VISION GROUP OF FUNDS

Semi-Annual Report to
Shareholders

Dated October 31, 2001 and Supplement
to Combined Class A and B Shares
Prospectus Dated August 31, 2001

for Where you want to be

VISION NEW YORK MUNICIPAL INCOME FUND
VISION PENNSYLVANIA MUNICIPAL INCOME FUND
VISION U.S. GOVERNMENT SECURITIES FUND
(Portfolios of VISION Group of Funds)

Supplement to the Combined Class A and B Shares Prospectus dated August 31, 2001

1.  At its December 13, 2001 regular meeting, the VISION Group of Funds' Board of Trustees (``Board'') approved the following fundamental investment policy of VISION New York Municipal Income Fund: ``Under normal circumstances, VISION New York Municipal Income Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income taxes imposed by the state of New York and New York municipalities.'' This will not change the management of the Fund. It merely changes an existing policy into one that cannot be changed without shareholder approval.

2.  At its December 13, 2001 regular meeting, the Board approved the following fundamental investment policy of VISION Pennsylvania Municipal Income Fund: ``Under normal circumstances, VISION Pennsylvania Municipal Income Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and income taxes imposed by the Commonwealth of Pennsylvania.'' This will not change the management of the Fund. It merely changes an existing policy into one that cannot be changed without shareholder approval.

3.  Effective January 1, 2002, Mark Tompkins will replace Thomas R. Pierce as portfolio manager for the VISION U.S. Government Securities Fund. Other fund responsibilities for Mr. Pierce and Mr. Tompkins will remain unchanged. Biographies for Mr. Pierce and Mr. Tompkins can be found on pages 56 and 57, respectively, of the Combined Class A and B Shares Prospectus.

December 31, 2001

Contents

President's Message	1

Investment Reviews	4

Portfolios of Investments	18

Statements of Assets and Liabilities	54

Statements of Operations	58

Statements of Changes in Net Assets	62

Financial Highlights	70

Notes to Financial Statements	78

Trustees & Officers	95

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report of the VISION Group of Funds for the first half of the funds' current fiscal year, which is the six-month period from May 1, 2001 through October 31, 2001. This report begins with a discussion by each equity or income fund's management about the economy, the market, and fund strategies over the reporting period. Next, you'll find a complete list of portfolio holdings and financial statements for each fund.

The six-month reporting period was positive for bonds, as continued declines in interest rates caused the prices of existing bonds to rise. Stocks continued to record negative returns. I urge you to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time--in years if not decades.

For more in-depth information on the investment climate, I urge you to read the portfolio managers' investment reviews.

Fund-by-fund performance highlights are as follows:

VISION EQUITY FUNDS

VISION International Equity Fund
The VISION International Equity Fund pursues long-term capital appreciation by investing in international stocks issued by established companies in developed markets.* Over the reporting period, the fund's Class A Shares produced a total return of (11.80)%, or (16.63)% adjusted for the fund's sales charge, due to a decline in international stock prices. Class B Shares produced a total return of (12.02)%, or (16.42)% adjusted for the fund's contingent deferred sales charge.** At the end of the reporting period, the fund's net assets totaled $40.3 million.

VISION Small Cap Stock Fund
This VISION fund pursues growth of capital by investing in stocks issued by small cap companies.*** Over the reporting period, the fund's Class A Shares produced a total return of (7.49)%, or (12.55)% adjusted for the fund's sales charge, the result of a decline in net asset value. Class B Shares produced a total return of (7.79)%, or (12.40)% adjusted for the fund's contingent deferred sales charge, through a decline in net asset value.** At the end of the reporting period, the fund's net assets totaled $100.7 million.

VISION Mid Cap Stock Fund
The fund's portfolio pursues its objective of total return by investing in high-quality mid-cap stocks selected through a systematic process that focuses on value, or ``cheapness,'' and improving fundamental strength. During the reporting period, the fund's Class A Shares produced a total return of (14.75)% or (19.41)% adjusted for the fund's sales charge, due to a decline in net asset value. Class B Shares produced a total return of (15.09)% or (19.34)% adjusted for the contingent deferred sales charge, due to a decline in net asset value.** At the end of the reporting period, the fund's net assets totaled $103.8 million.

VISION Large Cap Growth Fund
This fund pursues capital appreciation by investing in large, established blue-chip growth companies. Over the reporting period, in a difficult period for stocks, the fund's Class A Shares produced a total return of (9.02)%, or (14.05)% adjusted for the fund's sales charge, through a $0.77 decline in net asset value. Class B Shares produced a total return of (9.46)%, or (13.98)% adjusted for the fund's contingent deferred sales charge, through an $0.80 decline in net asset value.** At the end of the reporting period, the fund's net assets totaled $13.9 million.

VISION Large Cap Core Fund
This fund pursues long-term capital appreciation and provides an ``all around'' approach to stocks by investing in large, established blue-chip companies. Over the reporting period, which was a difficult period for stocks, the fund's Class A Shares produced a total return of (18.37)%, or (22.89)% adjusted for the fund's sales charge, through a $1.91 decrease in net asset value. Class B Shares produced a total return of (18.80)%, or (22.86)% adjusted for the fund's contingent deferred sales charge, through a $1.95 decrease in net asset value.** At the end of the reporting period, the fund's net assets totaled $158.9 million.

*	International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

***	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

VISION Large Cap Value Fund
This fund offers a way to navigate toward income and capital appreciation from stocks believed to be undervalued. Over the reporting period, in a volatile stock market environment, the fund's Class A Shares produced a total return of (17.20)%, or (21.78)% adjusted for the fund's sales charge. Class B Shares produced a total return of (17.65)%, or (21.76)% adjusted for the contingent deferred sales charge.** The fund's net assets totaled $36.6 million at the end of the reporting period.

VISION MANAGED ALLOCATION FUNDS

VISION Managed Allocation Fund--Aggressive Growth
This VISION Fund pursues capital appreciation by investing in a strategic combination of VISION Funds with an emphasis on those investing in stocks.† Over the reporting period, the fund's Class A Shares produced a total return of (11.11)%, or (15.56)% adjusted for the fund's sales charge.** The fund's net assets totaled $2.5 million at the end of the reporting period.

VISION Managed Allocation Fund--Moderate Growth
This VISION Fund pursues capital appreciation and, secondarily, income by investing in a strategic combination of VISION stock, bond, and money market funds.† Over the reporting period, the fund's Class A Shares produced a total return of (5.95)%, or (10.21)% adjusted for the fund's sales charge.** The fund paid dividend income of $0.07 per share. The fund's net assets totaled $4.1 million at the end of the reporting period.

VISION Managed Allocation Fund--Conservative Growth
This VISION Fund pursues capital appreciation and income by investing in a strategic combination of VISION Funds with an emphasis on those investing in bonds.† Over the reporting period, the fund's Class A Shares produced a total return of 0.13%, or (3.86)% adjusted for the fund's sales charge.** The fund paid dividend income totaling $0.15 per share. The fund's net assets totaled $1.4 million at the end of the reporting period.

VISION FIXED INCOME FUNDS

VISION New York Municipal Income Fund
The fund's portfolio of high-quality, New York municipal bonds paid tax-free income distributions totaling $0.21 per share for Class A Shares.‡ In a positive interest rate environment for bond prices, the fund's net asset value increased by $0.31. As a result, over the reporting period the fund's Class A Shares achieved a total return of 5.09%, or 0.38% adjusted for the fund's sales charge.** By the end of the reporting period, tax-sensitive New York residents had invested a total of $79.4 million in the fund.

VISION Pennsylvania Municipal Income Fund
This fund pursues income exempt from both federal and Pennsylvania state income taxes through a portfolio of high-quality, Pennsylvania municipal bonds. Over the reporting period, the fund's Class A Shares paid tax-free income distributions totaling $0.22 per share.‡ In a positive interest rate environment for bond prices, the net asset value increased by $0.31. As a result, over the reporting period the fund achieved a total return of 5.28%, or 0.57% adjusted for the fund's sales charge.** By the end of the reporting period, tax-sensitive Pennsylvania residents had invested a total of $84.7 million in the fund.

VISION Intermediate Term Bond Fund
This fund pursues current income, with long-term growth of capital as a secondary objective, by investing in a broad range of intermediate-term, U.S. government and investment grade corporate bonds. Over the reporting period, Class A Shares paid dividends totaling $0.28 per share, while the fund's net asset value rose by $0.36 as declining interest rates caused bond prices to rise. As a result, the fund produced a total return of 6.84%, or 1.99% adjusted for the fund's sales charge.** At the end of the reporting period, the fund's net assets totaled $196.0 million.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

†	Due to their strategy of investing in other mutual funds, these funds may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.
‡	Income may be subject to the federal alternative minimum tax and some state and local taxes.

VISION U.S. Government Securities Fund
The fund's portfolio of U.S. government securities paid dividends totaling $0.29 per share, while the fund's net asset value rose by $0.34 as declining interest rates caused an increase in bond prices. As a result, over the reporting period the fund produced a total return of 6.79%, or 2.03% adjusted for the fund's sales charge.** At the end of the reporting period, the fund's net assets totaled $101.0 million.

VISION MONEY MARKET FUNDS†‡

VISION New York Tax-Free Money Market Fund, a portfolio of New York municipal money market securities, paid double-tax-free dividends (triple-tax-free dividends to New York City residents) totaling $0.01 per share.‡ The fund's net assets totaled $191.5 million at the end of the reporting period.

VISION Money Market Fund, a diversified portfolio of corporate and U.S. government money market securities, paid dividends totaling $0.02 per share to Class A Shares investors and $0.02 per share to Class S Shares investors. The fund's net assets totaled $1.8 billion at the end of the reporting period.

VISION Treasury Money Market Fund, which invests exclusively in U.S. Treasury securities, paid dividends totaling $0.02 per share to Class A Shares investors and $0.02 per share to Class S Shares investors. The fund's net assets totaled $822.5 million at the end of the reporting period.

As always, thank you for choosing one or more of the VISION Funds to pursue your financial goals. We'll continue to keep you up-to-date on your progress as you participate in key financial markets through this expanded mutual fund family.

Sincerely,

/s/ Carol W. Jordan
Carl W. Jordan
President
December 15, 2001

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

‡	Income may be subject to the federal alternative minimum tax and some state and local taxes.
†‡
An investment in the funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

VISION
International Equity Fund

Although there is scant hope that the U.S. economy will avoid recession, the September 11 terrorist attack on the World Trade Center and the Pentagon has probably dashed much of that hope. It is now likely that the U.S. economy will register negative growth, with consequences for the rest of the world economies and markets.

In the past six months, we continued to see downward earnings revisions across all sectors. European economies have slowed dramatically and the Japanese economy has fallen, once again, into recession.

We have made some changes to the portfolio but exposure to Information Technology remains underweight at the same level. This underweight will be reduced once we see evidence of a more stable earnings and business environment. At the same time, while defensive sectors have greatly aided the portfolio's relative performance, valuations within these sectors are no longer compelling, setting the stage for future portfolio readjustment.

While the defensive positioning of the portfolio proved fortunate in the aftermath of the attack, the fund is positioned for the eventual rebound as well. Our defensive positioning prior to the attack was based on our views of a weakening economic and earnings outlook. Going into September 11, we had limited exposure to Consumer Discretionary stocks and no exposure to Property & Casualty Insurance, Airlines, Hotels or Restaurants. For the period from May 1, 2001 to October 31, 2001, the fund's Class A Shares' total return was (11.80)%, or (16.63)% adjusted for the fund's sales charge, and the fund's Class B Shares' total return was (12.02)%, or (16.42)% adjusted for the fund's contingent deferred sales charge,* as compared to the benchmark index, the Morgan Stanley Capital International--Europe, Australasia, and Far East Index (``MSCI -- EAFE''),** which produced a total return of (18.38)%.

Given the renewed focus on earnings and fundamentals, we feel we are positioned to perform well and expect to be presented with opportunities over the next few months as the market incorporates the current environment into its expectations.

Uncertain times bring uncertain market reactions. With our focus on long-term underlying fundamental value, short-term market events and the reactions will not sway us. We will patiently wait for the opportunities that times like these invariably provide.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**	The MSCI-EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

VISION
Small Cap Stock Fund
(LSV Asset Management)

LSV Asset Management (``LSV'') was selected to sub-advise a portion of the fund in early 2001 with a focus on small cap value stocks. We began managing a portion of the fund on July 2, 2001. Our objective is to outperform the value component of the Russell 2000 Index (Russell 2000 Value Index)* by building a diversified portfolio of small cap value stocks using our proprietary investment model developed by our founding principals. It is critical that we maintain strict style discipline so that we provide a complementary strategy to the fund's other sub-advisor who is focusing on small cap growth stocks.

The stock market was in a steep decline from July through September as the economy slowed towards recession and terrorism fears eroded consumer confidence. Fortunately, stocks recovered a bit in October as the Federal Reserve Board moved aggressively to cut interest rates and spur economic growth. Small cap value stocks outperformed small cap growth stocks over this time period. LSV's value equity strategy performed well in this environment on a relative basis as the strategy is focused on stocks with attractive valuations and good cash flow. Our conservative strategy for small cap investing has helped to limit downside risk in these difficult markets as well.

LSV's disciplined value investment strategy will continue to focus on stock selection while maintaining strict risk controls to help limit portfolio volatility. The resulting portfolio is diversified across industries and economic sectors making stock selection the major contributor to any excess returns. We plan to continue with the same investment approach and are confident our disciplined cash flow and earnings-based model will continue to select stocks that have the potential to outperform.

*
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and investments cannot be made in an index.

VISION
Small Cap Stock Fund
(Mazama Capital Management, Inc.)

The tragic events of September 11 sent shock waves around the world. While it will affect the U.S. economy for some time, the stock market is already beginning to show new signs of life after having faltered terribly over the eighteen months prior to the attack. To help move us toward economic recovery, the Federal Reserve Board has cut the target rate for federal funds by 50 basis points three times since September 11, after a record seven cuts already this year. Congress and President Bush have committed to decisive action as well, appearing to be on a fast track to pass an economic stimulus package that includes both government spending and tax relief.

After dropping nearly 15% in the first five trading days after the disaster, small cap growth stocks regained some traction as the Russell 2000 Growth Index* rebounded by 17% by October 31, 2001. While volatility will certainly be part of the landscape as we close out the year, the case for investing in the stock market in general, and small caps in particular, remains very strong. The Mazama Proprietary Price Performance Model (PPM) flashed a record ``buy'' signal for our small cap portfolios on Thursday, September 21, with a reading of 9.4. (Seven or more points indicate a ``buy,'' five to 6.9 points indicate a ``hold,'' and fewer than five points indicate a ``sell''). Since then, small caps have continued to trade at historically low valuations, particularly relative to those of large caps, yet have begun to rally from recent lows. It is within this valuation environment that we are finding a growing number of small, high-growth companies with exciting near-term business prospects and compelling financials. We are not alone in our sentiment, and have begun to see an increase in institutional funds flowing out of money markets, bonds, large caps, and value stocks and into small cap growth stocks.

We believe our portion of the fund's portfolio is well positioned to weather the fallout from the events of September 11. We expect a number of our holdings to experience an increase in business due to the heightened focus on security. Examples include Digimarc (DMRC), which has been working on significant opportunities with the G10 nations and the U.S. Department of Defense, pursuing contracts to provide watermark protection for several types of classified digital data and identification documents. We expect Digimarc's contract negotiations to accelerate as efforts to increase security are stepped up worldwide. Polycom (PLCM), another top holding, manufactures videoconferencing and voice over IP systems, which should experience a surge in demand due to the cutback in non-critical business travel. We also took an initial position in Visionics (VSNX), a company that produces systems that track and identify criminals and terrorists using a networked database of digitized biometrics like fingerprints and facial recognition profiles. The company's products provide real solutions for the security issues we now face and, as a result, the company is positioned to be a market leader in this area in the future.

There is no doubt that much has changed since September 11. What has not changed is Mazama's preparedness to operate in an ever-changing investment environment. We look forward to facing the coming year with confidence in our portfolio and in our ability to navigate a challenging environment.

*
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and investments cannot be made in an index.

VISION
Mid Cap Stock Fund

The tragic events of September 11 cast a shadow of gloom and uncertainty over the nation. While their full economic impact remains unknown, in the short-term, the attacks have disrupted business activity, further weakening the economy and sending U.S. equity markets lower. The portfolio's strong stock selection in Healthcare boosted performance, but was not enough to offset the shortfall in Technology and Utilities. Your fund, while lagging the S&P Midcap 400 Index* during the last six months, performed in line with the Russell Midcap Index.** Your midcap mutual fund recently received a 3-star Overall Morningstar Rating™ in recognition of its strong risk adjusted performance among the 4,633 Domestic Equity Funds in its category as of September 30, 2001.†

As business spending slowed, the Technology sector was hit hard and software stocks, such as PeopleSoft and Adobe, suffered. Semiconductor names such as KLA-Tencor, Novellus and Advanced Micro Devices also fell. Intuit performed well, however, due to the recurring nature of the company's revenue stream for its tax software product.

The Utility sector had very divergent performance. Traditional regulated utilities with high dividend yields like Utilicorp United and Dominion Resources performed very well in this defensive environment. However, ``growth'' power companies in non-regulated markets, such as Dynegy and Calpine sank, as investors feared that falling natural gas prices and a slowing economy would hurt these companies. We repositioned your portfolio by selling a portion of Dynegy and buying Energy East, a traditional utility with a 4.6% dividend yield and cost-cutting potential.

While investors moved away from Cyclical names, they fled to areas of lower risk, such as Healthcare (Trigon Health Care and Lab Corp. of America) that typically thrive even in recessions. Accordingly, we added to your position in Mylan Labs, a pharmaceutical company focused on generic drugs and also added to First Health Group, a managed care company.

Our fundamental research analysts are continually assessing the impact of the slowing economy on sectors and individual companies and make appropriate earnings adjustments. We repositioned the portfolio by selling retailers such as CVS, Abercrombie & Fitch, Toys `R Us, and RadioShack whose earnings prospects could be diminished in this very competitive retail environment. We also repositioned your Technology holdings by selling some semiconductor stocks such as Vitesse, LSI Logic, and Qlogic and purchasing inexpensive technology stocks such as Network Associates, CDW Computer, and Tech Data whose earnings prospects are holding up relatively well despite the weakness in the Technology sector.

We will continue to monitor key indicators of economic health, including consumer confidence, consumer spending, and employment figures and look for the effects of both monetary and fiscal stimuli. Our team of investment professionals will continue to monitor and revise your portfolio as economic events unfold. Through continued adherence to a disciplined evaluation of information, along with thoughtful implementation, we will continue to pursue your investment objectives.

*	S&P Midcap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Investments cannot be made in an index.
**
Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index. Indexes are unmanaged and investments cannot be made in an index.

†
Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The VISION Mid Cap Stock Fund was rated against the following number of U.S.-domiciled Domestic Equity funds over the following time periods: 4633 funds in the last three years and 2904 funds in the last five years. With respect to these Domestic Equity funds, the Vision Mid Cap Stock Fund received 4-stars and 2-stars for the three- and five-year periods, respectively. Ratings are for the Class A Shares only. Other classes may vary.

©2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an ``expert'' under the Securities Act of 1933.

VISION
Large Cap Growth Fund

During the six months ended October 31, 2001, the fund performed significantly better than the universe of large cap growth funds in a difficult environment.

The sub-adviser, Montag & Caldwell, focuses on large capitalization companies that have above-average earnings growth rates which are undervalued in the stock market. This attention to valuation tends to make the investment style risk averse. While the most recent six months has been a rough environment for stocks, the fund has declined less in value than the general stock market indices. Our continued underweight in Technology (13.0% of the portfolio at 10/31) versus the market was beneficial, as the Technology sector of the benchmark S&P 500/Barra Growth Index* (26% of the index at 10/31) declined 20% during this six-month period. The fund's overweight position in Consumer Staples (24% at 10/31) and Financials (16% at 10/31) also aided performance. The fund's Consumer Cyclical holdings performed poorly as U. S. consumer activity and confidence, already showing signs of weakness in late summer, tumbled following September 11 for the full year 2001.

Portfolio activity during these six months was higher than usual as the weakening economic conditions affected many companies in our universe and made it necessary to adjust the portfolio accordingly. During the past several months we have established positions in several high quality cyclical growth companies that should benefit from an improving economy and have some degree of pricing power: Caterpillar -- the global heavy equipment manufacturer, and Minnesota Mining and Manufacturing -- the diversified manufacturing concern. We also established positions in Amgen and Genentech -- leading U. S. biotechnology companies, Bank of New York -- a leading processing and global custody financial institution, and Schlumberger -- the global energy services and technology company. Positions in Wells Fargo, McDonalds, Schering Plough, Gap, Solectron, and Oracle were eliminated. We reduced Electronic Data Systems and Johnson & Johnson as they had exceeded 5% of the portfolio due to superior performance. We reduced positions in General Electric, AOL-Time Warner, and Citigroup in anticipation of possible temporary disruptions in earnings momentum. These reductions, for the most part, took place in late August and resulted in a larger than normal cash position prior to September 11. We were able to re-deploy the cash reserves in the days after the markets re-opened. Several existing positions were increased at attractive prices, including Amgen, Gillette, Marsh & McLennan, UPS, Medtronic, and Disney. During this time of market weakness, we also established a new position in Qualcomm -- a leading provider of cellular phone technology. Most recently we have eliminated two health care holdings: Pharmacia and Cardinal Healthcare, as earnings growth for these companies has become more difficult.

The fund's portfolio has its heaviest weights in Healthcare (25%) and Consumer Staples (24%) as these are the sectors where we are finding the best combinations of earnings growth and attractive valuation. By and large, the earnings environment for technology companies remains very difficult and we continue to be selective in this sector. This is largely a function of weak demand for technology products, excess capacity of technology companies, and a poor pricing environment. We are of the opinion that technology and other capital spending will not improve markedly until corporate profitability improves. Even as demand eventually does come back, it will be important for investors to examine the income statements of technology companies, as profit margins are likely to be slimmer than in the last cycle due to increased competition. While stock market volatility is likely to persist for several more months, we are encouraged that the broader market should be in a position of being able to show improved performance as the economy begins to recover.

Thank you for this opportunity to communicate with you. We look forward to updating you on the fund's progress in the future.

*
The S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

VISION
Large Cap Core Fund

For the six months ended October 31, 2001, the fund's Class A Shares returned (18.37)% based on net asset value, or (22.89)% adjusted for the fund's sales charge, and the fund's Class B Shares returned (18.80)% based on net asset value, or (22.86)% adjusted for the fund's contingent deferred sales charge.* This compares with a (14.60)% total return for the S&P/Barra Value Index,** a commonly referenced unmanaged index of large capitalization ``value'' oriented stocks. During this same period the Lipper Large Cap Core Fund Average*** returned (15.19)%.

Our equity approach is based on consistency and discipline. We apply a disciplined, yet opportunistic methodology focused on identifying companies with growth characteristics selling at attractive valuations. Our investment process is grounded in three primary dimensions: ``top down'' thematic perspective, ``bottom-up'' intensive security analysis, ``centered'' and balanced by risk control.

Top-Down: Thematic

Our thematic dimension incorporates our ``top-down'' assessment of how we should be positioned to take advantage of secular trends or patterns developing in the U.S. economy. We favor those sectors and industries that benefit the most from these themes. We identified five major themes that should prove important for the 2001-2002 time frame:

1.	Demographics -- The graying of America affects consumption patterns. Specific stocks that are part of this theme include Caremark RX, Carnival Corp, CVS Corp. and Medtronic.

2.
Supply/Demand Imbalances -- Cyclical industry conditions that create significant supply/demand imbalances. The U.S. hospital industry currently represents an excellent example of a situation where demand for certain services in particular geographies is outstripping supply. We own Tenet Healthcare and Health Management Associates as part of this theme.

3.
The Information Age -- Accelerated pace of change intensifies the battleground between innovators and incumbents. We want to invest in industry leaders with a continued and demonstrated commitment to preserving their competitive advantage. We also want to invest with innovators and disrupters who will be tomorrow's leaders. Additionally, many information age companies have a fair amount of intangible assets. Intangible assets require special qualitative analysis and can be key drivers of equity valuations. Some of our specific Information Age stocks include Clear Channel Communications, Corning, El Paso Corp., IBM, International Rectifier, Scientific Atlanta, Staples, and Symbol Technologies.

4.
Industry Consolidation -- Profit pressures and competitive forces will drive consolidation in the energy, financial services and utility sectors. Burlington Resources, USX-Marathon, FPL Group, and Jefferson-Pilot represent current holdings for this theme.

5.
The Global Market Place -- Open markets and new groups of global consumers are providing new growth opportunities, especially for companies that possess economies of scale and scope in their industry. Boeing Co., Citigroup Inc., General Electric, Kimberly-Clark Corp., Morgan Stanley Dean Witter and Tyco are a few of our holdings exercising their market power in new and existing international markets.

Identifying Growth at Reasonable Prices

We have emphasized stocks with growth prospects that on average appear to be greater than the earnings growth rate of our value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth. Our average forward P/E's, or price/earnings ratios, are lower than the average P/E multiple of the S&P Barra Value Index.** Our emphasis on a favorable PEG ratio, or P/E to growth ratio, is our primary metric for measuring GARP, or Growth-At-a-Reasonable Price.

Risk control

Stringent risk control measures are utilized to minimize expected ``tracking error'' or expected variance from our chosen benchmark -- the ``value'' side of the S&P 500†. As a result of our risk control process, our portfolio invests in many industry leaders such as Alcoa, AOL Time Warner, AIG, Coca Cola, Bellsouth, ChevronTexaco, Disney, Exxon-Mobil, Pfizer, Verizon Communications and Wells Fargo.

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**	The S&P/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
†	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

VISION
Large Cap Value Fund

For the six months ended October 31, 2001, the Fund's Class A Shares returned (17.20)% based on net asset value, or (21.78)% adjusted for the fund's sales charge, and the fund's Class B Shares returned (17.65)%, or (21.76)% adjusted for the fund's contingent deferred sales charge.* This compares with a (18.07)% total return for the S&P/Barra Value Index,** a commonly referenced unmanaged index of large capitalization ``value'' oriented stocks. During this same period the Lipper Large Cap Value Fund Average*** returned (12.88)%.

Our equity approach is based on consistency and discipline. We apply a disciplined, yet opportunistic methodology focused on identifying companies with growth characteristics selling at attractive valuations. Our investment process is grounded in three primary dimensions: ``top down'' thematic perspective, ``bottom-up'' intensive security analysis, ``centered'' and balanced by risk control.

Top-Down: Thematic

Our thematic dimension incorporates our ``top-down'' assessment of how we should be positioned to take advantage of secular trends or patterns developing in the U.S. economy. We favor those sectors and industries that benefit the most from these themes. We identified five major themes that should prove important for the 2001-2002 time frame:

1.	Demographics -- The graying of America affects consumption patterns. Specific stocks that are part of this theme include Caremark RX, Carnival Corp, and CVS Corp.

2.
Supply/Demand Imbalances -- Cyclical industry conditions that create significant supply/demand imbalances. The U.S. hospital industry currently represents an excellent example of a situation where demand for certain services in particular geographies is outstripping supply. We own Tenet Healthcare and Health Management Associates as part of this theme.

3.
The Information Age -- Accelerated pace of change intensifies the battleground between innovators and incumbents. We want to invest in industry leaders with a continued and demonstrated commitment to preserving their competitive advantage. We also want to invest with innovators and disrupters who will be tomorrow's leaders. Additionally, many information age companies have a fair amount of intangible assets. Intangible assets require special qualitative analysis and can be key drivers of equity valuations. Some of our specific Information Age stocks include Clear Channel Communications, Corning, El Paso Corp., International Rectifier, Openwave Systems, Scientific Atlanta, Staples, Symbol Technologies, and Texas Instruments.

4.
Industry Consolidation -- Profit pressures and competitive forces will drive consolidation in the energy, financial services and utility sectors. Burlington Resources, Conoco, USX-Marathon, Countrywide Credit, FPL Group, Jefferson-Pilot, and Keycorp represent current holdings for this theme.

5.
The Global Market Place -- Open markets and new groups of global consumers are providing new growth opportunities, especially for companies that possess economies of scale and scope in their industry. Boeing Co., Citigroup Inc., Kimberly-Clark Corp., McDonald's, Morgan Stanley Dean Witter and Tyco are a few of our holdings exercising their market power in new and existing international markets.

Identifying Growth at Reasonable Prices

We have emphasized stocks with growth prospects that on average are greater than the earnings growth rate of our value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth. Our average forward P/E's or price/earnings ratios, are lower than the average P/E multiple of the S&P Barra Value Index**. Our emphasis on a favorable PEG ratio or P/E to growth ratio is our primary metric for measuring GARP or Growth-At-a-Reasonable Price.

Risk control

Stringent risk control measures are utilized to minimize expected ``tracking error'' or expected variance from our chosen benchmark -- the ``value'' side of the S&P 500†. As a result of our risk control process, our portfolio invests in many industry leaders such as AOL, AIG, Bellsouth, ChevronTexaco, Disney, Exxon-Mobil, Verizon Communications and Wells Fargo.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**	The S&P/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consist of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
†	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

VISION
Managed Allocation Fund--
Aggressive Growth

The past six months have been an extraordinary time in the fixed income and equity markets both in terms of the performance of those markets and the scope and magnitude of events driving that performance.

The most shocking events to rock the markets (and the broader world for that matter) were, of course, the horrific terrorist attacks on the World Trade Center and the Pentagon. The events of September 11 left thousands of people slain, led to U.S. involvement in a war in Central Asia and significantly exacerbated world economic maladies all in the span of seven weeks. The terrorist acts also spurred the U.S. Federal Reserve Board to dramatically quicken its already fast pace of short-term interest rate reduction in hopes of providing liquidity and cheap money to an economy in need of both.

The fund, with the bulk of its investment mix in equities, weathered rough and tumultuous markets for most of the past six months -- the biggest storms hitting after the events of September 11. Despite posting a (11.11)% return, based on net asset value, or (15.56)% adjusted for the fund's sales charge, for the six months ended October 31, 2001, the fund showed encouraging signs as the broader equity markets recovered during the month of October; the fund gained 2.70% that month, based on net asset value, or (2.46)% adjusted for the fund's sales charge.* Part of the fund's ability to rebound during the final month of the period is owed to some small but deliberate shifts within the allocation away from fixed income investments and mid-cap stocks to large cap growth and value alternatives in early October. The shift, designed to take advantage of more attractive equity valuations in the wake of the market sell-down, should help the fund ride the crest of the anticipated economic recovery projected over the next twelve to eighteen months.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VISION
Managed Allocation Fund-- Moderate Growth

The past six months have been an extraordinary time in the fixed income and equity markets, both in terms of the performance of those markets and the scope and magnitude of events driving that performance.

The most shocking events to rock the markets (and the broader world for that matter) were, of course, the horrific terrorist attacks on the World Trade Center and the Pentagon. The events of September 11 left thousands of people slain, led to U.S. involvement in a war in Central Asia and significantly exacerbated world economic maladies all in the span of seven weeks. The terrorist acts also spurred the U.S. Federal Reserve Board to dramatically quicken its already fast pace of short-term interest rate reduction in hopes of providing liquidity and cheap money to an economy in need of both.

The fund has weathered these tumultuous seas admirably over the past six months and has emerged slightly bruised but poised to participate in any market upswing that occurs as the economy recovers. For the six months ended October 31, 2001, the fund posted a total return of (5.95)%, based on net asset value, or (10.21)% adjusted for the fund's sales charge.* While any negative performance number is always unwelcome, it is heartening to know that while other pure equity funds and indexes were losing upwards of 15% of their worth, the balance between stocks and bonds within the fund prevented a hemorrhaging of market value. Small but deliberate shifts in early October within the fund's allocation away from money market and mid-cap stocks and toward large-cap growth investments helped the fund right itself when the markets rebounded in October.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VISION
Managed Allocation Fund--Conservative Growth

The past six months have been an extraordinary time in the fixed income and equity markets, both in terms of the performance of those markets and the scope and magnitude of events driving that performance.

The most shocking events to rock the markets (and the broader world for that matter) were, of course, the horrific terrorist attacks on the World Trade Center and the Pentagon. The events of September 11 left thousands of people slain, led to U.S. involvement in a war in Central Asia and significantly exacerbated world economic maladies all in the span of seven weeks. The terrorist acts also spurred the U.S. Federal Reserve Board to dramatically quicken its already fast pace of short-term interest rate reduction in hopes of providing liquidity and cheap money to an economy in need of both.

The impact of these developments on the fund was paradoxical. The small equity portion of the fund was hit hard, shedding value along with the broader domestic and international stock indexes. The fixed income side of the mix, however, moved upward in response to the natural inverse relationship between market rates and bond prices and the substantial ``flight to quality'' (i.e. U.S. government securities) effect observed both in the U.S. and abroad. As a result of the fund's attractive positioning for the last six months and a slight shift out of fixed income into equity in early October, the fund produced a total return of 0.13%, based on net asset value, or (3.86)% adjusted for the fund's sales charge, during the six-month period ended October 31, 2001.*

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VISION
New York Municipal
Income Fund

The last six months have been a good time for the municipal bond market. Over the six months from May 1, 2001 to October 31, 2001, 10-year municipal bond yields declined from 4.43% to 3.78%, while yields on 30-year municipal bonds fell from 5.32% to 4.93%. The drop in rates was due to aggressive short-term rate cuts by the Federal Reserve Board to combat a slowing economy along with high demand as investors rotated out of the equity markets into municipal bonds. With the drop in rates, supply increased as municipalities took advantage of the low rates to refinance their outstanding debt.

The fund posted a positive total return of 5.09% for the six months ended October 31, 2001, based on net asset value (0.38% adjusted for the fund's sales charge).* The Lipper New York Municipal Debt Funds Index total return for the same period was 5.21%.**

The fund continues to emphasize high quality New York municipals while keeping the average maturity of the portfolio short of its benchmark. We expect the municipal bond market to perform in line with other fixed income markets over the coming months.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

VISION
Pennsylvania Municipal
Income Fund

Municipal yields have fallen dramatically this year, most recently in the short-end of the curve as a result of the flight to safety that followed September 11. However, municipal yields did not keep pace with the decline in short-term Treasurys. As a result, municipal/Treasury yield ratios moved sharply higher and valuation now appears better than any time since 1992.

Valuation appears even more attractive relative to corporate bonds. The 10-year Aaa Municipal/Corporate yield ratio surged to 83%, well-above its long term average of 71%. We are maintaining a longer-duration than the benchmark, although we have taken some profits on the long-end and reinvested into shorter maturities.* We continue to emphasize AA and AAA rated issues, and good diversification across the state of Pennsylvania.

Looking ahead, we expect good quality municipals to continue to perform well, but will continue to move closer to our benchmark duration in anticipation of rates moving higher sometime before the next half of next year.

*
Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

VISION
Intermediate Term
Bond Fund

Economic data released over the six-month period ended October 31, 2001 confirmed the consensus belief that the economy was slowing considerably. The Federal Reserve Board responded by providing the necessary cuts in short-term interest rates in an attempt to stimulate growth and improve consumer confidence. Unfortunately, the events of September 11 have more than likely prolonged the economic recovery for at least another two quarters. Since then, the steep drop in consumer and business confidence appear to have confirmed this view. Treasury yields have fallen across the yield curve, with short-term yields declining the most.

We began the reporting period targeting an above-benchmark duration in anticipation of falling interest rates.* We ended the period very close to that of the benchmark, as we find bonds near fair value at current levels. We are currently maintaining a defensive allocation across fixed income sectors, favoring the agency and corporate sectors over Treasurys and mortgage-backed securities at this time.

Looking ahead, we will watch closely for signs that the recovery is beginning. However, we do not anticipate that happening for another two to four months. The overall credit quality of the fund remains high, at AAA-, according to Standard and Poor's.**

*
Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

**	An AAA rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

VISION
U.S. Government
Securities Fund

The last six months have been a favorable period for the taxable bond market. Since our last report, yields on the 10-year Treasury note have declined from 5.34% on April 30, 2001 to 4.23% on October 31, 2001.

The economy continued to slow through the summer with real Gross Domestic Product declining 0.4% in the third quarter. In a continuation from last year, business investment has continued to decline, while consumer spending continues to be the engine of the economy. On the jobs front the unemployment rate increased in October to 5.4% from a rate of 4.5% in April.

The Federal Reserve Board continued to aggressively cut interest rates during the six-month period to combat the slowing economy. The federal funds rate declined by 2.00% from 4.50% to 2.50%.

The fund posted a total return of 6.79% for the six-month period ended October 31, 2001, based on net asset value (2.03% adjusted for the fund's sales charge).* The Lipper General U.S. Government Fund Index** total return for the same period was 8.14%.

The fund continues to emphasize government-guaranteed securities with yield advantages to U.S. Treasury securities. Within the mortgage-backed securities sector, we continue to favor securities backed by very seasoned, low loan balance mortgages. These mortgages possess lower refinancing risks relative to newer production mortgages. The duration*** of the fund has been shortened to about a quarter year shorter than the Lehman Brothers Aggregate Bond Index† for the period ended April 30, 2001.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
***	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter duration.
†	Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made in an index.

VISION International Equity Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value in U.S. Dollars
Common Stocks--93.4%
	Australia--2.9%
22,700	Australian Gas Light Co.	$ 101,373
46,793	QBE Insurance Group Ltd.	145,932
12,500	Rio Tinto PLC	201,210
93,900	Westpac Banking Corp., Ltd.	698,890

	Total Australia	1,147,405

	Belgium--1.5%
1,120	Electrabel SA	234,217
15,720	Fortis AG	370,451

	Total Belgium	604,668

	Denmark--1.0%
11,800	Danske Bank AS	174,590
5,800	Novo Nordisk, Class B	235,029

	Total Denmark	409,619

	Finland--4.1%
20,900	Enso Oyj, Class R	253,780
35,600	Nokia Oyj	743,834
27,100	Sampo Oyj, Class A	243,751
12,600	UPM -- Kymmene Oyj	409,124

	Total Finland	1,650,489

	France--11.2%
10,824	AXA	236,576
8,200	Alcatel	123,687
10,050	Aventis SA	738,977
4,510	BNP Paribas SA	374,822
1,320	Cap Gemini SA	74,205
2,170	Compagnie de St. Gobain	301,554
7	Elf Aquitaine SA	1,127
3,560	France Telecommunications	132,789
3,930	Groupe Danone	454,227
2,090	L'Air Liquide	281,601
6,890	Societe Generale	344,255
3,660	Suez Lyonnaise des Eaux SA	114,989
8,019	Total Fina SA, Class B	1,125,179
1,480	Unibail (Union du Credit-Bail Immobilier)	76,610
14,100	Usinor Sacilor	148,382

	Total France	4,528,980

	Germany--3.4%
1,402	Allianz AG Holdings	330,137
5,550	Bayer AG	164,734
5,450	Bayerische Motoren Werke AG	161,962
8,650	Continental AG	87,995
7,250	Deutsche Telekom AG, Class REG	112,096
3,700	E.On AG	192,689
1,242	Muenchener Rueckversicherungs-Gesellschaft AG	327,874

	Total Germany	1,377,487

Shares		Value in U.S. Dollars
Common Stocks--continued
	Hong Kong--1.4%
76,000	Esprit Asia Holdings Ltd.	$ 79,897
95,000	Hong Kong Electric Holdings Ltd.	360,513
22,000	Sun Hung Kai Properties Ltd.	135,385

	Total Hong Kong	575,795

	Ireland--1.3%
25,300	Bank of Ireland	225,968
19,490	CRH PLC	301,521

	Total Ireland	527,489

	Italy--2.6%
11,000	Assicurazioni Generali SPA	301,271
41,500	ENI SPA	519,594
21,000	Istituto Bancario San Paolo di Torino	220,428

	Total Italy	1,041,293

	Japan--19.5%
10,400	Benesse Corp.	320,796
10,000	Canon, Inc.	290,506
14,000	Dai Nippon Printing Co., Ltd.	148,974
5,000	Daikin Industries Ltd.	72,218
58	East Japan Railway Co.	337,460
800	Fanuc Co., Ltd.	33,294
8,000	Fuji Photo Film Co., Ltd.	263,740
1,100	Hirose Electric Co., Ltd.	80,607
27,000	Hitachi Ltd.	183,973
4,700	Honda Motor Co., Ltd.	168,371
2,200	Hoya Corp.	131,233
9,000	KAO Corp.	212,983
21,000	Kamigumi Co.	87,054
6,000	Matsushita Electric Industrial Co., Ltd.	70,994
41,000	Minebea Co.	212,787
27,000	Mitsubishi Corp.	206,667
26,000	Mitsubishi Estate Co., Ltd.	253,964
46,000	Mitsui Mining & Smelting	138,137
102	Mizuho Holdings, Inc.	307,969
5,000	Murata Manufacturing Co., Ltd.	313,354
24,000	Nikko Securities Co., Ltd.	129,454
800	Nintendo Corp., Ltd.	123,253
106	Nippon Telegraph & Telephone Corp.	435,954
24,000	Nomura Securities Co., Ltd.	315,313
3,000	Omron Corp.	38,190
10,000	Ono Pharmaceutical Co., Ltd.	318,250
4,700	Orix Corp.	410,763
2,500	Rohm Co., Ltd.	265,821
11,000	Sekisui House Ltd.	88,506
1,000	Shin-Etsu Chemical Co., Ltd.	32,886
11,100	Sony Corp.	419,381
12,000	Sumitomo Bakelite Co., Ltd.	75,695
36,000	Sumitomo Chemical Co., Ltd.	137,190
19,000	Sumitomo Mitsui Banking Corp.	117,369
10,000	Takeda Chemical Industries Ltd.	483,904
1,800	Takefuji Corp.	149,235
38	UFJ Holdings, Inc.	169,309

VISION International Equity Fund

Shares		Value in U.S. Dollars
Common Stocks--continued
	Japan--continued
6,000	Yamanouchi Pharmaceutical Co., Ltd.	$ 177,731
18,200	Yasuda Fire & Marine Insurance Co.	130,546

	Total Japan	7,853,831

	Netherlands--6.6%
19,709	ABN AMRO Holdings NV	300,657
8,877	Aegon NV	222,765
11,600	Akzo Nobel NV	475,251
41,200	Elsevier NV	478,410
6,700	ING Groep NV	166,929
9,186	Koninklijke (Royal) Philips Electronics	208,542
400	Royal Dutch Petroleum Co.	20,328
19,713	TNT Post Group NV	385,114
1,400	VNU--Verenigde Nederlandse Uitgeversbedrijven	40,799
17,273	Wolters Kluwer NV	362,304

	Total Netherlands	2,661,099

	New Zealand--0.5%
38,700	Lion Nathan Ltd.	83,779
45,600	Lion Nathan Ltd.	98,838

	Total New Zealand	182,617

	Norway--0.3%
33,000	(1)Telenor AS	127,184

	Portugal--1.7%
21,500	Brisa Auto Estradas de Portugal SA	191,448
168,600	Electricidade de Portugal SA	404,898
10,852	Portugal Telecom SGPS SA	85,895

	Total Portugal	682,241

	Singapore--0.9%
40,000	DBS Group Holdings Ltd.	228,189
151,000	Neptune Orient Lines Ltd.	65,434
86,560	(1)Singapore Telecom Ltd.	81,403

	Total Singapore	375,026

	Spain--2.6%
5,351	Banco Popular Espanol SA	179,523
49,615	Banco Santander Central Hispano SA	381,554
39,773	Telefonica SA	477,217

	Total Spain	1,038,294

	Sweden--2.8%
7,800	Sandvik AB	164,528
9,130	Svenska Cellulosa AB, Class B	206,276
22,910	Svenska Handelsbanken AB, Class A	282,431
95,170	Swedish Match AB	490,710

	Total Sweden	1,143,945

	Switzerland--5.4%
726	Givaudan SA	221,978
3,203	Nestle SA	663,986
9,172	Novartis AG	342,975
9,418	Roche Holding AG	652,228
2,652	Swiss Re	272,449
2,652	Swiss Re, Rights (Expiring 11/12/2001)	0

	Total Switzerland	2,153,616

Shares or Principal Amount		Value in U.S. Dollars
Common Stocks--continued
	United Kingdom--23.7%
109,000	BP Amoco Co., PLC	$ 878,811
13,000	Barclays PLC	390,922
33,000	British Aerospace PLC	71,429
16,000	British Land Co.	103,432
94,800	British Telecom PLC	479,252
14,000	Carlton Communications PLC	38,845
32,000	Charter PLC	49,276
22,000	(1)Compass Group PLC	160,276
29,000	Diageo PLC	289,211
17,000	Dixons Group PLC	52,108
9,000	EMAP PLC	87,206
8,800	Electrocomponents PLC	58,550
65,000	Gallaher Group PLC	439,079
36,917	(1)GlaxoSmithKline PLC	992,143
29,000	HSBC Holdings PLC	317,437
148,000	Invensys PLC	135,450
79,000	Jefferson Smurfit Group PLC	156,388
42,000	Lloyds TSB Group PLC	423,433
30,000	National Grid Co., PLC	212,675
33,000	Prudential Corp., PLC	345,162
15,000	Reckitt Benckiser PLC	209,189
65,000	Rentokil Initial PLC	233,703
102,000	Rolls-Royce PLC	221,522
27,000	Royal Bank of Scotland PLC	645,217
35,000	Safeway PLC	177,956
20,000	Scottish & Newcastle PLC	149,047
28,000	Scottish & Southern Energy PLC	268,459
62,000	Scottish Power PLC	355,766
99,000	Shell Transport & Trading Co., PLC	740,660
9,909	United Business Media PLC	63,049
341,295	Vodafone Group PLC	788,322

	Total United Kingdom	9,533,975

	Total Common Stocks (identified cost $41,181,527)	37,615,053

Corporate Bond--0.1%
	United States--0.1%
$ 21,000	(2)ASM Lithography Holding NV, Conv. Bond, 5.75%, 10/15/2006 (identified cost $21,000)	22,155

Preferred Stocks--0.6%
	Australia--0.6%
4,100	National Australia Bank, Pfd.	119,310
22,400	News Corp. Ltd., Pfd.	132,679

	Total Preferred Stocks (identified cost $260,100)	251,989

Mutual Fund--26.4%
10,611,366	Seven Seas Money Market Fund (at net asset value)	10,611,366

	Total Investments (identified cost $52,073,993)	$48,500,563

(See Notes to Portfolios of Investments)

VISION Small Cap Stock Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value

Common Stocks--90.1%
	Aerospace/Defense Equipment--0.6%
51,300	GenCorp, Inc.	$ 610,470

	Banking--5.4%
8,000	BSB Bancorp, Inc.	178,240
53,700	BankAtlantic Bancorp, Inc., Class A	434,970
52,400	Colonial BancGroup, Inc.	660,240
4,800	Corus Bankshares, Inc.	201,120
4,500	First Citizens BancShares, Inc., Class A	423,000
65,400	Gold Banc Corp., Inc.	488,538
35,600	Independence Community Bank Corp.	865,792
700	Independent Bank Corp.-Michigan	19,054
47,200	Republic Bancorp, Inc.	696,200
4,100	Silicon Valley Bancshares	96,104
1,900	(1)Southwest Bancorporation of Texas, Inc.	54,511
23,600	Staten Island Bancorp, Inc.	682,984
25,000	United Bankshares, Inc.	680,000

	Total	5,480,753

	Business Services--1.6%
19,500	Banta Corp.	566,475
18,600	(1)EMCOR Group, Inc.	727,632
600	(1)Getty Images, Inc.	9,354
80,500	(1)Labor Ready, Inc.	286,580

	Total	1,590,041

	Capital Goods--0.7%
6,000	(1)Nortek, Inc.	120,900
18,700	York International Corp.	572,968

	Total	693,868

	Coal Exploration & Mining--0.1%
3,000	Arch Coal, Inc.	66,150

	Computers--0.0%
1,100	(1)Handspring, Inc.	2,156
8,900	(1)Immersion Corp.	39,605

	Total	41,761

	Computers-Hardware--3.3%
65,000	(1)Drexler Technology Corp.	1,300,000
108,000	(1)Hutchinson Technology, Inc.	1,963,440
10,000	(1)Read-Rite Corp.	49,800

	Total	3,313,240

	Computers-Networks--1.0%
30,100	(1)Avocent Corp.	561,666
19,900	(1)F5 Networks, Inc.	300,291
14,600	(1)Foundry Networks, Inc.	142,496

	Total	1,004,453

	Computers-Services--7.9%
55,000	(1)Affiliated Computer Services, Inc., Class A	4,842,750
4,200	(1)Carreker Corp.	16,674
35,700	(1)Checkpoint Systems, Inc.	373,422
55,400	(1)Digital Insight Corp.	922,410
1,900	(1)Identix, Inc.	13,186
24,400	(1)Imation Corp.	511,668
115,500	(1)LivePerson, Inc.	40,425
Shares		Value

Common Stocks--continued
	Computers-Services--continued
3,000	(1)RSA Security, Inc.	$ 36,120
15,400	(1)Symantec Corp.	846,846
46,520	(1)United Online, Inc.	111,648
16,800	(1)Visionics Corp.	251,624

	Total	7,966,773

	Computers-Software--6.9%
60,000	(1)Ansys, Inc.	1,259,400
185,000	(1)Computer Network Technology	2,701,000
112,900	(1)Corillian Corp.	276,605
20,400	(1)Digimarc Corp.	249,492
1,200	(1)Echelon Corp.	16,320
6,700	(1)Legato Systems, Inc.	56,213
4,760	(1)McAfee.com Corp.	104,720
12,600	(1)Moldflow Corp.	129,276
19,700	(1)NetIQ Corp.	554,555
44,400	(1)ONYX Software Corp.	167,832
310,900	(1)Red Hat, Inc.	1,467,448

	Total	6,982,861

	Consumer Finance--0.4%
22,800	Metris Cos., Inc.	369,588

	Data Processing--2.1%
40,000	(1)ChoicePoint, Inc.	1,711,200
7,400	Fair, Isaac & Co., Inc.	351,870

	Total	2,063,070

	Education--1.8%
60,000	(1)DeVRY, Inc.	1,617,000
8,300	(1)Sylvan Learning Systems, Inc.	185,920
5,000	(1)The Princeton Review, Inc.	32,000

	Total	1,834,920

	Electric Utilities--1.2%
5,000	CH Energy Group, Inc.	199,850
13,900	El Paso Electric Co.	189,040
5,900	IDACORP, Inc.	224,200
24,600	Public Service Co. of New Mexico	602,700

	Total	1,215,790

	Electronic Components--5.0%
5,400	(1)Active Power, Inc.	28,134
1,700	Alpha Industries, Inc.	39,576
25,000	(1)Coherent, Inc.	662,500
60,000	(1)Credence Systems Corp.	816,000
6,900	(1)Cree, Inc.	123,855
6,000	(1)FEI Co.	161,880
100,000	(1)Gentex Corp.	2,380,000
2,500	(1)Millennium Cell, Inc.	10,275
16,600	(1)OmniVision Technologies, Inc.	50,630
73,900	(1)Pixelworks, Inc.	746,390
30,300	(1)Tvia, Inc.	42,420

	Total	5,061,660

	Entertainment--0.9%
24,000	(1)Pixar, Inc.	885,600

VISION Small Cap Stock Fund

Shares		Value

Common Stocks--continued
	Financial Services--1.9%
28,600	Commercial Federal Corp.	$ 713,856
56,400	(1)Friedman, Billings, Ramsey Group, Inc., Class A	270,720
32,300	Seacoast Financial Services Corp.	484,500
11,800	UMB Financial Corp.	495,836

	Total	1,964,912

	Home Building--1.8%
14,000	M/I Schottenstein Homes, Inc.	517,300
8,100	Ryland Group, Inc.	433,350
10,100	(1)Toll Brothers, Inc.	314,716
55,100	Walter Industries, Inc.	577,999

	Total	1,843,365

	Home Decoration Products--1.7%
80,000	Leggett and Platt, Inc.	1,733,600

	Insurance--3.6%
18,500	AmerUs Group Co.	559,995
17,400	Commerce Group, Inc.	634,230
33,500	First American Corp.	557,775
95,400	Fremont General Corp.	477,954
9,800	Presidential Life Corp.	170,618
13,800	StanCorp Financial Group, Inc.	612,720
46,400	Vesta Insurance Group, Inc.	591,136

	Total	3,604,428

	Manufacturing--6.6%
32,700	Albany International Corp., Class A	637,650
29,900	American Greetings Corp., Class A	419,198
7,700	Ameron International, Inc.	505,120
13,800	Ball Corp.	849,252
45,800	General Cable Corp.	517,540
20,800	Harsco Corp.	664,560
1,000	(1)Maverick Tube Corp.	12,100
19,000	Quanex Corp.	493,050
9,000	(1)Shaw Group, Inc.	247,500
18,700	(1)Symyx Technologies	293,403
60,000	Valspar Corp.	2,014,200

	Total	6,653,573

	Medical Products & Supplies--5.2%
50,000	(1)ICU Medical, Inc.	2,199,500
110,000	Mentor Corp.	3,071,200

	Total	5,270,700

	Oil & Gas Exploration & Production--3.7%
14,700	(1)Core Laboratories NV	239,610
39,900	(1)Evergreen Resources, Inc.	1,593,606
11,900	(1)Key Energy Services, Inc.	103,530
40,000	Patina Oil & Gas Corp.	1,078,000
20,700	(1)Patterson-UTI Energy, Inc.	373,014
12,900	(1)Swift Energy Co.	305,085

	Total	3,692,845

	Pharmaceuticals--14.9%
6,800	(1)Accredo Health, Inc.	232,016
6,900	(1)AeroGen, Inc.	15,525
65,700	(1)Alkermes, Inc.	1,685,205
34,600	(1)Amylin Pharmaceuticals, Inc.	280,606
3,400	(1)AtheroGenics, Inc.	15,674
Shares		Value

Common Stock--continued
	Pharmaceuticals--continued
6,900	(1)Atrix Laboratories, Inc.	$ 173,190
23,600	(1)Celgene Corp.	776,912
16,700	(1)Cell Genesys, Inc.	298,930
21,100	(1)COR Therapeutics, Inc.	475,383
46,400	(1)Corixa Corp.	601,808
2,300	(1)Digene Corp.	81,535
15,900	(1)DUSA Pharmaceuticals, Inc.	155,820
4,300	(1)Emisphere Technologies, Inc.	103,415
42,200	(1)Endo Pharmaceuticals Holdings, Inc.	415,670
8,900	(1)First Horizon Pharmaceutical Corp.	234,515
3,200	(1)Gene Logic, Inc.	42,880
9,700	(1)Illumina, Inc.	97,097
39,400	(1)Incyte Genomics, Inc.	587,060
80,000	(1)Integra Lifesciences Corp.	2,352,000
1,300	(1)Neose Technologies, Inc.	38,168
163,300	(1)Paradigm Genetics, Inc.	937,342
10,150	(1)Pharmacopeia, Inc.	160,370
1,500	(1)Pharmacyclics, Inc.	32,595
300	(1)Sangamo BioSciences, Inc.	2,406
12,000	(1)Scios, Inc.	277,200
144,100	(1)Syncor International Corp.	4,178,900
13,400	(1)Third Wave Technologies, Inc.	118,590
35,400	(1)Transgenomic, Inc.	372,054
12,200	(1)ViroPharma, Inc.	305,366

	Total	15,048,232

	Retail-Apparel--1.1%
2,200	(1)American Eagle Outfitters, Inc.	60,280
1,900	(1)Chico's Fas, Inc.	49,400
4,900	(1)Columbia Sportswear Co.	140,091
37,243	(1)Polo Ralph Lauren Corp.	820,091

	Total	1,069,862

	Retail-Equipment--0.2%
19,700	(1)Paxar Corp.	217,685

	Retail-Food--3.7%
34,900	Dole Food, Co., Inc.	710,564
17,200	Interstate Bakeries Corp.	405,404
76,000	(1)Whole Foods Market, Inc.	2,641,000

	Total	3,756,968

	Retail-Restaurants--1.2%
16,100	Landry's Restaurants, Inc.	282,555
37,900	Lone Star Steakhouse & Saloon, Inc.	491,184
22,100	(1)Ryan's Family Steak Houses, Inc.	397,800
3,900	(1)Smith & Wollensky Restaurant Group, Inc.	14,820

	Total	1,186,359

	Retail-Speciality--0.6%
1,200	(1)99 Cents Only Stores	42,660
1,700	(1)Tweeter Home Entertainment Group, Inc.	26,792
21,100	(1)Williams-Sonoma, Inc.	546,490

	Total	615,942

	Semiconductor--0.6%
17,300	(1)Lattice Semiconductor Corp.	302,750
14,639	(1)TriQuint Semiconductor, Inc.	258,817

	Total	561,567

VISION Small Cap Stock Fund

Shares		Value
Common Stocks--continued
	Technology--0.4%
16,200	(1)Macrovision Corp.	$ 398,682

	Telecommunications--2.5%
14,900	(1)Centillium Communications, Inc.	84,036
23,800	(1)Elastic Networks, Inc.	19,516
9,300	(1)Gentner Communications, Corp.	173,724
21,100	Inter-Tel, Inc.	320,298
45,000	(1)Polycom, Inc.	1,349,100
8,200	(1)SonicWALL, Inc.	116,440
55,700	(1)Sonus Networks, Inc.	234,497
12,700	(1)ViaSat, Inc.	188,087

	Total	2,485,698

	Transportation--0.9%
74,500	(1)Hawaiian Airlines, Inc.	178,800
25,100	Ryder Systems, Inc.	469,370
7,100	USFreightways Corp.	220,881

	Total	869,051

	Utilities--0.6%
17,900	Southwestern Energy Co.	211,220
14,100	UGI Corp.	407,490

	Total	618,710

	Total Common Stocks (identified cost $64,064,943)	90,773,177

Principal Amount or Shares		Value
(3)Commercial Paper--3.0%
	Insurance--3.0%
$3,000,000	American General Corp. 2.360%, 11/13/2001 (at amortized cost)	$ 3,000,000

Mutual Funds--5.3%
1,533,153	SSGA U.S. Government Money Market Fund, Series A	1,533,153
3,835,351	Seven Seas Money Market Fund	3,835,351

	Total Mutual Funds (at net asset value)	5,368,504

	Total Investments (identified cost $72,433,447)	$99,141,681

(See Notes to Portfolios of Investments)

VISION Mid Cap Stock Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value

Common Stocks--95.6%
	Autos Parts & Equipment--3.4%
15,400	Borg-Warner Automotive, Inc.	$ 657,888
9,100	Harley Davidson, Inc.	411,866
4,100	Johnson Controls, Inc.	296,512
27,000	(1)Lear Corp.	828,900
21,700	Superior Industries International, Inc.	716,968
55,400	Visteon Corp.	659,260

	Total	3,571,394

	Basic Materials--0.7%
24,200	Lubrizol Corp.	680,988

	Chemicals--1.7%
13,000	Avery Dennison Corp.	601,900
13,000	Eastman Chemical Co.	446,030
15,000	Praxair, Inc.	707,700

	Total	1,755,630

	Capital Goods--0.7%
12,000	(1)American Standard Cos., Inc.	694,800

	Communications Services--1.1%
11,100	(1)Echostar Communications Corp., Class A	257,409
37,700	(1)Westwood One, Inc.	896,883

	Total	1,154,292

	Computers--1.4%
21,400	(1)Lexmark International, Inc.	957,650
26,500	(1)Mentor Graphics Corp.	502,440

	Total	1,460,090

	Computers-Services--2.4%
20,700	(1)Arbitron, Inc.	558,900
74,500	(1)Cadence Design Systems, Inc.	1,574,930
13,100	(1)Sabre Group Holdings, Inc.	344,530

	Total	2,478,360

	Computers-Software--5.3%
8,600	(1)Citrix Systems, Inc.	201,240
17,200	(1)Electronic Arts, Inc.	885,112
24,700	(1)Intuit, Inc.	993,434
68,000	(1)Network Associates, Inc.	1,305,600
21,000	(1)PeopleSoft, Inc.	625,170
38,300	Reynolds & Reynolds Co., Class A	909,625
21,600	(1)SunGuard Data Systems, Inc.	544,320

	Total	5,464,501

	Data Processing--0.5%
13,800	(1)Fiserv, Inc.	513,222

	Distribution/Wholesale--1.0%
21,100	(1)BJ's Wholesale Club, Inc.	1,071,247

	Electrical Equipment--0.7%
23,100	(1)American Power Conversion Corp.	297,297
24,700	(1)Vishay Intertechnology, Inc.	466,089

	Total	763,386

	Electronic Components--1.9%
12,200	(1)Altera Corp.	246,440
Shares		Value

Common Stocks--continued
	Electronic Components--continued
11,000	(1)Analog Devices, Inc.	$ 418,000
14,900	Linear Technology Corp.	578,120
23,100	(1)Xilinx, Inc.	702,702

	Total	1,945,262

	Energy--3.9%
9,300	(1)Calpine Corp.	230,175
7,600	Dominion Resources, Inc.	464,512
42,900	Energy East Corp.	807,378
23,900	(1)Mirant Corp.	621,400
66,200	Utilicorp United, Inc.	1,961,506

	Total	4,084,971

	Financial-Diversified--1.8%
34,000	National Commerce Financial Corp.	773,500
50,000	SouthTrust Corp.	1,133,000

	Total	1,906,500

	Financial Services--3.5%
36,750	Charter One Financial, Inc.	1,001,438
15,100	Golden West Financial Corp.	733,860
21,000	Synovus Financial Corp.	483,420
32,800	TCF Financial Corp.	1,377,600

	Total	3,596,318

	Financial Services-Credit Cards--0.4%
10,800	Capital One Financial Corp.	446,148

	Financial Services-Diversified--0.8%
16,200	Hartford Financial Services Group, Inc.	874,800

	Food & Beverage--1.4%
29,800	Hormel Foods Corp.	715,200
25,000	PepsiAmericas, Inc.	326,000
27,400	Sensient Technologies Corp.	445,524

	Total	1,486,724

	Hardware & Tools--1.0%
32,900	Black & Decker Corp.	1,088,661

	Health Care--5.5%
47,500	(1)First Health Group Corp.	1,282,500
64,600	(1)Lincare Holdings, Inc.	1,660,220
29,200	(1)Trigon Healthcare, Inc.	1,792,588
23,200	(1)Universal Health Services, Inc., Class B	937,048

	Total	5,672,356

	Health Care-Medical Products/Supplies--4.1%
11,500	Cambrex Corp.	425,500
6,300	(1)Cephalon, Inc.	397,215
26,000	(1)Genzyme Corp.	1,402,700
12,300	Hillenbrand Industries, Inc.	652,146
6,700	(1)King Pharmaceuticals, Inc.	261,233
31,000	Mylan Laboratories, Inc.	1,142,970

	Total	4,281,764

	Home Building--0.9%
24,600	Centex Corp.	941,196

VISION Mid Cap Stock Fund

Shares		Value

Common Stocks--continued
	Hotels & Motels--0.3%
34,700	Hilton Hotels Corp.	$ 297,032

	Insurance--1.7%
15,400	(1)Anthem, Inc.	644,952
17,400	Everest Re Group Ltd.	1,163,190

	Total	1,808,142

	Insurance-Life/Health--4.1%
17,800	Lincoln National Corp.	753,830
20,200	PartnerRe Ltd.	939,300
20,700	Protective Life Corp.	570,285
23,800	Torchmark Corp.	881,314
12,500	XL Capital Ltd.	1,085,750

	Total	4,230,479

	Manufacturing-Diversified--2.5%
14,300	Danaher Corp.	797,082
16,200	(1)KLA-Tencor Corp.	661,932
27,100	(1)NVIDIA Corp.	1,161,506

	Total	2,620,520

	Medical-Biotechnology--1.3%
9,800	(1)Aviron	326,340
16,500	Invitrogen Corp.	1,012,110

	Total	1,338,450

	Medical-Products & Supplies--1.0%
12,400	(1)Laboratory Corporation of America Holdings	1,068,880

	Metal--2.1%
31,100	Precision Castparts Corp.	707,214
31,300	(1)Freeport-McMoRan Copper & Gold, Inc., Class B	347,430
83,100	Worthington Industries, Inc.	1,080,300

	Total	2,134,944

	Natural Gas-Distribution-Pipe Line--1.8%
4,500	Dynegy, Inc.	161,550
12,000	Kerr-McGee Corp.	691,200
43,200	Sempra Energy	1,010,880

	Total	1,863,630

	Office Equipment--0.3%
8,000	Pitney Bowes, Inc.	293,280

	Oil-field Services--0.4%
11,700	Baker Hughes, Inc.	419,211

	Oil & Gas-Drilling & Equipment--1.7%
4,600	Anadarko Petroleum Corp.	262,430
12,400	(1)Cooper Cameron Corp.	483,600
32,900	(1)Noble Drilling Corp.	1,005,095

	Total	1,751,125

	Oil & Gas-Exploration & Production-- 1.7%
9,200	Apache Corp.	474,720
51,800	(1)BJ Services Co.	1,325,562

	Total	1,800,282

	Oil & Gas-Refining & Marketing-- 4.7%
12,800	Amerada-Hess Corp.	752,000
10,300	Ashland, Inc.	414,678
Shares		Value

Common Stocks--continued
	Oil & Gas-Refining & Marketing--continued
26,200	Conoco, Inc.	$ 673,340
25,600	Imperial Oil Ltd.	704,256
11,000	Murphy Oil Corp.	874,500
29,900	Sunoco, Inc.	1,119,157
11,800	USX Corp.	325,562

	Total	4,863,493

	Paper & Forest Products--1.2%
100,800	Abitibi-Consolidated, Inc.	618,912
14,500	Georgia-Pacific Corp.	402,520
30,000	Louisiana-Pacific Corp.	216,000

	Total	1,237,432

	Personal Household Products--0.5%
11,000	Avon Products, Inc.	515,130

	Pharmaceuticals--2.7%
19,100	Allergan, Inc.	1,371,189
17,400	(1)CV Therapeutics, Inc.	686,256
15,000	(1)Health Management Associates, Class A	292,350
37,000	(1)Inspire Pharmaceuticals, Inc.	432,900

	Total	2,782,695

	Publishing-Newspapers--0.2%
13,000	Readers Digest Association, Inc., Class A	230,100

	Regional Banks--0.9%
32,400	Amsouth Bancorporation	560,196
10,000	First Tennessee National Corp.	345,500

	Total	905,696

	Retail--1.9%
36,400	(1)CDW Computer Centers, Inc.	1,676,220
15,200	J.C. Penny Co., Inc.	330,144

	Total	2,006,364

	Retail-Discounters--2.0%
46,000	Family Dollar Stores, Inc.	1,327,560
23,200	TJX Cos., Inc.	784,160

	Total	2,111,720

	Retail-Mail Order--0.7%
21,500	Lands' End, Inc.	688,860

	Retail-Restaurants--1.9%
43,400	(1)Brinker International, Inc.	1,102,360
31,400	Wendy's International, Inc.	825,820

	Total	1,928,180

	Retail-Specialty--1.5%
17,700	(1)Kohl's Corp.	984,297
24,600	(1)Bed Bath & Beyond, Inc.	616,476

	Total	1,600,773

	Semiconductor--1.8%
12,400	(1)Maxim Integrated Products, Inc.	567,300
15,000	(1)PMC-Sierra, Inc.	243,450
22,600	(1)Teradyne, Inc.	520,930
29,200	(1)TriQuint Semiconductor, Inc.	516,256

	Total	1,847,936

	Service-Advertising/Marketing--0.4%
5,800	Omnicom Group, Inc.	445,324

VISION Mid Cap Stock Fund

Shares		Value

Common Stocks--continued
	Service-Commercial & Consumer--2.2%
37,200	(1)Concord EFS, Inc.	$ 1,018,164
9,200	(1)Convergys Corp.	258,520
21,200	Donnelley (R.R.) & Sons Co.	540,600
12,000	Ecolab, Inc.	422,160

	Total	2,239,444

	Steel--0.7%
80,500	AK Steel Holding Corp.	732,550

	Technology--3.6%
23,800	Adobe System, Inc.	628,320
12,000	(1)Cabot Microelectronics Corp.	795,360
10,700	General Dynamics Corp.	873,120
17,500	(1)Novellus Systems, Inc.	578,025
20,900	(1)Tech Data Corp.	892,221

	Total	3,767,046

	Telecommunications Equipment--0.4%
9,000	Harris Corp.	308,520
4,000	General Motors Corp., Class H	55,000

	Total	363,520

Shares		Value

Common Stocks--continued
	Tobacco--1.6%
48,300	UST, Inc.	$ 1,623,363

	Transportation--1.4%
17,600	CNF Transportation, Inc.	388,784
15,000	C.H. Robinson Worldwide, Inc.	401,550
34,600	Ryder System, Inc.	647,020

	Total	1,437,354

	Utilities--2.3%
64,100	Allegheny Energy, Inc.	2,342,855

	Total Common Stocks (identified cost $96,701,659)	99,228,420

	Mutual Fund--2.8%
2,941,566	Seven Seas Money Market Fund (at net asset value)	2,941,566

	Total Investments (identified cost $99,643,225)	$102,169,986

(See Notes to Portfolios of Investments)

VISION Large Cap Growth Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value
Common Stocks--93.6%
	Beverages--8.6%
13,200	Coca-Cola Co.	$ 632,016
11,500	PepsiCo, Inc.	560,165

	Total	1,192,181

	Capital Equipment Services--1.8%
5,500	Caterpillar, Inc.	245,960

	Computers-Services--6.6%
7,500	AOL Time Warner, Inc.	234,075
10,700	Electronic Data Systems Corp.	688,759

	Total	922,834

	Computers-Software--1.6%
4,400	Electronic Arts, Inc.	226,424

	Consumer Basics--3.4%
8,200	Colgate-Palmolive Co.	471,664

	Consumer Cyclical--1.8%
12,700	Masco Corp.	251,841

	Consumer Non-Cyclical--3.3%
14,700	Gillette Co.	457,023

	Cosmetics & Toiletries--3.8%
7,100	Procter & Gamble Co.	523,838

	Distribution/Wholesale--3.1%
11,200	Costco Wholesale Corp.	423,696

	Diversified--1.9%
7,100	General Electric Co.	258,511

	Entertainment--2.8%
21,000	Disney (Walt) Co.	390,390

	Financial Services-Diversified--12.2%
11,300	Bank of New York Co., Inc.	384,313
12,300	Citigroup, Inc.	559,896
6,300	Marsh & McLennan Cos., Inc.	609,525
4,300	Paychex, Inc.	137,858

	Total	1,691,592

	Health Care-Drugs/Pharmaceuticals--10.6%
6,500	Amgen, Inc.	369,330
10,400	Bristol-Myers Squibb Co.	555,880
3,500	Cardinal Health, Inc.	234,885
5,900	Genentech, Inc.	308,275

	Total	1,468,370

Shares or Principal Amount		Value
Common Stocks--continued
	Hotels & Motels--1.7%
7,400	Marriott International, Inc., Class A	$ 231,842

	Insurance--4.6%
8,050	American International Group, Inc.	632,730

	Manufacturing-Diversified--1.5%
2,000	Minnesota Mining & Manufacturing Co.	208,760

	Medical--3.7%
12,900	Medtronic, Inc.	519,870

	Medical Products--5.0%
12,100	Johnson & Johnson	700,711

	Oil Field Services--1.9%
5,500	Schlumberger Ltd.	266,310

	Pharmaceuticals--5.3%
17,500	Pfizer, Inc.	733,250

	Retail--1.4%
5,500	Home Depot, Inc.	194,973

	Telecommunications Equipment--5.1%
24,200	Nokia Oyj, Class A, ADR	496,342
4,400	Qualcomm, Inc.	216,128

	Total	712,470

	Transportation-Services--1.9%
5,200	United Parcel Service, Inc.	265,200

	Total Common Stocks (identified cost $13,532,091)	12,990,440

(3)Commercial Paper--1.8%
$250,000	General Electric Capital Corp. Disc., 2.450%, 11/1/2001 (at amortized cost)	250,000

Mutual Fund--4.4%
616,904	Seven Seas Money Market Fund (at net asset value)	616,904

	Total Investments (identified cost $14,398,995)	$13,857,344

(See Notes to Portfolios of Investments)

VISION Large Cap Core Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value

Common Stocks--97.7%
	Aerospace/Defense--3.4%
46,600	Boeing Co.	$ 1,519,160
63,500	Raytheon Co.	2,047,875
35,000	United Technologies Corp.	1,886,150

	Total	5,453,185

	Aluminum--0.8%
40,000	Alcoa, Inc.	1,290,800

	Banks-Major Regional--2.8%
121,000	U.S. Bancorp	2,151,380
60,000	Wells Fargo & Co.	2,370,000

	Total	4,521,380

	Beverages--2.4%
80,000	Coca-Cola Co.	3,830,400

	Broadcasting-TV, Radio & Cable--1.8%
31,500	Clear Channel Communications, Inc.	1,200,780
44,800	Comcast Corp., Class A	1,605,632

	Total	2,806,412

	Capital Goods--1.6%
60,600	Applied Materials, Inc.	2,067,066
64,000	Corning, Inc.	515,840

	Total	2,582,906

	Computer Networks--2.3%
144,000	Cisco Systems, Inc.	2,436,480
50,000	Intel Corp.	1,221,000

	Total	3,657,480

	Computers--3.4%
24,600	International Business Machines Corp.	2,658,522
19,200	Lexmark International Group, Class A	859,200
180,000	Sun Microsystems, Inc.	1,827,000

	Total	5,344,722

	Computers-Services--2.4%
80,000	AOL Time Warner, Inc.	2,496,800
96,500	E.piphany, Inc.	569,350
26,000	Veritas Software Corp.	737,880

	Total	3,804,030

	Computers-Software--3.4%
80,000	Microsoft Corp.	4,652,000
50,000	Oracle Corp.	678,000

	Total	5,330,000

	Consumer Products--1.5%
78,000	Gillette Co.	2,425,020

	Cosmetics & Toiletries--1.6%
46,000	Kimberly-Clark Corp.	2,553,460

	Data Processing--1.8%
55,000	Automatic Data Processing, Inc.	2,841,300

	Diversified--3.8%
166,000	General Electric Co.	6,044,060

Shares		Value

Common Stocks--continued
	Electric Companies--1.2%
37,000	FPL Group, Inc.	$ 1,964,700

	Electronic Components--2.8%
77,000	International Rectifier Corp.	2,703,470
26,700	Sanmina Corp.	404,238
110,000	Symbol Technologies, Inc.	1,413,500

	Total	4,521,208

	Entertainment--2.0%
169,000	Disney (Walt) Co.	3,141,710

	Financial Services-Credit Cards--1.6%
63,500	Capital One Financial Corp.	2,623,185

	Financial Services-Diversified--7.7%
51,000	Bank of New York Co., Inc.	1,734,510
75,000	Citigroup, Inc.	3,414,000
14,530	Fannie Mae	1,176,349
23,000	Hartford Financial Services Group, Inc.	1,242,000
46,500	J.P. Morgan Chase & Co.	1,644,240
8,700	Merrill Lynch & Co., Inc.	380,277
53,000	Morgan Stanley, Dean Witter & Co.	2,592,760

	Total	12,184,136

	Health Care--2.8%
146,200	Caremark Rx, Inc.	1,959,080
43,000	Tenet Healthcare Corp.	2,473,360

	Total	4,432,440

	Insurance--5.0%
28,000	American International Group, Inc.	2,200,800
80,400	Jefferson-Pilot Corp.	3,324,540
51,200	St. Paul Cos., Inc.	2,350,080

	Total	7,875,420

	Leisure--0.8%
60,000	Carnival Corp.	1,306,800

	Leisure Time-Products--1.2%
100,000	Mattel, Inc.	1,893,000

	Manufacturing-Diversified--2.4%
46,000	Agilent Technologies, Inc.	1,024,420
27,000	Honeywell International, Inc.	797,850
40,000	Tyco International Ltd.	1,965,600

	Total	3,787,870

	Medical--2.0%
80,000	Medtronic, Inc.	3,224,000

	Multimedia--0.6%
80,000	Liberty Media Corp., Class A	935,200

	Oil--3.5%
10,000	ChevronTexaco Corp.	885,500
120,000	Exxon Mobil Corp.	4,734,000

	Total	5,619,500

VISION Large Cap Core Fund

Shares		Value

Common Stocks--continued
	Oil & Gas-Exploration & Production--7.3%
19,300	Apache Corp.	$ 995,880
68,000	Burlington Resources, Inc.	2,533,000
100,000	El Paso Corp.	4,906,000
110,000	Williams Cos., Inc. (The)	3,175,700

	Total	11,610,580

	Oil & Gas-Extraction--0.6%
54,800	Global Marine, Inc.	882,280

	Oil & Gas-Refining & Marketing-- 1.9%
106,650	USX-Marathon Group	2,942,473

	Pharmaceuticals--10.0%
30,000	Amgen, Inc.	1,704,600
77,240	Health Management Association, Class A	1,505,408
49,000	ICN Pharmaceuticals, Inc.	1,186,290
30,000	Lilly (Eli) & Co.	2,295,000
26,500	Merck & Co., Inc.	1,690,965
125,000	Pfizer, Inc.	5,237,500
60,000	Schering Plough Corp.	2,230,800

	Total	15,850,563

	Retail--3.3%
25,100	CVS Corp.	599,890
120,000	Gap (The), Inc.	1,568,400
44,000	Home Depot, Inc.	1,682,120
27,000	Wal-Mart Stores, Inc.	1,387,800

	Total	5,238,210

Shares		Value
Common Stocks--continued
	Retail-Specialty--0.7%
75,000	Staples, Inc.	$ 1,093,500

	Service-Commercial & Consumer--1.1%
138,000	Cendant Corp.	1,788,480

	Telecommunications--2.0%
95,000	Sprint Corp.	1,900,000
60,000	Sprint Corp. (PCS Group)	1,338,000

	Total	3,238,000

	Telecommunications Equipment--0.9%
69,200	Scientific-Atlanta, Inc.	1,444,204

	Telecommunications Services--1.0%
144,500	American Tower Corp., Class A	1,592,390

	Telephone--1.3%
41,400	Verizon Communications, Inc.	2,062,134

	Utilities--1.0%
43,000	BellSouth Corp.	1,591,000

	Total Investments (identified cost $128,536,912)	$ 155,328,138

(See Notes to Portfolios of Investments)

VISION Large Cap Value Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value

Common Stocks--96.7%
	Aerospace/Defense--2.3%
10,050	Boeing Co.	$ 327,630
15,800	Raytheon Co.	509,550

	Total	837,180

	Aluminum--1.4%
16,168	Alcoa, Inc.	521,741

	Banks-Major Regional--4.9%
20,800	Fleet Boston Financial Corp.	683,488
30,392	U.S. Bancorp, Inc.	540,370
14,400	Wells Fargo & Co.	568,800

	Total	1,792,658

	Banks-Money Center--1.8%
18,260	J.P. Morgan Chase & Co., Inc.	645,674

	Broadcasting-TV, Radio & Cable--2.1%
8,900	Clear Channel Communications, Inc.	339,268
12,300	Comcast Corp., Class A	440,832

	Total	780,100

	Capital Goods--1.5%
8,700	Applied Materials, Inc.	296,757
30,000	Corning, Inc.	241,800

	Total	538,557

	Chemicals--0.6%
6,700	Dow Chemical Co.	222,775

	Coal Companies--1.3%
15,500	Peabody Energy Corp.	465,000

	Computer-Hardware--0.5%
8,900	Electronics for Imaging, Inc.	175,152

	Computers-Services--2.9%
24,900	AOL Time Warner, Inc.	777,129
22,550	E.piphany, Inc.	133,045
18,200	Openwave Systems, Inc.	140,686

	Total	1,050,860

	Computers-Software--1.6%
22,000	Macromedia, Inc.	329,120
4,700	Microsoft Corp.	273,305

	Total	602,425

	Consumer Finance--0.6%
5,400	Countrywide Credit Industries, Inc.	215,622

	Cosmetics & Toiletries--1.4%
9,500	Kimberly-Clark Corp.	527,345

	Electric Companies--5.1%
13,600	Constellation Energy Group	304,232
11,010	DTE Energy Co.	459,007
8,100	FPL Group, Inc.	430,110
20,000	NRG Energy, Inc.	353,400
12,000	Xcel Energy, Inc.	339,360

	Total	1,886,109

Shares		Value

Common Stocks--continued
	Electronic Components--2.8%
12,900	International Rectifier Corp.	$ 452,919
40,200	Symbol Technologies, Inc.	516,570
2,000	Texas Instruments, Inc.	55,980

	Total	1,025,469

	Entertainment--1.7%
32,850	Disney (Walt) Co.	610,681

	Financial Services--3.1%
17,800	Merrill Lynch & Co., Inc.	778,038
12,300	Washington Mutual, Inc.	371,337

	Total	1,149,375

	Financial Services-Credit Card--1.1%
14,200	MBNA Corp.	392,062

	Financial Services-Diversified--8.0%
38,533	Citigroup, Inc.	1,754,022
7,350	Hartford Financial Services Group, Inc.	396,900
26,000	KeyCorp	552,760
4,500	Morgan Stanley, Dean Witter & Co.	220,140

	Total	2,923,822

	Health Care--2.6%
27,000	Caremark Rx, Inc.	361,800
10,000	Tenet Healthcare Corp.	575,200

	Total	937,000

	Home Building--0.4%
5,000	KB HOME	147,750

	Houseware--0.9%
11,600	Newell Rubbermaid, Inc.	320,624

	Insurance--7.9%
14,145	Allmerica Financial Corp.	551,655
12,000	Allstate Corp.	376,560
5,800	American International Group, Inc.	455,880
24,275	Jefferson-Pilot Corp.	1,003,771
11,200	St. Paul Cos., Inc.	514,080

	Total	2,901,946

	Leisure--0.6%
10,000	Carnival Corp.	217,800

	Leisure Time-Products--1.7%
33,900	Mattel, Inc.	641,727

	Manufacturing-Diversified--3.3%
13,250	Agilent Technologies, Inc.	295,078
12,000	Honeywell International, Inc.	354,600
11,300	Tyco International Ltd.	555,282

	Total	1,204,960

	Mutimedia--1.4%
14,100	Viacom, Inc., Class B	514,791

	Oil--5.4%
11,500	ChevronTexaco Corp.	1,018,325
23,874	Exxon Mobil Corp.	941,829

	Total	1,960,154

VISION Large Cap Value Fund

Shares		Value

Common Stocks--continued
	Oil Field Services--0.5%
3,800	Schlumberger Ltd.	$ 183,996

	Oil & Gas-Exploration & Production--6.8%
7,300	Apache Corp.	376,680
18,600	BJ Services Co.	475,974
21,000	Burlington Resources, Inc.	782,250
13,403	EL Paso Corp.	657,551
7,500	Williams Cos., Inc. (The)	216,525

	Total	2,508,980

	Oil & Gas-Refining & Marketing--4.1%
30,700	Conoco, Inc.	788,990
25,300	USX-Marathon Corp.	698,027

	Total	1,487,017

	Pharmaceuticals--2.0%
21,000	Health Management Association, Class A	409,290
14,000	ICN Pharmaceuticals, Inc.	338,940

	Total	748,230

	Real Estate--0.6%
9,000	Archstone-Smith Trust	217,800

	Retail--1.1%
9,300	CVS Corp.	222,270
14,100	Gap (The), Inc.	184,287

	Total	406,557

	Retail--Restaurants--0.7%
10,100	McDonald's Corp.	263,307

	Retail-Specialty--0.8%
20,800	Staples, Inc.	303,264

Shares		Value
Common Stocks--continued
	Service-Commercial & Consumer--2.7%
53,500	Cendant Corp.	$ 693,360
24,600	Dycom Industries, Inc.	293,970

	Total	987,330

	Telecommunications Equipment--1.1%
18,600	Scientific-Atlanta, Inc.	388,182

	Telecommunication Services--1.3%
39,100	American Tower Corp., Class A	430,882
42,800	Global Crossing Ltd.	48,364

	Total	479,246

	Telephone--2.9%
21,380	Verizon Communications, Inc.	1,064,938

	Telephone-Long Distance--0.4%
9,544	AT&T Corp.	145,546

	Tobacco--0.5%
4,200	Philip Morris Cos., Inc.	196,560

	Transportation--0.4%
6,600	Delta Air Lines, Inc.	150,876

	Utilities--1.9%
18,400	BellSouth Corp.	680,800

	Total Common Stocks (identified cost $39,107,058)	35,421,988

Mutual Funds--4.4%
51	SSGA US Government Money Market Fund, Series A	51
1,589,533	Seven Seas Money Market Fund	1,589,533

	Total Mutual Funds (at net asset value)	1,589,584

	Total Investments (identified cost $40,696,642)	$37,011,572

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund -- Aggressive Growth
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value
Mutual Funds--99.5%
	Equity Funds--87.2%
43,638	VISION International Equity Fund, Class A	$ 371,799
56,655	VISION Large Cap Core Fund, Class A	481,005
52,785	VISION Large Cap Growth Fund, Class A	410,137
38,764	VISION Large Cap Value Fund, Class A	382,993
21,700	VISION Mid Cap Stock Fund, Class A	268,427
26,707	VISION Small Cap Stock Fund, Class A	247,574

	Total	2,161,935

Shares		Value
Mutual Funds--continued
	Fixed Income Fund--8.2%
20,687	VISION U.S. Government Securities Fund	$ 202,319

	Money Market Fund-- 4.1%
101,570	VISION Institutional Prime Money Market Fund	101,570

	Total Investments (identified cost $2,836,758)	$2,465,824

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund -- Moderate Growth
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value
Mutual Funds--98.9%
	Equity Funds--56.8%
38,004	VISION International Equity Fund, Class A	$ 323,797
46,427	VISION Large Cap Core Fund, Class A	394,162
60,832	VISION Large Cap Growth Fund, Class A	472,662
55,645	VISION Large Cap Value Fund, Class A	549,776
28,984	VISION Mid Cap Stock Fund, Class A	358,538
26,156	VISION Small Cap Stock Fund, Class A	242,462

	Total	2,341,397

	Fixed Income Funds--34.9%
28,636	VISION Institutional Limited Duration U.S. Government Fund, Class A	286,937
33,533	VISION Intermediate Term Bond Fund, Class A	329,297
84,436	VISION U.S. Government Securities Fund, Class A	825,784

	Total	1,442,018

Shares		Value
Mutual Funds--continued
	Money Market Fund--7.2%
295,631	VISION Institutional Prime Money Market Fund	$ 295,631

	Total Investments (identified cost $4,308,302)	$4,079,046

(See Notes to Portfolios of Investments)

VISION Managed Allocation Fund -- Conservative Growth
Portfolio of Investments
October 31, 2001 (unaudited)

Shares		Value
Mutual Funds--97.2%
	Equity Funds--22.5%
6,020	VISION International Equity Fund, Class A	$ 51,291
10,423	VISION Large Cap Core Fund, Class A	88,492
10,207	VISION Large Cap Value Fund, Class A	100,846
7,035	VISION Small Cap Stock Fund, Class A	65,213

	Total	305,842

	Fixed Income Funds--64.9%
35,438	VISION Institutional Limited Duration U.S. Government Fund	355,094
13,434	VISION Intermediate Term Bond Fund	131,924
40,676	VISION U.S. Government Securities Fund	397,809

	Total	884,827

Shares		Value
Mutual Funds--continued
	Money Market Fund--9.8%
134,041	VISION Institutional Prime Money Market Fund	$ 134,041

	Total Investments (identified cost $1,337,568)	$1,324,710

(See Notes to Portfolios of Investments)

VISION New York Municipal Income Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Credit Rating(5)	Value
(4) Long-Term Municipals--97.5%
	New York--93.2%
$ 45,000	34th Street Partnership, Inc., NY, 5.50% (Original Issue Yield: 5.613%), 1/1/2023	NR/A1	$ 45,445
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.20% (KeyBank, N.A. LOC), 12/1/2013	NR/Aa3	208,624
150,000	Albany, NY, Housing Authority, Revenue Bonds, 5.40% (KeyBank, N.A. LOC), 12/1/2018	NR/Aa3	153,562
200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.50% (KeyBank, N.A. LOC), 12/1/2028	NR/Aa3	203,142
435,000	Albany, NY, Parking Authority, Revenue Bonds, (Series A), 5.00% (Original Issue Yield: 4.79%), 7/15/2008	BBB+/NR	452,678
500,000	Albany, NY, Parking Authority, Revenue Bonds, (Series A), 5.625% (Original Issue Yield: 5.75%), 7/15/2025	BBB+/NR	510,030
500,000	Albany, NY, 3.50%, GO UT, (MBIA INS), 8/1/2004	AAA/Aaa	511,385
525,000	Allegany County, NY, IDA, Revenue Bonds, 6.625% (Atlantic Richfield Co.)/ (Original Issue Yield: 6.625%), 9/1/2016	AA+/Aa1	551,129
500,000	Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/ (GNMA COL), 9/1/2021	NR/Aaa	528,815
10,000	Batavia, NY, GO UT, 6.55% (MBIA INS)/(Original Issue Yield: 6.60%), 5/1/2005	AAA/Aaa	11,198
10,000	Brighton, NY, 8.00% (MBIA INS), 10/15/2002	AAA/Aaa	10,552
50,000	Brockport, NY, Central School District, GO UT, 5.40% (Original Issue Yield: 5.55%), 6/15/2011	AAA/Aaa	53,946
800,000	Brookhaven, NY, GO UT, (Series B), 4.00% (FGIC INS)/(Original Issue Yield: 3.52%), 10/1/2007	AAA/Aaa	827,464
Principal Amount		Credit Rating(5)	Value
(4) Long-Term Municipals--continued
	New York--continued
$ 50,000	Broome County, NY, Certificate of Participation, 5.25% (MBIA INS)/(Original Issue Yield: 5.578%), 4/1/2022	AAA/Aaa	$ 50,537
10,000	Buffalo & Fort Erie, NY, Public Bridge Authority, 6.00% (MBIA INS)/(Original Issue Yield: 5.05%), 1/1/2004	AAA/Aaa	10,708
1,000,000	Canton, NY, Human Services, Revenue Bonds, 5.75% (Original Issue Yield: 5.80%), 9/1/2032	NR/Baa2	1,028,460
100,000	Cheektowaga, NY, Central School District, GO UT, 5.875% (FGIC INS)/ (Original Issue Yield: 5.95%), 6/1/2014	NR/Aaa	109,185
25,000	East Irondequoit, NY, Central School District, GO UT, 6.90%, 12/1/2002	NR/A2	26,280
50,000	Erie County, NY, Water Authority, (Series A), 6.00%, (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	AAA/Aaa	56,703
20,000	Frontier, NY, Central School District, Hamburg Township, GO UT, 9.50% (MBIA INS)/ (Original Issue Yield: 9.50%), 6/1/2002	AAA/Aaa	20,843
125,000	Holiday Square Housing Development Corp., NY, Section 8 Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	NR/Aaa	125,847
20,000	Holland, NY, Central School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2003	AAA/Aaa	21,193
100,000	Housing Corp., NY, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.65%), 11/1/2018	AAA/Aa3	100,449
25,000	Housing Corp., NY, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.60%), 11/1/2013	AAA/Aa3	25,604
15,000	Irondequoit, NY, 6.80% (Original Issue Yield: 7.20%), 3/1/2011	NR/A2	18,071

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 500,000	Islip, NY, Union Free School District, GO UT, 4.00% (FGIC INS)/ (Original Issue Yield: 3.20%), 7/15/2006	NR/Aaa	$ 517,660
20,000	Kenmore, NY, GO UT, 6.35% (MBIA INS), 10/15/2009	AAA/Aaa	23,676
50,000	Lakewood, NY, GO UT, Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	NR/Baa1	52,341
495,000	Liverpool, NY, Central School District, GO UT, 6.50%, 7/15/2004	AAA/Aaa	545,302
1,000,000	Mahopac, NY, Central School District, GO UT, (Series C) Bonds, 5.30% (Original Issue Yield: 5.35%), 6/1/2018	NR/Aaa	1,050,460
100,000	Monroe County, NY, GO UT, Public Improvement Bonds, 5.50% (Original Issue Yield: 5.60%), 6/1/2009	AA/Aa2	108,257
625,000	Monroe County, NY, GO UT, Public Improvement Bonds, 6.00% (Original Issue Yield: 5.34%), 3/1/2016	AA/Aa2	730,800
25,000	Monroe County, NY, IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA INS)/(Original Issue Yield: 5.799%), 6/1/2010	AAA/Aaa	27,594
25,000	Monroe Woodbury, NY, Center School District, GO UT, 6.70% (FGIC INS), 11/15/2010	AAA/Aaa	27,592
1,000,000	Municipal Assistance Corp. of New York, Refunding Revenue Bonds, (Series C), 5.00% (AMBAC INS)/ (Original Issue Yield: 5.10%), 7/1/2006	AAA/Aaa	1,039,510
870,000	Municipal Assistance Corp. of Troy, NY, Refunding Revenue Bonds, (Series A), 5.00% (Original Issue Yield: 5.40%), 1/15/2010	AAA/Aaa	925,106
375,000	Nassau County, NY, GO UT, 6.05% (FGIC INS)/ (Original Issue Yield: 6.15%), 5/15/2004	AAA/Aaa	389,115
500,000	Nassau County, NY, GO UT, (Series F), 7.00% (FSA INS), 3/1/2010	AAA/Aaa	608,345
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 500,000	Nassau County, NY, GO UT, (Series X), 8.00% (MBIA INS)/(Original Issue Yield: 8.40%), 11/1/2004	AAA/Aaa	$ 574,240
500,000	Nassau County, NY, (Series A), Special Tax Revenue Bonds, 5.75% (Original Issue Yield: 5.18%), 11/15/2013	AA-/Aa3	561,580
50,000	New York City Housing Development Corp., Revenue Refunding Bonds, 5.85% (FHA INS), 5/1/2026	AA/Aa2	50,951
1,000,000	New York City Municipal Water Finance Authority, (Series C), 5.125% (Original Issue Yield: 5.43%), 6/15/2033	AA/Aa2	1,001,560
1,000,000	New York City Municipal Water Finance Authority, Revenue Bonds, 5.50% (MBIA INS)/(Original Issue Yield: 5.855%), 6/15/2027	AAA/Aaa	1,054,030
700,000	New York City, NY, GO UT, (Series B), 8.25% (Original Issue Yield: 8.40%), 6/1/2006	A/A2	838,229
435,000	New York City, NY, GO UT, (Series B), Refunding Revenue Bonds, 5.80% (Original Issue Yield: 5.88%), 8/1/2013	A/A2	480,605
1,450,000	New York City, NY, GO UT, (Series B1), 7.20% (Original Issue Yield: 7.30%), 8/15/2008	A/A2	1,654,189
800,000	New York City, NY, GO UT, (Series C) Bonds, 5.50%, 8/15/2008	A/A2	874,400
230,000	New York City, NY, GO UT, (Series I) Bonds, 6.25% (Original Issue Yield: 5.85%), 4/15/2006	A/A2	256,533
1,060,000	New York City, NY, GO UT, (Series J), Refunding Revenue Bonds, 6.125%, 8/1/2011	A/A2	1,171,830
500,000	New York City, NY, GO UT, (Series L), Refunding Revenue Bonds, 8.00%, 8/1/2006	AAA/Aaa	601,640

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$1,760,000	New York City, NY, IDA, Revenue Bonds, 5.85% (Nightingale-Bamford School Project)/(Original Issue Yield: 5.85%), 1/15/2020	A/A2	$ 1,825,138
1,000,000	New York City, NY, IDA, Revenue Bonds, 6.00% (Terminal One Group Association)/(Original Issue Yield: 6.40%), 1/1/2015	A--/A3	1,025,400
595,000	New York City, NY, Transit Authority Metropolitan Transportation Authority Triborough Bridge and Tunnel Authority, Refunding Revenue Bond, 5.40% (FSA INS)/(Original Issue Yield: 5.53%), 1/1/2018	AAA/Aaa	647,057
1,250,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, (Series A), 5.75% (Original Issue Yield: 5.19%), 2/15/2015	AA+/Aa2	1,382,575
1,000,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, (Series B), 5.50% (Original Issue Yield: 4.62%), 2/1/2013	AA+/Aa2	1,107,560
500,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, (Series B), 6.125% (Original Issue Yield: 5.84%), 11/15/2015	AA+/Aa2	572,660
1,040,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, 5.25%, 5/1/2014	AA+/Aa2	1,095,838
1,000,000	New York Counties Tobacco Trust II, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.30%), 6/1/2025	A/A1	1,012,510
425,000	New York State Dormitory Authority, Prerefunded Revenue Bonds, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA--/A3	541,892
1,000,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC INS), 2/1/2019	NR/Aaa	1,006,150
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 20,000	New York State Dormitory Authority, Refunding Revenue Bonds, (Series B), 5.25% (Original Issue Yield: 5.75%), 5/15/2019	AA--/A3	$ 21,193
1,000,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.30%, 7/1/2008	AAA/Aaa	1,072,360
70,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 6.00%), 7/1/2013	AAA/Aaa	80,585
505,000	New York State Dormitory Authority, Refunding Revenue Bonds, 6.00% (Connie Lee LOC)/ (Original Issue Yield: 4.875%), 7/1/2008	AAA/NR	570,968
110,000	New York State Dormitory Authority, Refunding Revenue Bonds, 7.15% (R & J Jewish Geriatric Center)/(FHA INS), 8/1/2014	AAA/NR	123,937
20,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (Rochester University-Strong Memorial Hospital), 7/1/2005	AAA/NR	21,744
180,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026	AAA/NR	191,749
435,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	AAA/NR	463,392
100,000	New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York), 5/15/2008	AA--/A3	112,723
1,000,000	New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center at Poughkeepsie)/(Key Bank of New York LOC)/(Original Issue Yield: 6.08%), 7/1/2026	NR/Aa3	1,065,130
2,000,000	New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	AA--/A3	2,591,140
275,000	New York State Dormitory Authority, Schools Program, 5.10% (Original Issue Yield: 5.14%), 7/1/2011	AA--/Baa1	298,760

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 50,000	New York State Dormitory Authority, State University Educational Facilities, Revenue Bonds, (Series A), 5.50% (Original Issue Yield: 5.90%), 5/15/2013	AA-/A3	$ 56,163
1,000,000	New York State Dormitory Authority, United Health Services, Refunding Revenue Bonds, 5.375% (AMBAC INS)/(Original Issue Yield: 5.573%), 8/1/2027	AAA/Aaa	1,019,330
1,575,000	New York State Dormitory Authority, Unrefunded Revenue Bonds, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	AA-/A3	1,876,423
545,000	New York State Environmental Facilities Corp., 5.00%, 10/15/2015	AAA/Aaa	568,915
150,000	New York State Environmental Facilities Corp., PCRB, 5.20%, 5/15/2014	AAA/Aaa	163,966
1,055,000	New York State Environmental Facilities Corp., (Series C), PCRB, 5.85%, 1/15/2015	AAA/Aaa	1,140,771
175,000	New York State Environmental Facilities Corp., (Series C), PCRB, 6.40% (Original Issue Yield: 6.40%), 9/15/2006	AAA/Aaa	179,119
25,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds, (Series A), 5.70% (Occidental Petroleum Corp.)/(Original Issue Yield: 5.75%), 9/1/2028	BBB/Baa2	25,104
110,000	New York State HFA, Refunding Revenue Bonds, 7.90% (United States Treasury COL), 11/1/2006	AAA/#Aaa	126,331
85,000	New York State HFA, Refunding Revenue Bonds, 8.00% (Original Issue Yield: 8.079%), 11/1/2008	A/A3	85,000
25,000	New York State HFA, (Series A), 6.90%, 8/15/2007	NR/Aa1	26,017
635,000	New York State HFA, Prerefunded Revenue Bonds, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AAA/NR	741,051
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 885,000	New York State HFA, Prerefunded Revenue Bonds, (Series A), 6.375% (Original Issue Yield: 6.45%), 9/15/2015	AAA/NR	$ 1,038,698
365,000	New York State HFA, Unrefunded Revenue Bonds, (Series A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	AA-/NR	399,810
1,000,000	New York State Local Government Assistance Corp., (Series A), 6.00% (Original Issue Yield: 6.106%), 4/1/2016	AA-/A3	1,072,220
50,000	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home Revenue Bonds, 5.95% (FHA INS)/ (Original Issue Yield: 6.00%), 2/15/2010	AAA/NR	55,009
30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds (Series B), 6.00% (Buffalo General Hospital)/(FHA INS)/(Original Issue Yield: 6.218%), 8/15/2014	AAA/NR	32,599
30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds, (Series C), 7.00%, 8/15/2003	AA-/Aa2	30,706
25,000	New York State Medical Care Facilities Finance Agency, Refunding Revenue Bonds, 5.75% (FHA INS)/ (Original Issue Yield: 5.85%), 2/15/2008	AAA/NR	27,313
300,000	New York State Mortgage Agency, Refunding Revenue Bonds, 5.25%, 10/1/2006	NA/Aa1	324,081
865,000	New York State Mortgage Agency, Refunding Revenue Bonds, 5.70% (Original Issue Yield: 5.70%), 4/1/2011	NR/Aa1	924,253
500,000	New York State Mortgage Agency, Refunding Revenue Bonds, (Series 67), 5.80% (Original Issue Yield: 5.799%), 10/1/2028	NR/Aa1	520,890

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 750,000	New York State Power Authority, Revenue Bonds, (Series A), 5.25% (Original Issue Yield: 5.38%), 11/15/2030	AA-/Aa2	$ 761,033
1,000,000	New York State Thruway Authority, (Series A), 5.125% (Original Issue Yield: 4.601%), 4/1/2011	AAA/Aaa	1,081,350
1,000,000	New York State Thruway Authority, Highway & Bridge Transportation Fund Revenue Bonds, (Series A), 6.00% (Original Issue Yield: 5.69%), 4/1/2015	AAA/Aaa	1,140,780
500,000	New York State Thruway Authority, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 4.85%), 4/1/2004	AA-/A3	532,950
1,000,000	New York State Thruway Authority, Refunding Revenue Bonds, (Series B), 5.25% (FGIC INS)/ (Original Issue Yield: 5.02%), 4/1/2013	AAA/Aaa	1,065,860
1,000,000	New York State, GO UT, 5.25% (New York State HFA)/(Original Issue Yield: 5.036%), 9/15/2013	AA/A2	1,067,420
1,000,000	New York State Urban Development Corp., Refunding Revenue Bonds, 5.625% (AMBAC INS)/ (Original Issue Yield: 5.875%), 1/1/2007	AAA/Aaa	1,055,700
1,500,000	New York State Urban Development Corp., Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.35%), 7/1/2009	AAA/Aaa	1,647,390
100,000	Niagara County, NY, GO UT, 7.10% (MBIA INS), 2/15/2010	AAA/Aaa	122,272
25,000	Niagara Falls, NY, Bridge Commission, (Series B), 5.25% (FGIC INS)/ (Original Issue Yield: 5.35%), 10/1/2015	AAA/Aaa	27,453
20,000	Niagara Frontier Transportation Authority, Revenue Bonds, 6.00% (Greater Buffalo International Airport)/ (AMBAC INS)/(Original Issue Yield: 6.15%), 4/1/2007	AAA/Aaa	21,427
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$1,000,000	North Babylon Union Free School District, NY, (Series A), 5.50% (FGIC INS)/ (Original Issue Yield: 5.57%), 2/15/2017	NR/Aaa	$ 1,070,850
400,000	Oneida, NY, Health Care Corp., Revenue Bonds, (Series A), 7.20% (FHA INS), 8/1/2031	AA/NR	409,544
75,000	Onondaga County, NY, GO UT, 8.80% (Original Issue Yield: 9.20%), 3/15/2003	NR/Aa2	81,439
85,000	Onondaga County, NY, IDA, University and College Improvements Revenue Bonds, 5.00%, 3/1/2009	NR/Baa2	86,429
1,580,000	Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	NR/Aa1	1,613,859
50,000	Penfield, NY, Central School District, GO UT, 5.20% (Original Issue Yield: 5.40%), 6/15/2010	AAA/Aaa	52,637
25,000	Putnam County, NY, GO UT, 7.10%, 8/15/2002	NR/Aa2	26,010
170,000	Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	AA-/NR	189,030
760,000	Roslyn, NY, School District, GO UT, 4.00%, 10/15/2006	NR/Aa2	790,301
20,000	Saugerties, NY, GO UT, 5.375% (FSA INS)/ (Original Issue Yield: 5.70%), 6/15/2015	NR/Aaa	22,144
155,000	Schenectady, NY, IDA, (Series A), 5.45% (Union College)/(AMBAC INS)/ (Original Issue Yield: 5.467%), 12/1/2029	NR/Aaa	161,099
10,000	Spackenkill, NY, Unified Free School District, GO UT, 6.125%, 9/15/2014	NR/A1	11,622
10,000	Springville, NY, GO UT, Refunding Bonds, 7.90%, 8/1/2003	NR/Baa1	10,866
1,000,000	Suffolk County, NY, GO UT, (Series A), Recreational Facilities, 5.25% (FGIC INS)/(Original Issue Yield: 4.92%), 8/1/2013	AAA/ Aaa	1,105,830
225,000	Syracuse, NY, GO UT, (Series A), Refunding Bonds, 5.125%, 2/15/2009	BBB/Baa1	239,756
1,000,000	TSASC, Inc. NY, Cash Flow Management, Public Improvement Revenue Bonds, 6.25%, 7/15/2027	A/Aa1	1,068,700

VISION New York Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$ 65,000	Tompkins County, NY, GO UT, (Series B), 5.625% (Original Issue Yield: 5.80%), 9/15/2013	NR/Aa2	$ 69,231
1,000,000	Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/ (FHA INS), 2/1/2017	AAA/NR	1,088,490
285,000	Tompkins, NY, Health Care Corp., 10.80% (Reconditioning Hane, Inc. Project)/(FHA INS), 2/1/2028	A/NR	340,817
285,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.821%), 1/1/2009	AA-/Aa3	333,416
540,000	Triborough Bridge & Tunnel Authority, NY, (Series Y), General Purpose Revenue Bonds, 5.50% (Original Issue Yield: 6.16%), 1/1/2017	A+/Aa3	594,788
3,500,000	Triborough Bridge & Tunnel Authority, NY, (Series Y), Refunding Revenue Bonds, 6.125% (CAPMAC Holdings, Inc.)/ (CAPMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	AAA/Aaa	4,098,430
50,000	Union Endicott, NY, Central School District, GO UT, (Series A), 5.50% (FSA INS)/(Original Issue Yield: 5.55%), 7/15/2010	AAA/Aaa	53,982
510,000	Utica, NY, Industrial Development Agency Civic Facility, GO UT, 5.50%, 8/15/2013	A/NR	533,159
320,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), 5.375% (Munson Williams Proctor)/ (Original Issue Yield: 5.45%), 7/15/2019	NR/Aa3	330,979
270,000	Utica, NY, Industrial Development Agency Civic Facility, (Series A), Revenue Bonds, 5.50% (Munson Williams Proctor), 7/15/2029	NR/Aa3	279,315
500,000	Valley Center School District, NY, Montgomery, GO UT, 7.15% (AMBAC INS)/(Original Issue Yield: 7.10%), 6/15/2005	AAA/Aaa	571,195
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	New York--continued
$1,000,000	Webster, NY, Central School District, GO UT, 5.125% (FGIC INS)/ (Original Issue Yield: 5.40%), 6/15/2019	NR/Aaa	$ 1,023,590
50,000	West Seneca, NY, Central School District, GO UT, 5.625% (FGIC INS)/ (Original Issue Yield: 5.70%), 6/15/2011	AAA/Aaa	54,131
30,000	Westchester County, NY, GO UT, 6.60% (Original Issue Yield: 6.90%), 5/1/2010	AAA/Aaa	36,041
1,000,000	Yorktown, NY, Central School District, GO UT, 4.00% (MBIA INS)/ (Original Issue Yield: 3.32%), 6/15/2007	AAA\Aaa	1,035,360

	Total		73,998,300

	Guam--4.3%
3,200,000	Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	AAA/NR	3,384,512

	Puerto Rico--0.0%
25,000	Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018	NR/A3	25,361

	Total Long-Term Municipals (identified cost $74,416,737)		77,408,173

Short-Term Municipals--1.2%
	New York--1.2%
400,000	New York City Municipal Water Finance Authority, Water & Sewage System Revenue Bonds, (Series 2001 F1) Daily VRDNs (Dexia Credit Local LIQ)	AA/Aa2	400,000
200,000	New York City, NY, (Series E6) Daily VRDNs (FGIC Securities Purchase, Inc. LIQ)/(FGIC INS)	AAA/Aaa	200,000
400,000	New York City, NY, (Series 1994A) Daily VRDNs (Chase Manhattan Bank, New York LOC)	AA-/Aa3	400,000

	Total Short-Term Municipals (at amortized cost)		1,000,000

	Total Investments (identified cost $75,416,737)		$78,408,173

(See Notes to Portfolios of Investments)

VISION Pennsylvania Municipal Income Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--99.4%
	Pennsylvania--99.4%
$1,185,000	Adams County, PA, GO UT, 5.30% (FGIC INS)/ (Original Issue Yield: 5.42%), 11/15/2019	AAA/Aaa	$ 1,228,335
1,365,000	Allegheny County, PA, GO UT Refunding Bonds, (Series C-53), 5.40% (FGIC INS)/(Original Issue Yield: 5.44%), 11/1/2019	AAA/Aaa	1,425,101
1,450,000	Allegheny County, PA, Airport, Refunding Revenue Bonds, (Series A-1), (Pittsburgh International Airport), 5.75% (MBIA INS)/(Original Issue Yield: 4.85%), 1/1/2006	AAA/Aaa	1,569,248
2,500,000	Allegheny County, PA, Port Authority Special Revenue Bonds, 6.00% (MBIA INS)/ (Original Issue Yield: 6.125%), 3/1/2024	AAA/Aaa	2,886,175
2,000,000	Allegheny County, PA, Refunding Revenue Bonds (Series 1999 A-1), 5.75% (Pittsburgh International Airport), 1/1/2010	AAA/Aaa	2,192,760
955,000	Allegheny County, PA, Residential Finance Agency, Mortgage Revenue Bonds, 5.15%, 11/1/2016	NR/Aaa	964,970
1,025,000	Antrim Township, PA, Municipal Authority, Sewer Improvement Revenue Bonds, 5.60% (FGIC INS)/ (Original Issue Yield: 5.625%), 7/1/2023	AAA/Aaa	1,062,464
1,210,000	Belle Vernon, PA, Area School District, GO UT, 6.00% (FGIC INS)/ (Original Issue Yield: 6.09%), 4/1/2021	AAA/Aaa	1,389,443
1,330,000	Berks County, PA, Municipal Authority, Revenue Bonds, 7.10% (FGIC INS)/ (Original Issue Yield: 7.226%), 5/15/2022	AAA/Aaa	1,476,978
1,065,000	Bethlehem, PA, Water Authority, (Series A), 6.30% (MBIA INS)/(Original Issue Yield: 6.30%), 11/15/2015	AAA/Aaa	1,111,189
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	Pennsylvania--continued
$2,000,000	Blair County, PA, Convention & Sports Facility Authority Revenue Bonds, (Series B), 4.90% (FSA INS)/(Original Issue Yield: 4.90%), 5/1/2003	AAA/Aaa	$ 2,076,080
1,000,000	Blair County, PA, GO UT, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 3.45%), 8/1/2007	NR/Aaa	1,081,520
1,400,000	Bucks County, PA, Water & Sewer Authority Revenue Bonds, 5.55% (FGIC INS)/ (Original Issue Yield: 5.65%), 12/1/2017	AAA/Aaa	1,456,462
1,330,000	Charleroi, PA, Area School District, 6.00% (FGIC INS)/ (Original Issue Yield: 6046%), 10/1/2017	AAA/NR	1,540,202
1,070,000	Charleroi, PA, Area School District, (Series C), 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 10/1/2014	AAA/NR	1,219,704
1,000,000	College Township, PA, Water Authority, Revenue Bonds, 6.125% (Asset Guaranty LOC)/(Original Issue Yield: 6.30%), 1/1/2029	AA/NR	1,042,040
2,000,000	Commonwealth of Pennsylvania, GO UT, 5.25% (Original Issue Yield: 4.69%), 10/15/2008	AA/Aa2	2,203,360
2,150,000	Commonwealth of Pennsylvania, GO UT, 5.75%, 1/15/2009	AA/Aa2	2,422,792
3,000,000	Commonwealth of Pennsylvania, GO UT, 6.00% (Original Issue Yield: 5.96%), 1/15/2018	AA/Aa2	3,353,880
1,500,000	Cumberland County, PA, Municipal Authority Revenue Bond, (Messiah College Project), 5.125% (AMBAC INS)/(Original Issue Yield: 5.50%), 10/1/2015	AAA/Aaa	1,537,230
1,510,000	Dover, PA, Area School District, GO UT, 5.00% (FGIC INS), 4/1/2015	NR/Aaa	1,571,502
505,000	Harbor Creek, PA, School District, (Series C), 4.00% (FGIC INS)/(Original Issue Yield: 3.25%), 8/1/2006	AAA/NR	523,215

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	Pennsylvania--continued
$1,800,000	Indiana County, PA, Industrial Development Authority Revenue Bonds, (Series A), (Student Coop Association, Inc.), 5.875% (AMBAC INS)/(Original Issue Yield: 6.04%), 11/1/2029	AAA/Aaa	$ 1,879,830
795,000	Keystone, PA, Central School District, GO UT, 2.800%, 9/1/2004	A/NR	794,555
2,000,000	Lancaster County, PA, GO UT, (Series A), 5.60% (FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2012	NR/Aaa	2,227,300
1,500,000	Lower Merion Township, PA, School District, GO UT, 5.125% (Original Issue Yield: 4.95%), 5/15/2013	NR/Aaa	1,584,390
1,500,000	Lower Merion Township, PA, School District, GO UT, 5.125% (Original Issue Yield: 5.125%), 5/15/2018	NR/Aaa	1,535,160
1,500,000	Manheim, PA, School District, GO UT, 4.95% (FGIC INS), 6/1/2011	NR/Aaa	1,547,340
1,500,000	Montgomery County, PA, IDA, Refunding Revenue Bonds, 5.35% (MBIA INS)/ (Original Issue Yield: 5.46%), 8/15/2027	NR/Aaa	1,525,830
1,500,000	Owen J. Roberts School District, PA, GO UT, (Series A), 5.375% (MBIA INS)/ (Original Issue Yield: 5.50%), 5/15/2018	AAA/NR	1,546,995
1,000,000	Parkland, PA, School District, GO UT, 5.00% (FGIC INS)/(Original Issue Yield: 4.92%), 9/1/2013	NR/Aaa	1,061,780
1,000,000	Parkland, PA, School District, GO UT, 5.25% (FGIC INS)/(Original Issue Yield: 3.80%), 9/1/2004	NR/Aaa	1,070,620
1,410,000	Pennsylvania HFA, Revenue Bonds, (Series 58A), 5.85%, 4/1/2017	AA+/Aa2	1,472,971
2,000,000	Pennsylvania HFA, Revenue Bonds, (Series 61A), 5.50%, 4/1/2029	AA+/Aa2	2,028,080
2,000,000	Pennsylvania HFA, Revenue Bonds, (Series 68A), 6.10%, 4/1/2021	AA+/Aa2	2,113,100
1,115,000	Pennsylvania HFA, Revenue Bonds, (Series 69A), 6.15% (FHA/VA MTGS LOC), 10/1/2020	AA+/Aa2	1,185,468
Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	Pennsylvania--continued
$1,295,000	Pennsylvania HFA, Revenue Bonds, (Series 70A), 5.80%, 10/1/2021	AA+/Aa2	$ 1,341,944
2,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax, Revenue Bonds, (Philadelphia Funding Program), 5.25% (FGIC INS)/(Original Issue Yield: 5.012%), 6/15/2015	AAA/Aaa	2,099,060
1,000,000	Pennsylvania State IDA, GO UT, 4.50% (Original Issue Yield: 4.30%), 12/1/2010	AA/Aa2	1,049,150
1,500,000	Pennsylvania State Turnpike Commission, Revenue Bonds, (Series R), 5.125% (Original Issue Yield: 5.14%), 12/1/2022	AAA/Aaa	1,520,325
1,565,000	Pennsylvania State University, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 5.90%), 8/15/2016	AA-/Aa2	1,625,065
1,000,000	Peters Township, PA, School District, 5.00% (FSA INS), 9/1/2016	AAA/Aaa	1,029,630
1,520,000	Philadelphia, PA, School District, GO UT, 5.50% (AMBAC INS)/(Original Issue Yield: 5.88%), 9/1/2015	AAA/NR	1,692,794
2,000,000	Philadelphia, PA, Water & Wastewater System, (Series A), 5.00% (AMBAC INS)/ (Original Issue Yield: 5.25%), 8/1/2013	AAA/Aaa	2,091,980
1,900,000	Philadelphia, PA, Water & Wastewater System, Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield: 5.81%), 6/15/2009	AAA/Aaa	2,124,181
1,000,000	Philadelphia, PA, Water & Wastewater System, Revenue Bonds, 6.25% (MBIA INS)/ (Original Issue Yield: 5.10%), 8/1/2002	AAA/Aaa	1,030,490
1,250,000	Philadelphia, PA, (Series 1995A), Airport Revenue Bonds, (Series A), 6.10% (Philadelphia Airport System)/(AMBAC INS)/ (Original Issue Yield: 6.40%), 6/15/2025	AAA/Aaa	1,340,625
2,500,000	Radnor Township, PA, School District, GO UT, 5.75% (Original Issue Yield: 5.92%), 3/15/2019	NR/Aa3	2,631,075

VISION Pennsylvania Municipal Income Fund

Principal Amount		Credit Rating(5)	Value
(4)Long-Term Municipals--continued
	Pennsylvania--continued
$1,200,000	Radnor Township, PA, School District, GO UT, 5.75% (Original Issue Yield: 5.97%), 3/15/2026	NR/Aa3	$ 1,258,848
1,820,000	State Public School Building Authority, PA, (Series A), (School District of York County Project), 4.85% (FGIC INS), 2/15/2016	AAA/Aaa	1,839,820
2,335,000	State Public School Building Authority, PA, Revenue Bonds, (Butler County Community College), 5.95% (AMBAC INS)/(Original Issue Yield: 6.014%), 7/15/2020	AAA/Aaa	2,706,802
1,850,000	York County, PA, IDA, Refunding Revenue Bonds, (Stanley Works Project), 6.25% (Original Issue Yield: 6.35%), 7/1/2002	A/A2	1,893,956

	Total Long-term Municipals (identified cost $79,176,839)		84,183,814

Shares		Credit Rating(5)	Value
Mutual Funds--2.3%
1,943,337	Federated Pennsylvania Municipal Cash Trust, (Series IS)		$ 1,943,337
3,463	Federated Pennsylvania Municipal Cash Trust, (Series SS)		3,463
1	Seven Seas Money Market Fund		1

	Total Mutual Funds (at net asset value)		1,946,801

	Total Investments (identified cost $81,123,640)		$86,130,615

(See Notes to Portfolios of Investments)

VISION Intermediate Term Bond Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value

Asset-Backed Securities--1.6%
$3,000,000	Honda Auto Lease Trust 1999-A, Class A5, 6.65%, 7/15/2005 (identified cost $2,990,963)	$ 3,065,580

Collateralized Mortgage Obligations--4.9%
9,000,000	Federal Home Loan Mortgage Corp., (Series 2228), Class PQ, 7.50%, 8/15/2025 (identified cost $8,814,540)	9,637,110

Corporate Bonds--29.3%
1,000,000	Alcoa, Inc., Note, 7.25%, 8/1/2005	1,089,490
2,000,000	American General Finance Corp., Note, 5.875%, 7/14/2006	2,076,160
2,000,000	American Home Products Corp., Note, 6.70%, 3/15/2011	2,140,220
2,000,000	Associates Corp. of North America, Sub. Deb., 6.875%, 11/15/2008	2,098,580
2,500,000	Bank of America Corp., Unsecd. Note, 7.80%, 2/15/2010	2,802,350
2,500,000	Boeing Capital Corp., Sr. Note, (Series X), 6.35%, 11/15/2007	2,639,100
1,000,000	Caterpillar Financial Services Corp., Note, 7.59%, 12/10/2003	1,083,770
2,000,000	Citigroup, Inc., Note, 5.75%, 5/10/2006	2,094,780
2,000,000	Countrywide Home Loans, Inc., Note, 5.50%, 8/1/2006	2,047,840
2,500,000	Credit Suisse First Boston, Inc., Note, 5.875%, 8/1/2006	2,591,425
2,500,000	Federal National Mortgage Association, Bond, 6.625%, 11/15/2030	2,851,225
2,000,000	Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	1,895,580
2,000,000	Ford Motor Credit Co., Note, 7.375%, 10/28/2009	2,049,440
2,000,000	General Motors Acceptance Corp., Note, 6.75%, 1/15/2006	2,045,460
2,000,000	Hertz Corp., Note, 7.40%, 3/1/2011	2,007,880
2,500,000	Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	2,495,450
1,000,000	Ingersoll-Rand Co., Note, 6.51%, 12/1/2004	1,060,740
1,000,000	International Business Machines Corp., MTN, 5.40%, 10/1/2008	1,001,990
2,500,000	Lilly (Eli) & Co., Note, 7.125%, 6/1/2025	2,769,100
5,000,000	Pennsylvania Power & Light Capital Funding, Sr. Note, 7.75%, 4/15/2005	5,393,450
2,000,000	Phillips Petroleum Co., Note, 6.375%, 3/30/2009	2,061,580
2,000,000	Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,862,300
2,000,000	Time Warner, Inc., Deb., 7.57%, 2/1/2024	2,072,780
2,000,000	Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	2,106,500
Principal Amount		Value

Corporate Bonds--continued
$1,000,000	Tyco International Group SA, Sr. Note, 6.25%, 6/15/2003	$ 1,039,390
2,000,000	Walt Disney Co., MTN, 5.50%, 12/29/2006	2,043,200
2,000,000	WorldCom, Inc., Note, 6.50%, 5/15/2004	2,074,700

	Total Corporate Bonds (identified cost $54,797,233)	57,494,480

Government Agencies--13.0%
	Federal Home Loan Bank--2.3%
4,000,000	6.500%, 11/13/2009	4,462,160

	Federal Home Loan Mortgage Corporation--9.6%
3,000,000	5.000%, 5/15/2004	3,144,060
8,000,000	5.125%, 10/15/2008	8,246,560
5,000,000	5.375%, 8/16/2006	5,161,200
2,000,000	6.875%, 1/15/2005	2,214,180

	Total	18,766,000

	Federal National Mortgage Association--1.1%
2,000,000	7.000%, 7/15/2005	2,229,100

	Total Government Agencies (identified cost $24,182,192)	25,457,260

Mortgage Backed Securities--29.6%
	Federal Home Loan Mortgage Corporation--8.7%
34,939	5.500%, 4/1/2014	35,714
2,875,509	6.000%, 4/1/2016	2,959,071
6,641,189	6.000%, 7/1/2029	6,747,049
6,854,167	7.500%, 9/1/2019	7,253,628

	Total	16,995,462

	Federal National Mortgage Association--9.9%
4,727,986	6.500%, 11/1/2030	4,863,915
6,649,841	6.500%, 1/1/2031	6,836,835
1,649,756	7.000%, 12/1/2011	1,734,306
5,836,141	7.000%, 1/1/2031	6,082,368

	Total	19,517,424

	Government National Mortgage Association--11.0%
4,958,973	6.000%, 3/20/2031	5,019,423
5,889,432	6.500%, 1/20/2029	6,058,753
4,071,220	7.000%, 7/20/2028	4,239,157
5,961,587	7.000%, 12/15/2028	6,228,010

	Total	21,545,343

	Total Mortgage Backed Securities (identified cost $55,641,966)	58,058,229

VISION Intermediate Term Bond Fund

Principal Amount		Value

U.S. Treasury Obligations--18.9%
	U.S. Treasury Bonds--11.9%
$2,500,000	6.625%, 2/15/2027	$ 3,059,050
4,500,000	7.250%, 5/15/2004	4,992,210
2,000,000	7.500%, 11/15/2016	2,549,060
3,000,000	8.125%, 8/15/2019	4,096,590
5,000,000	8.125%, 5/15/2021	6,902,350
1,000,000	10.625%, 8/15/2015	1,587,420

	Total	23,186,680

	U.S. Treasury Notes--7.0%
2,500,000	5.500%, 5/31/2003	2,625,850
4,000,000	6.000%, 8/15/2004	4,333,040
3,000,000	6.125%, 8/15/2007	3,354,420
3,000,000	7.000%, 7/15/2006	3,434,850

	Total	13,748,160

	Total U.S. Treasury Obligations (identified cost $34,276,190)	36,934,840

Shares		Value
Mutual Funds--2.0%
1,165,446	SSGA US Government Money Market Fund	$ 1,165,446
2,722,792	Seven Seas Money Market Fund	2,722,792

	Total Mutual Funds (at net asset value)	3,888,238

	Total Investments (identified cost $184,591,322)	$ 194,535,737

(See Notes to Portfolios of Investments)

VISION U.S. Government Securities Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
Asset-Backed Securities--0.1%
$ 53,333	Guaranteed Export Trust, Class C, 5.200%, 10/15/2004	$ 55,071
28,888	Provident Bank Home Equity Loan Trust 1996-1, Class A1, 7.600%, 10/25/2012	30,310
42,063	The Money Store Home Equity Trust 1992-C, Class A1, 6.200%, 10/15/2017	42,036

	Total Asset-Backed Securities (identified cost $121,358)	127,417

Collateralized Mortgage Obligations--5.2%
	Federal Home Loan Mortgage Corporation--2.3%
130,833	(Series 141-D), REMIC, 5.000%, 5/15/2021	134,084
105,000	(Series 1686-PJ), REMIC, 5.000%, 2/15/2024	101,694
105,000	(Series 1637-GA), REMIC, 5.800%, 6/15/2023	110,005
214,122	(Series 136-E), REMIC, 6.000%, 4/15/2021	223,443
314,000	(Series 1534-H), REMIC, 6.000%, 1/15/2023	325,945
88,083	(Series 112-I), REMIC, 6.500%, 1/15/2021	92,860
279,000	(Series 1577-PK), REMIC, 6.500%, 9/15/2023	295,299
176,000	(Series 1644-K), REMIC, 6.750%, 12/15/2023	187,224
58,000	(Series 33-H), REMIC, 7.500%, 6/25/2023	62,892
360,321	(Series 126-A), REMIC, 9.000%, 3/15/2005	400,383
383,238	(Series 6-C), REMIC, 9.050%, 6/15/2019	424,931

	Total	2,358,760

	Federal National Mortgage Association--2.9%
66,906	(Series L-DC), REMIC, 5.000%, 1/1/2006	67,767
42,000	(Series 1993-38-L), REMIC, 5.000%, 8/25/2022	43,164
152,000	(Series 1994-3-PL), REMIC, 5.500%, 1/25/2024	152,588
874,000	(Series 1992-136-PJ), REMIC, 6.000%, 5/25/2021	895,736
111,000	(Series 1993-198-K), REMIC, 6.000%, 12/25/2022	115,985
26,000	(Series 1993-160-PK), REMIC, 6.500%, 11/25/2022	27,772
175,000	(Series 1993-223-C), REMIC, 6.500%, 5/25/2023	188,001
415,000	(Series 1993-113-PK), REMIC, 6.500%, 7/25/2023	442,531
Principal Amount		Value
Collateralized Mortgage Obligations--continued
	Federal National Mortgage Association--continued
$ 554,000	(Series 1993-127-H), REMIC, 6.500%, 7/25/2023	$ 586,287
155,000	(Series 1993-202-J), REMIC, 6.500%, 11/25/2023	164,489
181,000	(Series 1994-55-H), REMIC, 7.000%, 3/25/2024	197,543
14,656	(Series G93-1-HA), REMIC, 7.500%, 2/25/2021	14,848

	Total	2,896,711

	Total Collateralized Mortgage Obligations (identified cost $4,693,520)	5,255,471

Commercial Paper--3.5%
3,500,000	Prudential Funding Corp., 2.350%, 11/13/2001 (at amortized cost)	3,500,000

Corporate Bonds--24.2%
750,000	American Heavy Lift Shipping, 7.180%, 6/1/2017	858,210
1,195,000	Associates Corp. of North America, 6.375%, 11/15/2005	1,260,737
500,000	Bay State Gas Co., 9.200%, 6/6/2011	612,385
1,000,000	Boeing Co., 6.625%, 2/15/2038	973,020
100,000	Countrywide Mortgage Investments, 6.510%, 2/11/2005	105,862
450,000	Countrywide Mortgage Investments, 7.200%, 10/30/2006	489,955
800,000	Delmarva Power and Light Co., 8.500%, 2/1/2022	888,024
3,300,000	El Salvado Aid, Government of, 6.530%, 7/1/2007	3,542,550
700,000	Ford Motor Co., 9.215%, 9/15/2021	788,557
59,000	Fortune Brands, Inc., 8.625%, 11/15/2021	68,613
150,000	GTE North, Inc., 8.500%, 12/15/2031	165,948
100,000	General Electric Capital Corp., 8.300%, 9/20/2009	119,905
1,000,000	Household Finance Corp., 6.375%, 10/15/2011	1,012,790
50,000	Loews Corp., 8.875%, 4/15/2011	58,052
150,000	Monsanto Co., 6.110%, 2/3/2005	156,437
1,270,148	NYNEX Corp., 9.550%, 5/1/2010	1,503,207
500,000	New Plan Realty Trust, 6.800%, 5/15/2002	507,055
1,000,000	(2)Ohio National Life Insurance Co., 8.500%, 5/15/2026	1,064,770
307,000	Philip Morris Cos., Inc., 8.375%, 1/15/2017	321,583
1,000,000	Potomac Edison Co., 8.000%, 6/1/2006	1,011,140
60,000	Potomac Electric Power Co., 8.500%, 5/15/2027	65,760

VISION U.S. Government Securities Fund

Principal Amount		Value
Corporate Bonds--continued
$ 125,000	Public Service Co. Colorado, 8.750%, 3/1/2022	$ 137,839
4,782,603	Puerto Quetzal Power LLC, 6.470%, 6/15/2012	5,177,234
1,000,000	Travelers Property & Casualty Corp., 6.750%, 11/15/2006	1,070,640
960,000	Vessel Management Service, 6.750%, 7/15/2025	1,119,293
1,000,000	Wachovia Corp., 4.950%, 11/1/2006	1,002,700
370,000	Weingarten Realty Investors, 6.650%, 7/12/2027	390,306

	Total Corporate Bonds (identified cost $22,909,905)	24,472,572

Government Agencies--17.6%
	Department of Housing and Urban Development--2.5%
270,000	6.760%, 8/1/2006	281,151
360,000	6.930%, 8/1/2009	371,102
500,000	7.140%, 8/1/2007	549,390
1,200,000	7.660%, 8/1/2015	1,287,372

	Total	2,489,015

	Federal Home Loan Mortgage Corporation--0.3%
175,000	6.943%, 3/21/2007	197,152
59,525	9.875%, 3/15/2009	64,804
8,582	10.250%, 3/15/2009	9,315

	Total	271,271

	Federal National Mortgage Association--0.1%
53,000	5.125%, 2/13/2004	55,562

	Overseas Private Investment Corporation--3.7%
3,500,000	6.600%, 5/21/2016	3,744,160

	Private Export Funding Corporation--0.6%
500,000	6.490%, 7/15/2007	557,337
75,000	7.950%, 11/1/2006	83,810

	Total	641,147

	Small Business Administration--9.1%
671,675	5.600%, 9/1/2008	699,283
618,252	6.200%, 11/1/2007	650,460
664,799	6.700%, 3/1/2016	709,450
1,520,764	6.700%, 12/1/2016	1,623,335
3,846,976	6.950%, 11/1/2016	4,142,154
149,584	7.300%, 5/1/2017	163,170
152,007	7.300%, 9/1/2019	166,580
53,393	8.850%, 8/1/2011	58,940
402,984	9.250%, 2/1/2008	442,101
514,523	9.650%, 5/1/2010	568,949

	Total	9,224,422

	Tennessee Valley Authority--1.3%
1,320,574	7.430%, 4/1/2022	1,352,452

	Total Government Agencies (identified cost $15,475,759)	17,778,029

Principal Amount		Value
Mortgage Backed Securities--10.5%
	Federal Home Loan Mortgage Corporation--3.3%
$108,291	7.000%, 11/1/2007	$ 111,473
90,501	7.000%, 7/1/2008	93,386
218,169	7.000%, 8/1/2008	225,124
204,160	7.000%, 11/1/2008	211,179
81,761	7.000%, 11/1/2010	86,121
86,939	7.000%, 11/1/2017	91,884
6,971	7.250%, 1/1/2005	7,136
22,733	7.250%, 11/1/2009	23,190
17,651	7.500%, 7/1/2007	18,285
124,396	7.500%, 3/1/2008	128,866
59,446	7.500%, 6/1/2008	61,805
19,097	7.500%, 11/1/2009	19,819
52,833	7.500%, 12/1/2010	54,830
16,972	7.500%, 3/1/2017	17,911
417,984	7.500%, 8/1/2017	442,277
7,857	8.000%, 5/1/2002	7,967
3,190	8.000%, 5/1/2006	3,291
156,677	8.000%, 11/1/2006	163,287
4,434	8.000%, 3/1/2007	4,606
30,366	8.000%, 9/1/2007	31,647
248,492	8.000%, 11/1/2008	259,751
12,349	8.000%, 1/1/2010	12,828
36,584	8.000%, 12/1/2010	38,242
20,916	8.250%, 12/1/2007	21,982
5,587	8.250%, 5/1/2008	5,691
27,639	8.250%, 5/1/2009	29,215
41,061	8.250%, 8/1/2009	43,402
4,522	8.500%, 6/1/2002	4,558
85,639	8.500%, 7/1/2004	87,922
3,015	8.500%, 4/1/2006	3,071
40,020	8.500%, 9/1/2009	42,059
887,777	8.500%, 8/1/2017	961,019
3,158	8.750%, 8/1/2008	3,309
2,547	9.000%, 3/1/2002	2,563
4,556	9.000%, 9/1/2019	5,017
40,649	9.250%, 6/1/2002	41,009

	Total	3,365,722

	Federal National Mortgage Association--1.5%
329,424	6.000%, 5/1/2009	342,703
29,914	6.000%, 1/1/2014	30,725
33,517	6.500%, 4/1/2004	34,008
1,726	6.750%, 12/1/2006	1,738
105,544	7.000%, 8/1/2005	107,890
35,078	7.500%, 11/1/2009	36,505
276,481	7.500%, 2/1/2014	285,898
7,376	8.000%, 4/1/2002	7,435
100,153	8.000%, 1/1/2006	103,314
87,307	8.000%, 1/1/2010	91,484
153,084	8.000%, 6/1/2008	159,002
85,611	8.000%, 8/1/2021	91,561
62,464	8.250%, 7/1/2009	65,842
13,308	8.500%, 10/1/2002	13,477
23,992	8.500%, 3/1/2012	25,649
49,003	8.750%, 5/1/2010	52,624
5,596	9.000%, 12/1/2002	5,704

VISION U.S. Government Securities Fund

Principal Amount		Value
Mortgage Backed Securities--continued
	Federal National Mortgage Association--continued
$ 26,546	9.000%, 10/1/2006	$ 27,754
41,904	9.750%, 9/1/2017	46,527

	Total	1,529,840

	Government National Mortgage Association--5.7%
9,755	6.500%, 9/15/2002	9,795
8,158	6.500%, 10/15/2002	8,192
10,611	6.500%, 12/15/2002	10,654
73,723	6.500%, 12/15/2003	74,461
9,377	7.250%, 2/15/2005	9,720
43,703	7.250%, 3/15/2005	45,303
48,400	7.250%, 5/15/2005	50,276
7,809	7.250%, 7/15/2005	8,112
3,846	7.250%, 10/15/2005	3,995
14,114	7.250%, 11/15/2005	14,661
21,939	7.250%, 4/15/2006	22,842
21,449	7.500%, 12/15/2005	22,394
43,443	7.500%, 4/15/2007	45,447
48,706	7.500%, 5/15/2007	50,953
23,531	7.500%, 6/15/2007	24,666
18,913	7.500%, 6/20/2007	20,084
17,995	8.000%, 6/15/2006	18,743
8,535	8.000%, 8/15/2006	8,920
24,463	8.000%, 9/15/2006	25,567
105,531	8.000%, 11/15/2006	110,292
452,460	8.000%, 9/15/2007	474,477
87,687	8.000%, 10/15/2007	92,337
51,909	8.000%, 12/15/2009	54,796
85,263	8.000%, 2/15/2010	90,539
92,845	8.000%, 12/15/2016	99,671
15,375	8.000%, 7/15/2024	16,398
64,247	8.250%, 6/15/2008	67,889
37,834	8.375%, 4/15/2010	40,175
258,238	8.500%, 9/15/2008	274,943
2,768,786	8.500%, 10/15/2008	2,946,154
96,435	8.500%, 10/20/2009	102,162
55,393	8.500%, 11/15/2017	60,344
1,149	8.750%, 2/15/2002	1,156
44,537	9.000%, 10/15/2008	48,114
74,081	9.000%, 9/15/2016	81,350
93,099	9.000%, 11/15/2016	102,161
187,424	9.000%, 2/15/2017	205,668
248,379	9.000%, 4/20/2023	266,774
89,045	9.000%, 10/20/2024	94,165

	Total	5,704,350

	Total Mortgage Backed Securities (identified cost $11,435,087)	10,599,912

Principal Amount or Shares		Value
Long-Term Municipals--7.5%
$ 1,374,160	Arkansas Development Finance Authority, 9.750%, 11/15/2005	$ 1,501,847
1,375,000	Boston, MA, U.S. Government Guaranteed Notes, 6.930%, 8/1/2008	1,426,741
225,000	Chicago, IL, Public Building Commission, 7.000%, 1/1/2007	253,303
250,000	Connecticut Development Authority, 8.550%, 8/15/2008	277,440
265,000	Connecticut Municipal Electric Energy Cooperative, 5.700%, 1/1/2004	275,979
15,000	Connecticut State HEFA, 7.070%, 11/1/2001	15,000
100,000	Orlando, FL, Aviation Authority, 8.250%, 10/1/2004	112,495
190,000	Miami, FL, 8.650%, 7/1/2019	235,359
3,100,000	Minneapolis/St. Paul, MN Airport Commission, 8.950%, 1/1/2022	3,263,649
80,000	New York City, NY, 9.900%, 2/1/2015	83,006
100,000	New York City, NY, 10.500%, 11/15/2012	102,295

	Total Long-term Municipals (identified cost $7,713,891)	7,547,114

U.S. Treasury Obligations--29.3%
	U.S. Treasury Bonds--23.6%
13,000,000	13.750%, 8/15/2004	16,726,970
6,000,000	6.375%, 8/15/2027	7,147,200

	Total	23,874,170

	U.S. Treasury Note--5.7%
5,493,500	3.625%, 1/15/2008	5,737,302

	Total U.S. Treasury Obligations (identified cost $28,681,578)	29,611,472

Mutual Fund--1.8%
1,789,138	Seven Seas Money Market Fund (at net asset value)	1,789,138

(7)Repurchase Agreement--3.6%
$3,580,000	State Street Corp., 2.510%, dated 10/31/2001, due 11/1/2001 (at amortized cost)	3,580,000

	Total Investments (identified cost $99,900,236)	$ 104,261,125

(See Notes to Portfolios of Investments)

VISION New York Tax-Free Money Market Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
(4)Short-Term Municipals--99.2%
	New York--98.7%
$1,455,000	ABN AMRO MuniTOPS Certificates Trust (New York Non-AMT), (Series 1999-2), Weekly VRDNs, (Metropolitan Transportation Authority, NY)/(FSA INS)/(ABN AMRO Bank N.V., Amsterdam LIQ)	$ 1,455,000
795,000	Albion, NY, CSD, 4.00%, (MBIA INS), 6/1/2002	799,968
3,000,000	Bath, NY, CSD, 3.20% BANs, 6/18/2002	3,005,854
2,050,000	Chautauqua County, NY, IDA, IDRB, Weekly VRDNs, (Belknap Business Forms)/(KeyBank, N.A. LOC)	2,050,000
1,395,000	Chemung County, NY, 3.125% BANs, 8/15/2002	1,401,975
1,900,000	Dutchess County, NY, IDA, (Series 1998A), Weekly VRDNs, (Marist College)/(Bank of New York LOC)	1,900,000
3,000,000	East Moriches, NY, Union Free School District, 3.125% BANs, 7/17/2002	3,006,701
1,695,000	Erie County, NY, IDA, (Series 1998), Weekly VRDNs, (B & G Properties, LLC)/(HSBC Bank USA LOC)	1,695,000
2,000,000	Erwin, NY, 4.10% BANs, 12/27/2001	2,000,145
2,960,000	Fairport, NY, CSD, 3.50% RANs, 6/28/2002	2,968,465
3,563,000	Falconer, NY, CSD, 4.75% BANs, 11/21/2001	3,563,579
1,321,700	Fayetteville-Manlius, NY, CSD, 4.75% BANs, 11/16/2001	1,321,882
4,494,000	Fredonia, NY, CSD, 4.50% BANs, 12/13/2001	4,494,990
2,000,000	Freeport, NY, Union Free School District, 3.25% TANs, 6/27/2002	2,012,842
2,625,000	Herkimer County, NY, IDA, Civic Facility Revenue Bonds, (Series 2000), Weekly VRDNs, (Templeton Foundation)/ (KeyBank, N.A. LOC)	2,625,000
900,000	Homer, NY, CSD, 3.25% RANs, 6/28/2002	902,470
3,500,000	Islip, NY, Union Free School District, 3.125% TANs, 6/27/2002	3,507,210
1,375,000	Long Island Power Authority, Floater Certificates, (Series 1998-66), Weekly VRDNs, (MBIA INS)/(Morgan Stanley, Dean Witter & Co. LIQ)	1,375,000
2,400,000	Long Island Power Authority, PA-513R, Weekly VRDNs, (FSA INS)/(Merrill Lynch & Co., Inc. LIQ)	2,400,000
1,445,000	Long Island Power Authority, PA-807R, Weekly VRNDs, (FSA INS)/(Merrill Lynch & Co., Inc. LIQ)	1,445,000
2,800,000	Long Island Power Authority, (Series 1A), Weekly VRDNs, (Bayerische Hypotheken- und Vereinsbank AG LOC)	2,800,000
Principal Amount		Value
(4)Short-Term Municipals--continued
	New York--continued
$600,000	Long Island Power Authority, (Series 3A), Weekly VRDNs, (Morgan Guaranty Trust Co., New York LOC)	$ 600,000
1,168,800	Mamaroneck Village, NY, 3.50% BANs, 2/7/2002	1,169,099
8,300,000	Metropolitan Transportation Authority, NY, MERLOTS, (Series 1997P), Weekly VRDNs, (FGIC INS)/(First Union National Bank, Charlotte, NC LIQ)	8,300,000
1,430,000	Metropolitan Transportation Authority, NY, Trust Receipts, (Series 1997 FR/RI- 9), Weekly VRDNs, (FGIC INS)/(Bank of New York LIQ)	1,430,000
2,000,000	New York City Municipal Water Finance Authority, (Series 4), 2.20% CP (Westdeutsche Landesbank Girozentrale LOC), Mandatory Tender 1/10/2002	2,000,000
1,400,000	New York City Municipal Water Finance Authority, Trust Receipts, (Series 1997 FR/RI-6), Weekly VRDNs, (MBIA INS)/ (Bank of New York LIQ)	1,400,000
6,000,000	New York City, NY, IDA, Civic Facility Revenue Bonds, (Series 2000), Weekly VRDNs, (Columbia Grammar & Preparatory School)/(Allied Irish Banks PLC LOC)	6,000,000
2,200,000	New York City, NY, IDA, Revenue Bonds, Weekly VRDNs, (Children's Oncology Society)/(Bank of New York LOC)	2,200,000
3,600,000	New York City, NY, IDA, (Series 2000), Weekly VRDNs, (National Center on Addiction and Substance Abuse at Columbia University)/(Chase Manhattan Bank N.A., New York LOC)	3,600,000
1,700,000	New York City, NY, IDA, (Series 2001), Weekly VRDNs, (Federation of Protestant Welfare Agencies, Inc.)/(Allied Irish Banks PLC LOC)	1,700,000
6,700,000	New York City, NY, (PA-156), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)/(Merrill Lynch & Co., Inc. LOC)	6,700,000
830,000	New York City, NY, (Series C), 4.10%, 8/15/2002	837,951
3,500,000	New York City, NY, Transitional Finance Authority, (Series A, Subseries A-1), Weekly VRDNs, (Commerzbank AG, Frankfurt LIQ)	3,500,000
1,000,000	New York City, NY, Transitional Finance Authority, (Series A, Subseries A-1), Weekly VRDNs, (Societe Generale, Paris LIQ)	1,000,000
2,500,000	New York City, NY, Transitional Finance Authority, NYC Recovery Notes (Fiscal 2002 Series A), 3.25% BANs, 10/2/2002	2,525,148

VISION New York Tax-Free Money Market Fund

Principal Amount		Value
(4)Short-Term Municipals--continued
	New York--continued
$1,700,000	New York City, NY, Transitional Finance Authority, Trust Receipts (Series 2001 FR/RI-L29), Weekly VRDNs, (Lehman Brothers, Inc. LIQ)	$1,700,000
1,500,000	New York City Trust For Cultural Resources, (Series 2000), Weekly VRDNs, (Manhattan School of Music)/ (Asset Guaranty INS)/(First Union National Bank, Charlotte, NC LIQ)	1,500,000
3,000,000	New York State Dormitory Authority, MERLOTS, (Series 2001-A30), Weekly VRDNs, (AMBAC INS)/(First Union National Bank, Charlotte, NC LIQ)	3,000,000
1,950,000	New York State Dormitory Authority, (PA-60), (Series 1993), Weekly VRDNs, (Rochester General Hospital)/(FHA INS)/(Merrill Lynch & Co., Inc. LIQ)	1,950,000
4,510,000	New York State Energy Research & Development Authority, PCRB, (Series B), Weekly VRDNs, (Rochester Gas & Electric Corp.)/(MBIA INS)/(Credit Suisse First Boston LIQ)	4,510,000
1,200,000	New York State Energy Research & Development Authority, PCRB, (Series 1987 B), Daily VRDNs, (Niagara Mohawk Power Corp.)/(Morgan Guaranty Trust Co., New York LOC)	1,200,000
2,000,000	New York State HFA, (Series 2000A), Weekly VRDNs, (1501 Associates)/ (FHLB of New York LOC)	2,000,000
3,669,000	New York State HFA, (Series A), Weekly VRDNs, (Special Surgery Staff)/(Chase Manhattan Bank N.A., New York LOC)	3,669,000
2,200,000	New York State Local Government Assistance Corp., (Series 1995B), Weekly VRDNs, (Bank of Nova Scotia, Toronto LOC)	2,200,000
2,500,000	New York State Local Government Assistance Corp., (Series 1995F), Weekly VRDNs, (Toronto Dominion Bank LOC)	2,500,000
600,000	New York State Medical Care Facilities Finance Agency, Weekly VRDNs, (Pooled Loan Program)/(Chase Manhattan Bank N.A., New York LOC)	600,000
1,500,000	New York State Mortgage Agency, (PA- 406), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	1,500,000
2,000,000	New York State Mortgage Agency, (PA- 422), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	2,000,000
2,530,000	New York State Thruway Authority, (PA- 172), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	2,530,000
6,000,000	New York State Thruway Authority, (PA- 532), Weekly VRDNs, (Merrill Lynch & Co., Inc. LIQ)	6,000,000
Principal Amount		Value
(4)Short-Term Municipals--continued
	New York--continued
$3,555,000	New York State Thruway Authority, (PT- 1141), 3.40% TOBs (Merrill Lynch & Co., Inc. LIQ), Optional Tender 2/7/2002	$3,555,000
1,800,000	Niagara Falls, NY Bridge Commission, Revenue Bonds, (Series 1993A), Weekly VRDNs, (FGIC INS)/(Dexia Credit Local De France LIQ)	1,800,000
2,923,000	Onondaga County, NY IDA, (Series 1999A), Weekly VRDNs, (Christian Brothers Academy of Syracuse, NY)/ (KeyBank, N.A. LOC)	2,923,000
900,000	Owego-Apalachin, NY CSD, 3.50% BANs, 4/5/2002	901,105
4,000,000	Port Authority of New York and New Jersey, Port Authority Equipment Note Agreement 2001-2, Weekly VRDNs	4,000,000
1,500,000	Riverhead, NY, IDA, IDRB, (Series 1998), Weekly VRDNs, (Altaire Pharmaceuticals, Inc.)/(Mellon Bank N.A., Pittsburgh LOC)	1,500,000
2,220,000	Seneca County, NY, IDA, (Series 2000), Weekly VRDNs, (Kidspeace National Centers of New York, Inc.)/(KeyBank, N.A. LOC)	2,220,000
940,000	Seneca County, NY, IDA, Weekly VRDNs, (New York Chiropractic College)/(Fleet National Bank N.A., LOC)	940,000
5,750,000	St. Lawrence County, NY, IDA, (Series 1998A), Weekly VRDNs, (Alcoa, Inc.)	5,750,000
3,095,000	Suffolk County, NY, IDA, (Series 1997B), Weekly VRDNs, (Maryhaven Center of Hope)/(KeyBank, N.A. LOC)	3,095,000
3,000,000	Sullivan West, NY, CSD, 3.05% BANs, 6/21/2002	3,004,264
5,500,000	Triborough Bridge & Tunnel Authority, NY, 1991 Resolution, (Series 2000A), Weekly VRDNs, (FSA INS)/(Morgan Guaranty Trust Co., New York LIQ)	5,500,000
3,000,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt, (Series 2000 FR/RI- N16), 2.70% TOBs (Bank of New York LIQ), Optional Tender 11/1/2001	3,000,000
9,000,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt, (Series 2000 FR/RI- N17), Weekly VRDNs, (Bank of New York LIQ)	9,000,000
5,600,000	VRDC/IVRC Trust, (Series 1992A), Weekly VRDNs, (New York City Municipal Water Finance Authority)/ (MBIA INS)/(Citibank N.A., New York LIQ)	5,600,000

VISION New York Tax-Free Money Market Fund

Principal Amount		Value
(4)Short-Term Municipals--continued
	New York--continued
$1,100,000	VRDC/IVRC Trust, (Series 1993B), Weekly VRDNs, (Metropolitan Transportation Authority, NY)/(AMBAC INS)/(Citibank N.A., New York LIQ)	$1,100,000
1,400,000	VRDC/IVRC Trust, (Series 1993G), Weekly VRDNs, (St. Lukes Roosevelt Hospital Center)/(FHA INS)/(Chase Manhattan Bank N.A., New York LIQ)	1,400,000
1,520,500	Vestal, NY, CSD, 3.20% BANs, 5/17/2002	1,521,690
2,000,000	Vestal, NY, 3.25% BANs, 7/19/2002	2,005,528
2,000,000	West Babylon, NY, Union Free School District, 3.25% BANs, 8/9/2002	2,007,483
Principal Amount		Value
(4)Short-Term Municipals--continued
	New York--continued
$1,649,355	Yonkers, NY, IDA, Civic Facility Revenue Bonds, (Series 1994), Weekly VRDNs, (Consumers Union Facility)/(AMBAC INS)/ (Dexia Credit Local de France LIQ)	$ 1,649,355

	Total	189,024,704

	Puerto Rico--0.5%
978,959	Commonwealth of Puerto Rico, Municipal Revenues Collection Center, 1997A LeaseTOPS Trust, Weekly VRDNs, (ABN AMRO Bank N.V., Amsterdam LIQ)/(State Street Bank and Trust Co. LOC)	978,959

	Total Investments (at amortized cost)	$190,003,663

VISION Money Market Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
(3)Corporate Obligations--66.1%
	Banking--6.0%
$ 61,000,000	Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto Dominion Bank), 3.430%-4.810%, 11/16/2001-2/5/2002	$ 60,556,333
50,000,000	Wells Fargo & Co., 2.400%, 1/29/2002	49,703,333

	Total	110,259,666

	Chemicals--2.4%
45,000,000	Dow Chemical Co., 2.260%, 12/10/2001	44,889,825

	Diversified--4.3%
80,000,000	General Electric Capital Corp., 3.310%-3.480%, 3/4/2002-4/26/2002	78,924,142

	Financial Retail--4.1%
75,000,000	American Express Credit Corp., 2.290%-2.330%, 11/20/2001-12/11/2001	74,874,903

	Financial Services--17.3%
50,000,000	Citicorp, 2.550%, 11/7/2001	49,978,750
75,000,000	IBM Credit Corp., (International Business Machines Corp. Support Agreement), 2.470%, 11/1/2001	75,000,000
90,000,000	(6)Morgan Stanley, Dean Witter & Co., 2.675%, 11/1/2001	90,000,000
68,000,000	Nestle Capital Corp., 3.540%, 11/2/2001	67,993,313
36,000,000	Verizon Global Funding, 3.280%, 11/5/2001	35,986,880

	Total	318,958,943

	Food & Beverage--4.4%
22,000,000	Coca-Cola Co., 3.360%, 11/21/2001	21,958,933
60,000,000	Kraft Foods, Inc., 2.420%, 11/5/2001	59,983,867

	Total	81,942,800

	Insurance--12.6%
35,000,000	American General Corp., 3.520%, 1/28/2002	34,698,845
45,000,000	American General Finance Corp., 3.590%, 11/13/2001	44,946,150
85,000,000	Prudential Funding LLC, 2.250%-2.470%, 11/9/2001-12/3/2001	84,880,789
Principal Amount		Value
(3)Corporate Obligations--continued
	Insurance--continued
$ 67,000,000	Transamerica Finance Corp., 2.250%-2.290%, 12/14/2001-3/18/2002	$ 66,687,339

	Total	231,213,123

	News & Publishing--4.1%
75,000,000	Gannett Co., Inc., 2.500%, 11/6/2001	74,973,958

	Oil--6.8%
45,000,000	BP Amoco Capital PLC, 2.230%, 4/3/2002	44,573,513
80,000,000	Texaco, Inc., 2.280%, 11/28/2001	79,863,200

	Total	124,436,713

	Retail--4.1%
75,000,000	Wal-Mart Stores, Inc., 2.450%, 11/2/2001	74,994,896

	Total Corporate Obligations	1,215,468,969

(3) U.S. Government Agencies--31.6%
	Federal National Mortgage Association--18.1%
50,000,000	3.820%, 11/8/2001	49,962,861
30,000,000	3.630%, 12/6/2001	29,894,125
45,000,000	2.290%%, 12/14/2001	44,876,913
75,000,000	3.290%, 2/21/2002	74,232,333
36,000,000	2.155%, 4/19/2002	35,635,805
100,000,000	2.320%, 6/27/2002	98,466,222

	Total	333,068,259

	Federal Home Loan Mortgage Corp.--9.4%
52,000,000	3.33%, 12/6/2001	51,831,650
47,000,000	3.48%, 1/30/2002	46,591,100
75,000,000	3.46%, 3/15/2002	74,034,083

	Total	172,456,833

	Federal Home Loan Bank System--4.1%
75,000,000	2.040%, 1/23/2002	74,647,250

	Total U.S. Government Agencies	580,172,342

(7)Repurchase Agreement--2.4%
44,395,300	State Street Corp., 2.510%, dated 10/31/2001, due 11/1/2001	44,395,300

	Total Investments (at amortized cost)	$ 1,840,036,611

(See Notes to Portfolios of Investments)

VISION Treasury Money Market Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
U.S. Treasury Obligations--48.0%
	U.S. Treasury Bills--33.2%
$275,000,000	United States Treasury Bills, 2.155%-3.516%, 11/8/2001-4/11/2002	$273,222,966
	U.S. Treasury Notes--14.8%
120,000,000	United States Treasury Notes, 5.875%-7.500%, 11/15/2001-7/31/2002	121,659,580

	Total U.S. Treasury Obligations	394,882,546

Principal Amount		Value
(7)Repurchase Agreements--51.8%
$195,000,000	Credit Suisse First Boston Corp., 2.540%, dated 10/31/2001, due 11/1/2001	$195,000,000
35,000,000	Goldman Sachs Group, LP, 2.400%, dated 10/31/2001, due 11/7/2001	35,000,000
35,000,000	Lehman Brothers, Inc., 2.450%, dated 10/29/2001, due 11/5/2001	35,000,000
30,000,000	J.P. Morgan & Co., Inc., 2.400%, dated 10/31/2001, due 11/7/2001	30,000,000
131,250,200	State Street Corp., 2.510%, dated 10/31/2001, due 11/1/2001	131,250,200

	Total Repurchase Agreements	426,250,200

	Total Investments (at amortized cost)	$821,132,746

(See Notes to Portfolios of Investments)

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of net assets at October 31, 2001.

(1)	Non-income producing security.
(2)
Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At October 31, 2001, these securities amounted to $22,155 and $1,064,770 which represent 0.1% and 1.1% of net assets for International Equity Fund and U.S. Government Securities Fund, respectively.

(3)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(4)
At October 31, 2001, 6.4%, 1.6% and 9.3% of the total investments at market value were subject to alternative minimum tax for New York Municipal Income, Pennsylvania Municipal Income and New York Tax-Free Money Market, respectively.

(5)	Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(6)	Denotes variable rate securities which show current rate and next demand date shown.
(7)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at October 31, 2001.

The following acronyms are used throughout this report:

ADR--American Depositary Receipt
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
BANs--Bond Anticipation Notes
CAPMAC--Capital Municipal Assurance Corporation
COL--Collateralized
CP--Commercial Paper
CSD--Central School District
FGIC--Financial Guaranty Insurance Corporation
FHA--Federal Housing Administration
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GO--General Obligation
HFA--Housing Finance Authority

IDA--Industrial Development Authority
IDRB--Industrial Development Revenue Bond
INS--Insured
LIQ--Liquidity Agreement
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association
MERLOTS--Municipal Exempt Receipts--Liquidity Optional Tender Series
MTN--Medium Term Note
PCA--Pollution Control Authority
PCRB--Pollution Control Revenue Bonds
RANs--Revenue Anticipation Notes
REMIC--Real Estate Mortgage Investment Conduit
TANs--Tax Anticipation Notes
TOBs--Tender Option Bonds
UT--Unlimited Tax
VA--Veterans Administration
VRDNs--Variable Rate Demand Notes

VISION Fund	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
International Equity Fund	$ 52,073,993		$ (3,573,430)	$ 1,358,013	$ 4,931,443	$ 40,262,996
Small Cap Stock Fund	72,433,447		26,708,234	30,126,055	3,417,821	100,731,873
Mid Cap Stock Fund	99,643,225		2,526,761	10,433,385	7,906,624	103,779,312
Large Cap Growth Fund	14,398,995		(541,651)	580,537	1,122,188	13,878,978
Large Cap Core Fund	128,536,912		26,791,226	38,971,101	12,179,875	158,908,427
Large Cap Value Fund	40,696,642		(3,685,070)	1,657,512	5,342,582	36,615,042
Managed Allocation Fund--Aggressive Growth	2,836,758		(370,934)	6,731	377,665	2,478,871
Managed Allocation Fund--Moderate Growth	4,308,302		(229,256)	39,722	268,978	4,125,509
Managed Allocation Fund--Conservative Growth	1,337,568		(12,858)	22,497	35,355	1,362,638
New York Municipal Income Fund	75,416,737		2,991,436	3,032,178	40,742	79,420,369
Pennsylvania Municipal Income Fund	81,123,640		5,006,975	5,006,775	--	84,651,327
Intermediate Term Bond Fund	184,818,752		9,716,985	9,801,287	84,302	195,961,777
U.S. Government Securities Fund	100,347,539		3,913,586	4,230,788	317,202	100,963,567
New York Tax-Free Money Fund	190,003,663	*	--	--	--	191,542,428
Money Market Fund	1,840,036,611	*	--	--	--	1,838,442,034
Treasury Money Market Fund	821,132,746	*	--	--	--	822,518,817

* at amortized cost

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds
Statements of Assets and Liabilities
October 31, 2001 (unaudited)

	International Equity Fund		Small Cap Stock Fund		Mid Cap Stock Fund
Assets:

Investments in securities, at value	$48,500,563		$ 99,141,681		$102,169,986

Cash	1,637		--		--

Cash denominated in foreign currencies (identified cost $437,194)	438,531		--		--

Income receivable	102,759		41,638		43,894

Net receivable for foreign currency exchange contracts	10,006		--		--

Receivable for shares sold	--		--		6,965

Receivable for investments sold	210,455		2,740,130		2,102,623

Other assets	--		--		58,668

Total assets	49,263,951		101,923,449		104,382,136

Liabilities:

Payable for investments purchased	8,978,035		1,158,219		574,685

Payable for shares redeemed	--		--		--

Accrued expenses	22,920		33,357		28,139

Total liabilities	9,000,955		1,191,576		602,824

Net Assets	$40,262,996		$100,731,873		$103,779,312

Net Assets Consist of:

Paid in capital	$46,485,975		$ 72,043,062		$109,194,586

Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(3,528,458)		26,708,234		2,526,761

Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,982,185)		2,329,456		(7,737,340)

Accumulated undistributed (distributions in excess of) net investment income	287,664		(348,879)		(204,695)

Total Net Assets	$40,262,996		$100,731,873		$103,779,312

Class A Shares	$40,246,050		$100,599,412		$102,298,307

Class B Shares	$ 16,946		$ 132,461		$ 1,481,005

Shares Outstanding:

Class A Shares	4,721,588		10,850,246		8,271,783

Class B Shares	1,996		14,352		121,326

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$ 8.52		$ 9.27		$ 12.37

Class B Shares	$ 8.49		$ 9.23		$ 12.21

Offering Price Per Share*

Class A Shares	$ 9.02	**	$ 9.81	**	$ 13.09 **

Class B Shares	$ 8.49		$ 9.23		$ 12.21

Redemption Proceeds Per Share*

Class A Shares	$ 8.52		$ 9.27		$ 12.37

Class B Shares	$ 8.07	***	$ 8.77	***	$ 11.60 ***

Investments, at identified cost	$52,073,993		$ 72,433,447		$ 99,643,225

*See "What Do Shares Cost" in the Prospectus.
**Computation of offering price per share 100/94.5 of net asset value.
***Computation of redemption proceeds per share 95/100 of net asset value.
****Computation of offering price per share 100/95.0 of net asset value.
*****Computation of offering price per share 100/95.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund	Large Cap Core Fund		Large Cap Value Fund		Managed Allocation Fund-Aggressive Growth		Managed Allocation Fund-Moderate Growth

$13,857,344	$155,328,138		$37,011,572		$2,465,824		$4,079,046
--	--		--		--		--
--	--		--		--		--
19,086	95,164		25,627		1,289		7,106
--	--		--		--		--
3,575	1,202		1,947		3,108		32,816
--	8,222,779		1,091,261		--		--
--	--		25,708		16,185		12,304

13,880,005	163,647,283		38,156,115		2,486,406		4,131,272

--	3,511,179		1,525,778		--		--
--	1,190,087		--		4,807		3,194
1,027	37,590		15,295		2,728		2,569

1,027	4,738,856		1,541,073		7,535		5,763

$13,878,978	$158,908,427		$36,615,042		$2,478,871		$4,125,509

$16,625,662	$119,586,820		$39,975,928		$2,837,906		$4,372,890
(541,651)	26,791,226		(3,685,070)		(370,934)		(229,256)
(2,204,931)	12,339,059		306,133		14,503		(19,578)
(102)	191,322		18,051		(2,604)		1,453

$13,878,978	$158,908,427		$36,615,042		$2,478,871		$4,125,509

$13,283,365	$158,708,585		$36,294,676		$2,478,871		$4,125,509

$ 595,613	$ 199,842		$ 320,366		--		--

1,709,087	18,704,169		3,674,151		271,925		436,497

77,754	23,720		32,676		--		--

$ 7.77	$ 8.49		$ 9.88		$ 9.12		$ 9.45

$ 7.66	$ 8.42		$ 9.80		--		--

$ 8.22 **	$ 8.98	**	$ 10.46	**	$ 9.60	****	$ 9.90	*****

$ 7.66	$ 8.42		$ 9.80		--		--

$ 7.77	$ 8.49		$ 9.88		9.12		$ 9.45

$ 7.28 ***	$ 8.00	***	$ 9.31	***	--		--

$14,398,995	$128,536,912		$40,696,642		$2,836,758		$4,308,302

VISION Group of Funds
Statements of Assets and Liabilities--Continued
October 31, 2001 (unaudited)

	Managed Allocation Fund-Conservative Growth	New York Municipal Income Fund	Pennsylvania Municipal Income Fund
Assets:

Investments in securities, at value	$1,324,710	$78,408,173	$86,130,615

Investments in repurchase agreements, at amortized cost	--	--	--

Total investments	1,324,710	78,408,173	86,130,615

Cash	--	--	--

Income receivable	4,477	1,043,381	1,171,057

Receivable for shares sold	17,911	139,767	64,915

Receivable for investments sold	--	1,453,513	--

Other assets	18,679	--	--

Total assets	1,365,777	81,044,834	87,366,587

Liabilities:

Income distribution payable	--	245,313	295,325

Payable for investments purchased	--	1,357,825	2,399,628

Payable for shares redeemed	--	--	--

Accrued expenses	3,139	21,327	20,307

Total liabilities	3,139	1,624,465	2,715,260

Net Assets	$1,362,638	$79,420,369	$84,651,327

Net Assets Consist of:

Paid in capital	$1,382,822	$76,596,865	$83,701,534

Net unrealized appreciation (depreciation) of investments	(12,858)	2,991,436	5,006,975

Accumulated net realized loss on investments	(8,184)	(153,884)	(4,069,801)

Accumulated undistributed (distributions in excess of) net investment income	858	(14,048)	12,619

Total Net Assets	$1,362,638	$79,420,369	$84,651,327

Class A Shares	$1,362,638	$79,420,369	$84,651,327

Class S Shares	--	--	--

Institutional Shares	--	--	--

Shares Outstanding:

Class A Shares	139,816	7,530,627	8,189,601

Class S Shares	--	--	--

Institutional Shares	--	--	--

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$ 9.75	$ 10.55	$ 10.34

Class S Shares	--	--	--

Institutional Shares	--	--	--

Offering Price Per Share*

Class A Shares	$ 10.16 **	$ 11.05 ***	$ 10.83	***

Redemption Proceeds Per Share*

Class A Shares	$ 9.75	$ 10.55	$ 10.34

Investments, at identified and federal tax cost	$1,337,568	$75,416,737	$81,123,640

Identified cost reflecting generally accepted accounting principles	$1,337,568	$75,416,737	$81,123,640

*See "What Do Shares Cost" in the Prospectus.
**Computation of offering price per share 100/96.0 of net asset value.
***Computation of offering price per share 100/95.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund	Treasury Money Market Fund

$194,535,737	$100,681,125	$190,003,663	$1,795,641,311	$394,882,546
--	3,580,000	--	44,395,300	426,250,200

194,535,737	104,261,125	190,003,663	1,840,036,611	821,132,746
--	220	389,931	1,868,531	655,366
2,362,417	1,774,881	1,447,391	199,246	2,448,711
9,550	9,549	--	--	--
--	--	--	--	--
--	--	--	--	--

196,907,704	106,045,775	191,840,985	1,842,104,388	824,236,823

915,448	494,820	271,639	3,519,031	1,594,095
--	4,578,290	--	--	--
--	780	--	--	--
30,479	8,318	26,918	143,323	123,911

945,927	5,082,208	298,557	3,662,354	1,718,006

$195,961,777	$100,963,567	$191,542,428	$1,838,442,034	$822,518,817

$204,964,726	$ 97,710,178	$191,542,428	$1,838,442,034	$822,518,817
9,944,415	4,360,889	--	--	--
(18,605,736)	(209,660)	--	--	--

(341,628)	(897,840)	--	--	--

$195,961,777	$100,963,567	$191,542,428	$1,838,442,034	$822,518,817

$195,961,777	$100,963,567	$191,542,428	$1,740,037,131	$791,922,068

--	--	--	$ 98,369,601	$ 30,596,749

--	--	--	$ 35,302	--

19,948,319	10,326,950	191,542,428	1,740,037,131	791,922,068

--	--	--	98,369,601	30,596,749

--	--	--	35,302	--

$ 9.82	$ 9.78	$ 1.00	$ 1.00	$ 1.00

--	--	--	$ 1.00	$ 1.00

--	--	--	$ 1.00	--

$ 10.28 ***	$ 10.24 ***	--	--	--

$ 9.82	$ 9.78	--	--	--

$184,818,752	$100,347,539	$190,003,663	$1,840,036,611	$821,132,746

$184,591,322	$ 99,900,236	$190,003,683	$1,840,036,611	$821,132,746

VISION Group of Funds
Statements of Operations
Six Months Ended October 31, 2001 (unaudited)

	International Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund
Investment Income:

Dividends	$ 405,697 (a)	$ 213,902	$ 569,705 (b)

Interest	15,074	109,724	40,234

Total investment income	420,771	323,626	609,939

Expenses:

Investment adviser fee	164,421	458,099	486,527

Administrative personnel and services fee	13,974	45,806	48,647

Custodian fees	43,401	2,695	2,862

Transfer and dividend disbursing agent fees and expenses	12,005	20,903	68,896

Directors' fees	306	618	1,081

Auditing fees	1,250	4,369	7,118

Legal fees	2,355	970	2,723

Portfolio accounting fees	7,327	24,252	25,757

Distribution services fee--Class B Shares	45	313	5,612

Shareholder services fee--Class A Shares	41,090	134,631	141,225

Shareholder services fee--Class B Shares	15	104	1,871

Share registration costs	10,618	2,095	12,319

Printing and postage	2,547	451	6,352

Insurance premiums	12	1,347	443

Miscellaneous	2,405	2,165	3,074

Total expenses	301,771	698,818	814,507

Waivers:

Waiver of investment adviser fee	(16,442)	--	--

Waiver of shareholder services fee--Class A Shares	--	(26,926)	--

Reimbursement of other operating expenses	--	--	--

Total waivers	(16,442)	(26,926)	--

Net expenses	285,329	671,892	814,507

Net investment income (net operating loss)	135,442	(348,266)	(204,568)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments and foreign currency transactions	(798,909)	(943,007)	(3,735,779)

Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(3,522,257)	(5,910,530)	(13,764,146)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4,321,166)	(6,853,537)	(17,499,925)

Change in net assets resulting from operations	$(4,185,724)	$(7,201,803)	$(17,704,493)

(a)	Includes dividend tax withheld expense of $43,758.
(b)	Includes dividend tax withheld expense of $2,182.
(c)	Includes dividend tax withheld expense of $5,936.
(d)	Includes dividend tax withheld expense of $52.

(See Notes which are an integral part of the Financial Statements)

Large Cap Growth Fund	Large Cap Core Fund	Large Cap Value Fund	Managed Allocation Fund-- Aggressive Growth	Managed Allocation Fund-- Moderate Growth

$ 67,373	$ 1,061,521 (c)	$ 295,653 (d)	$ 6,363	$ 30,480

12,992	81,773	24,842	1,651	4,302

80,365	1,143,294	320,495	8,014	34,782

56,671	783,693	135,094	2,654	3,631

5,666	78,365	16,401	902	1,233

333	4,610	965	53	73

6,831	31,540	21,128	2,209	3,754

120	952	433	22	29

5,009	4,052	5,582	2,199	1,888

76	2,582	1,105	42	201

3,000	41,490	8,685	478	653

1,969	569	986	--	--

--	--	--	--	--

656	190	329	--	--

11,436	3,258	13,505	9,685	8,439

1,500	2,814	6,460	592	392

341	142	367	28	656

2,860	369	9,744	498	1,575

96,468	954,626	220,784	19,362	22,524

(16,001)	--	--	(2,654)	(3,631)

--	--	--	--	--

--	--	--	(6,090)	(4,370)

(16,001)	--	--	(8,744)	(8,001)

80,467	954,626	220,784	10,618	14,523

(102)	188,668	99,711	(2,604)	20,259

(789,750)	6,271,761	(272,239)	(11,089)	(5,282)

(476,954)	(42,091,613)	(7,009,673)	(249,811)	(192,075)

(1,266,704)	(35,819,852)	(7,281,912)	(260,900)	(197,357)

$(1,266,806)	$(35,631,184)	$(7,182,201)	$(263,504)	$(177,098)

VISION Group of Funds
Statements of Operations--Continued
Six Months Ended October 31, 2001 (unaudited)

	Managed Allocation Fund-- Conservative Growth	New York Municipal Income Fund	Pennsylvania Municipal Income Fund
Investment Income:

Dividends	$18,477	$ --	$ --

Interest	1,771	1,887,167	2,186,140

Total investment income	20,248	1,887,167	2,186,140

Expenses:

Investment adviser fee	1,165	273,612	306,738

Administrative personnel and services fee	396	33,215	37,239

Custodian fees	23	1,954	2,191

Transfer and dividend disbursing agent fees and expenses	1,409	20,544	15,053

Directors' fees	10	841	548

Auditing fees	2,188	3,991	3,880

Legal fees	14	782	2,741

Portfolio accounting fees	210	17,589	19,719

Distribution services fee--Class S Shares	--	--	--

Shareholder services fee--Class A Shares	--	--	--

Shareholder services fee--Class S Shares	--	--	--

Shareholder service fee--Institutional Shares	--	--	--

Share registration costs	10,546	6,239	5,149

Printing and postage	37	2,261	1,358

Insurance premiums	27	412	44

Miscellaneous	1,411	917	1,381

Total expenses	17,436	362,357	396,041

Waivers:

Waiver of investment adviser fee	(1,165)	(35,179)	(26,292)

Waiver of distribution services fee--Class S Shares	--	--	--

Waiver of shareholder services fee--Class A Shares	--	--	--

Waiver of shareholder services fee--Class S Shares	--	--	--

Waiver of shareholder services fee--Institutional Shares	--	--	--

Reimbursement of other operating expenses	(11,610)	--	--

Total waivers	(12,775)	(35,179)	(26,292)

Net expenses	4,661	327,178	369,749

Net investment income	15,587	1,559,989	1,816,391

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	(2,943)	177,336	259,689

Net change in unrealized appreciation (depreciation) of investments	(12,664)	2,114,512	2,329,042

Net realized and unrealized gain (loss) on investments	(15,607)	2,291,848	2,588,731

Change in net assets resulting from operations	$ (20)	$3,851,837	$4,405,122

(a)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to October 31, 2001, for Money Market Fund's Institutional Shares.

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund	U.S. Government Securities Fund	New York Tax-Free Money Market Fund	Money Market Fund(a)	Treasury Money Market Fund

$ --	$ --	$ --	$ --	$ --

6,320,693	2,853,917	2,520,216	35,724,108	15,302,046

6,320,693	2,853,917	2,520,216	35,724,108	15,302,046

711,063	342,801	461,305	4,512,390	1,997,888

86,329	41,613	78,396	766,877	339,537

5,079	2,449	4,613	26,721	14,148

36,621	34,259	35,491	452,668	131,547

1,171	810	1,900	23,968	3,395

6,340	6,421	8,066	38,471	22,046

3,133	5,017	4,329	30,222	4,611

45,711	22,037	41,517	406,115	179,810

--	--	--	103,469	32,846

--	--	--	730,628	--

--	--	--	38,946	--

--	--	--	20	--

6,148	10,311	12,708	39,079	6,765

2,951	2,701	14,642	122,800	14,815

1,928	442	2,854	2,267	1,602

2,643	2,570	4,374	9,885	3,607

909,117	471,431	670,195	7,304,526	2,752,617

(233,635)	--	(83,035)	(912,996)	(359,620)

--	--	--	(7,789)	--

--	--	--	(146,126)	--

--	--	--	(4,360)	--

--	--	--	(11)	--

--	--	--	--	--

(233,635)	--	(83,035)	(1,071,282)	(359,620)

675,482	471,431	587,160	6,233,244	2,392,997

5,645,211	2,382,486	1,933,056	29,490,864	12,909,049

1,792,185	278,367	--	--	--

5,944,092	3,785,770	--	--	--

7,736,277	4,064,137	--	--	--

$13,381,488	$6,446,623	$ 1,933,056	$29,490,864	$12,909,049

VISION Group of Funds
Statements of Changes in Net Assets

	International Equity Fund(1)			Small Cap Stock Fund(1)
	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000
Increase (Decrease) in Net Assets:

Operations:

Net investment income (loss)	$ 135,442	$ 24,425	$ 302,603	$ (348,266)	$ (902,408)	$ (343,486)

Net realized gain (loss) on investments and foreign currency transactions	(798,909)	(1,461,585)	2,780,031	(943,007)	3,420,177	25,757,987

Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(3,522,257)	(3,654,089)	2,013,467	(5,910,530)	(11,231,448)	(3,264,106)

Change in net assets resulting from operations	(4,185,724)	(5,091,249)	5,096,101	(7,201,803)	(8,713,679)	22,150,395

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	--	--	(535,161)	--	--	--

Class B Shares	--	--	--	--	--	--

Distributions in excess of net investment income

Class A Shares	--	--	--	--	--	--

Distributions from net realized gain on investments and foreign currency transactions

Class A Shares	--	(2,805,623)	(511,261)	--	(13,841,167)	(18,983,848)

Class B Shares	--	--	--	--	--	--

Change in net assets resulting from distributions to shareholders	--	(2,805,623)	(1,046,422)	--	(13,841,167)	(18,983,848)

Share Transactions:

Proceeds from sale of shares	13,012,130	6,966,025	12,187,174	10,515,748	58,082,767	86,895,351

Net asset value of shares issued to share- holders in payment of distributions declared	--	1,201,992	408,746	--	13,566,276	18,728,504

Cost of shares redeemed	(3,484,518)	(10,047,065)	(11,454,151)	(16,115,722)	(84,486,316)	(99,376,242)

Change in net assets resulting from share transactions	9,527,612	(1,879,048)	1,141,769	(5,599,974)	(12,837,273)	6,247,613

Change in net assets	5,341,888	(9,775,920)	5,191,448	(12,801,777)	(35,392,119)	9,414,160

Net Assets:

Beginning of period	34,921,108	44,697,028	39,505,580	113,533,650	148,925,769	139,511,609

End of period	$40,262,996	$34,921,108	$44,697,028	$100,731,873	$113,533,650	$148,925,769

Undistributed (distributions in excess of ) net investment income included in net assets at end of period	$ 287,664	$ 152,222	$ (312,494)	$ (348,879)	$ (613)	$ (1,311)

(1)	Formerly Governor International Equity Fund, Governor Aggressive Growth Fund and Governor Established Growth Fund, respectively.
(2)	The Funds changed their fiscal year end from June 30 to April 30.

(See Notes which are an integral part of the Financial Statements)

Mid Cap Stock Fund		Large Cap Growth Fund		Large Cap Core Fund(1)
Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000

$ (204,568)	$ (197,995)	$ (102)	$ (22,401)	$ 188,668	$ (525,292)	$ 174,280

(3,735,779)	7,962,946	(789,750)	(1,413,124)	6,271,761	11,575,917	51,706,557

(13,764,146)	(505,790)	(476,954)	(38,420)	(42,091,613)	(51,362,266)	(28,304,512)

(17,704,493)	7,259,161	(1,266,806)	(1,473,945)	(35,631,184)	(40,311,641)	23,576,325

--	--	--	(8,763)	--	--	(176,790)

--	--	--	(240)	--	--	--

--	--	--	--	--	--	(5,907)

--	(14,074,914)	--	--	--	(25,921,785)	(54,637,729)

--	(59,523)	--	--	--	--	--

--	(14,134,437)	--	(9,003)	--	(25,921,785)	(54,820,426)

11,129,278	22,610,695	3,000,169	7,556,504	16,208,498	48,198,627	87,957,373

--	12,503,976	--	6,234	--	24,829,377	53,919,438

(10,418,930)	(18,170,080)	(423,978)	(168,348)	(23,353,914)	(83,043,792)	(93,135,539)

710,348	16,944,591	2,576,191	7,394,390	(7,145,416)	(10,015,788)	48,741,272

(16,994,145)	10,069,315	1,309,385	5,911,442	(42,776,600)	(76,249,214)	17,497,171

120,773,457	110,704,142	12,569,593	6,658,151	201,685,027	277,934,241	260,437,070

$103,779,312	$120,773,457	$13,878,978	$12,569,593	$158,908,427	$201,685,027	$277,934,241

$ (204,695)	$ (127)	$ (102)	$ --	$ 191,322	$ 2,654	$ 1,533

VISION Group of Funds
Statements of Changes in Net Assets--(Continued)

	Large Cap Value Fund		Managed Allocation Fund-Aggressive Growth(1)
	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000
Increase (Decrease) in Net Assets:

Operations:

Net investment income (loss)	$ 99,711	$ 253,740	$ (2,604)	$ 9,357	$ 1,702

Net realized gain (loss) on investments	(272,239)	2,506,019	(11,089)	26,004	6,457

Net realized gain on capital gain distributions from other investment companies	--	--	--	--	45,256

Net change in unrealized appreciation (depreciation) of investments	(7,009,673)	1,328,888	(249,811)	(140,237)	8,435

Change in net assets resulting from operations	(7,182,201)	4,088,647	(263,504)	(104,876)	61,850

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(81,660)	(266,934)	--	(9,769)	(1,702)

Class B Shares	--	(114)	--	--	--

Distributions in excess of net investment income

Class A Shares	--	--	--	--	(1,478)

Distributions from net realized gain on investments

Class A Shares	--	(1,187,339)	--	(46,021)	(4,214)

Class B Shares	--	(1,534)	--	--	--

Change in net assets resulting from distributions to shareholders	(81,660)	(1,455,921)	--	(55,790)	(7,394)

Share Transactions:

Proceeds from sale of shares	8,849,206	11,945,391	1,244,033	606,255	1,151,088

Net asset value of shares issued to shareholders in payment of distributions declared	52,915	966,391	--	45,754	7,249

Cost of shares redeemed	(3,098,712)	(8,200,054)	(135,491)	(209,752)	(78,363)

Change in net assets resulting from share transactions	5,803,409	4,711,728	1,108,542	442,257	1,079,974

Change in net assets	(1,460,452)	7,344,454	845,038	281,591	1,134,430

Net Assets:

Beginning of period	38,075,494	30,731,040	1,633,833	1,352,242	217,812

End of period	$36,615,042	$38,075,494	$2,478,871	$1,633,833	$1,352,242

Undistributed (distributions in excess of ) net investment income included in net assets at end of period	$ 18,051	$ --	$ (2,604)	$ (412)	$ --

(1)	Formerly Governor Lifestyle Growth Fund, Governor Lifestyle Moderate Growth Fund and Governor Lifestyle Conservative Growth Fund, respectively.
(2)	The Funds changed their fiscal year end from June 30 to April 30.

(See Notes which are an integral part of the Financial Statements)

Managed Allocation Fund-Moderate Growth (1)			Managed Allocation Fund-Conservative Growth (1)
Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000

$ 20,259	$ 18,996	$ 8,950	$ 15,587	$ 7,001	$ 4,986

(5,282)	(14,297)	(1,520)	(2,943)	(5,241)	(1,238)

--	--	66,033	--	--	13,295

(192,075)	(33,944)	(11,699)	(12,664)	2,206	(3,649)

(177,098)	(29,245)	61,764	(20)	3,966	13,394

(20,233)	(17,569)	(9,000)	(15,292)	(6,438)	(4,995)

--	--	--	--	--	--

--	--	--	--	--	--

--	(59,095)	(5,609)	--	(10,881)	(1,182)

--	--	--	--	--	--

(20,233)	(76,664)	(14,609)	(15,292)	(17,319)	(6,177)

2,616,557	987,947	1,013,278	984,836	229,927	183,374

20,122	69,305	11,924	14,978	15,590	4,841

(234,131)	(244,960)	(143,490)	(69,866)	(95,414)	(34,299)

2,402,548	812,292	881,712	929,948	150,103	153,916

2,205,217	706,383	928,867	914,636	136,750	161,133

1,920,292	1,213,909	285,042	448,002	311,252	150,119

$4,125,509	$1,920,292	$1,213,909	$1,362,638	$448,002	$311,252

$ 1,453	$ 1,427	$ --	$ 858	$ 563	$ --

VISION Group of Funds
Statements of Changes in Net Assets--Continued

	New York Municipal Income Fund		Pennsylvania Municipal Income Fund(1)
	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 1,559,989	$ 2,822,721	$ 1,816,391	$ 3,381,015	$ 4,586,449

Net realized gain (loss) on investments	177,336	40,922	259,689	538,260	(4,867,666)

Net change in unrealized appreciation (depreciation) of investments	2,114,512	3,117,517	2,329,042	1,993,822	2,135,942

Change in net assets resulting from operations	3,851,837	5,981,160	4,405,122	5,913,097	1,854,725

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(1,559,704)	(2,836,440)	(1,835,781)	(3,361,327)	(4,574,099)

Distributions from net realized gain on investments

Class A Shares	--	--	--	--	(88,712)

Change in net assets resulting from distributions to shareholders	(1,559,704)	(2,836,440)	(1,835,781)	(3,361,327)	(4,662,811)

Share Transactions:

Proceeds from sale of shares	9,168,436	35,273,609	4,707,710	7,673,783	42,044,692

Net asset value of shares issued to shareholders in payment of distributions declared	637,839	1,371,565	65,823	108,208	176,708

Cost of shares redeemed	(7,528,625)	(13,019,996)	(8,992,528)	(16,697,133)	(58,641,802)

Change in net assets resulting from share transactions	2,277,650	23,625,178	(4,218,995)	(8,915,142)	(16,420,402)

Change in net assets	4,569,783	26,769,898	(1,649,654)	(6,363,372)	(19,228,488)

Net Assets:

Beginning of period	74,850,586	48,080,688	86,300,981	92,664,353	111,892,841

End of period	$79,420,369	$74,850,586	$84,651,327	$86,300,981	$ 92,664,353

Undistributed (distributions in excess of ) net investment income included in net assets at end of period	$ (14,048)	$ (14,333)	$ 12,619	$ 32,009	$ 12,321

(1)	Formerly Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.
(2)	The Funds changed their fiscal year end from June 30 to April 30.

(See Notes which are an integral part of the Financial Statements)

Intermediate Term Bond Fund(1)			U.S. Government Securities Fund		New York Tax-Free Money Market Fund
Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(2)	Year Ended June 30, 2000	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001

$ 5,645,211	$ 12,260,605	$ 18,178,902	$ 2,382,486	$ 4,692,119	$ 1,933,056	$ 5,518,588

1,792,185	1,464,902	(15,658,140)	278,367	166,348	--	--

5,944,092	5,970,965	5,792,518	3,785,770	3,197,638	--	--

13,381,488	19,696,472	8,313,280	6,446,623	8,056,105	1,933,056	5,518,588

(5,833,696)	(12,248,489)	(18,133,008)	(2,970,735)	(4,704,968)	(1,933,056)	(5,518,588)

--	--	--	--	--	--	--

(5,833,696)	(12,248,489)	(18,133,008)	(2,970,735)	(4,704,968)	(1,933,056)	(5,518,588)

13,172,815	19,940,685	72,228,909	19,679,497	38,486,665	998,441,866	1,536,158,356

873,023	3,951,150	5,999,134	1,243,067	2,383,939	941,008	2,856,794

(42,624,727)	(59,507,892)	(129,227,892)	(12,414,573)	(15,406,694)	(966,199,196)	(1,553,447,441)

(28,578,889)	(35,616,057)	(50,999,849)	8,507,991	25,463,910	33,183,678	(14,432,291)

(21,031,097)	(28,168,074)	(60,819,577)	11,983,879	28,815,047	33,183,678	(14,432,291)

216,992,874	245,160,948	305,980,525	88,979,688	60,164,641	158,358,750	172,791,041

$195,961,777	$216,992,874	$245,160,948	$100,963,567	$88,979,688	$191,542,428	$158,358,750

$ (341,628)	$ 65,610	$ 53,494	$ (897,840)	$ (125,515)	$ --	$ --

VISION Group of Funds
Statements of Changes in Net Assets--Continued

	Money Market Fund		Treasury Money Market Fund
	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001	Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 29,490,864	$ 81,963,219	$ 12,909,049	$ 37,013,797

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	(28,257,637)	(78,322,062)	(12,519,300)	(35,813,489)

Class S Shares	(1,233,021)	(3,641,157)	(389,749)	(1,200,308)

Institutional Shares	(206)	--	--	--

Change in net assets resulting from distributions to shareholders	(29,490,864)	(81,963,219)	(12,909,049)	(37,013,797)

Share Transactions:

Proceeds from sale of shares	66,673,447,040	100,462,993,687	16,020,235,073	22,924,116,548

Shares issued in connection with the transfer of assets from Governor U.S. Treasury Obligations Money Market Fund	--	--	--	15,404,486

Net asset value of shares issued to shareholders in payment of distributions declared	14,294,714	42,093,952	1,219,400	3,912,680

Cost of shares redeemed	(66,509,054,951)	(99,989,220,429)	(16,010,311,995)	(22,576,445,486)

Change in net assets resulting from share transactions	178,686,803	515,867,210	11,142,478	366,988,228

Change in net assets	178,686,803	515,867,210	11,142,478	366,988,228

Net Assets:

Beginning of period	1,659,755,231	1,143,888,021	811,376,339	444,388,111

End of period	$ 1,838,442,034	$ 1,659,755,231	$ 822,518,817	$ 811,376,339

(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

VISION Group of Funds
Financial Highlights

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions

International Equity Fund--Class A Shares(c)
1999(d)	$10.00	0.11		0.48	0.59	--	--	--
2000(f)	$10.59	0.08		1.28	1.36	(0.14)	--	(0.14)
2001(g)(h)	$11.67	0.01	(i)	(1.31)	(1.30)	--	--	(0.71)
2001(j)	$ 9.66	0.04	(i)	(1.18)	(1.14)	--	--	--
International Equity Fund--Class B Shares
2001(k)	$10.25	(0.05	)(i)	(0.55)	(0.60)	--	--	--
2001(j)	$ 9.65	(0.00	)(i)(m)	(1.16)	(1.16)	--	--	--
Small Cap Stock Fund--Class A Shares(c)
1997(n)	$10.00	0.01		0.24	0.25	(0.01)	--	--
1998(f)	$10.24	(0.01)		1.30	1.29	--	--	(0.12)
1999(f)	$11.41	(0.01)		1.00	0.99	--	(0.01)	(0.37)
2000(f)	$12.02	(0.03)		1.60	1.57	--	--	(1.71)
2001(g)(h)	$11.88	(0.08	)(i)	(0.64)	(0.72)	--	--	(1.14)
2001(j)	$10.02	(0.03	)(i)	(0.72)	(0.75)	--	--	--
Small Cap Stock Fund--Class B Shares
2001(k)	$ 9.75	(0.05	)(i)	0.31	0.26	--	--	--
2001(j)	$10.01	(0.07	)(i)	(0.71)	(0.78)	--	--	--
Mid Cap Stock Fund--Class A Shares(o)
1997	$13.35	0.13		2.35	2.48	(0.13)	--	(0.59)
1998	$15.11	0.11		4.34	4.45	(0.09)	--	(3.34)
1999	$16.13	0.05		(1.67)	(1.62)	(0.07)	--	(0.99)
2000	$13.45	(0.01)		2.54	2.53	(0.02)	--	(0.45)
2001	$15.51	(0.03	)(i)	1.00	0.97	--	--	(1.97)
2001(j)	$14.51	(0.02)		(2.12)	(2.14)	--	--	--
Mid Cap Stock Fund--Class B Shares
2000(p)	$14.28	(0.03)		1.25	1.22	--	--	--
2001	$15.50	(0.15	)(i)	1.00	0.85	--	--	(1.97)
2001(j)	$14.38	(0.06)		(2.11)	(2.17)	--	--	--

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.
(c)	Formerly Governor International Equity Fund and Governor Aggressive Growth Fund, respectively.
(d)	Reflects operations for the period from February 9, 1999 (date of public investment) to June 30, 1999.
(e)	Computed on an annualized basis.
(f)	Reflects operations for the year ended June 30.
(g)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30, to April 30.
(h)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufactures and Traders Trust Company.
(i)	Based on average shares outstanding.
(j)	Reflects operations for the six months ended October 31, 2001 (unaudited).
(k)	Reflects operations for the period from January 10, 2001 (date of public investment) to April 30, 2001.
(l)	Amount represents less than 0.01%.
(m)	Amount represents less than $0.01 per share.
(n)	Reflects operations for the period from February 3, 1997 (date of public investment) to June 30, 1997.
(o)	Prior to October 15, 1999, reflects operations for Vision Growth and Income Fund.
(p)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

--	$10.59	5.90%	0.98	%(e)	2.80	%(e)	1.86	%(e)	$ 39,506	17%
(0.28)	$11.67	12.87%	0.97%		0.72%		1.85%		$ 44,697	56%
(0.71)	$ 9.66	(11.41)%	1.46	%(e)	0.07	%(e)	0.42	%(e)	$ 34,916	73%
--	$ 8.52	(11.80)%	1.74	%(e)	0.82	%(e)	0.10	%(e)	$ 40,246	26%

--	$ 9.65	(5.85)%	4.04	%(e)	(0.50	)%(e)	0.00	%(e)(l)	$ 5	73%
--	$ 8.49	(12.02)%	2.49	%(e)	0.03	%(e)	0.10	%(e)	$ 17	26%

(0.01)	$10.24	2.52%	0.66	%(e)	0.28	%(e)	1.35	%(e)	$105,258	2%
(0.12)	$11.41	12.72%	0.83%		(0.09)%		1.33%		$135,612	8%
(0.38)	$12.02	9.24%	1.04%		(0.05)%		1.47%		$139,512	18%
(1.71)	$11.88	16.31%	1.06%		(0.25)%		1.40%		$148,926	43%
(1.14)	$10.02	(6.57)%	1.30	%(e)	(0.83	)%(e)	0.17	%(e)	$113,499	21%
--	$ 9.27	(7.49)%	1.25	%(e)	(0.65	)%(e)	0.05	%(e)	$100,599	84%

--	$10.01	2.67%	0.89	%(e)	(0.72	)%(e)	--		$ 35	21%
--	$ 9.23	(7.79)%	2.05	%(e)	(1.42	)%(e)	--		$ 132	84%

(0.72)	$15.11	18.61%	1.14%		0.87%		--		$114,090	134%
(3.43)	$16.13	31.40%	1.21%		0.65%		--		$143,404	88%
(1.06)	$13.45	(9.26)%	1.20%		0.32%		--		$ 82,203	145%
(0.47)	$15.51	19.88%	1.54%		(0.13)%		--		$110,651	163%
(1.97)	$14.51	6.51%	1.39%		(0.17)%		--		$119,409	112%
--	$12.37	(14.75)%	1.41	%(e)	(0.35	)%(e)	--		$102,298	41%

--	$15.50	8.54%	2.45	%(e)	(1.82	)%(e)	--		$ 53	163%
(1.97)	$14.38	5.69%	2.14%		(1.06)%		--		$ 1,364	112%
--	$12.21	(15.09)%	2.16	%(e)	(1.11	)%(e)	--		$ 1,481	41%

VISION Group of Funds
Financial Highlights--Continued

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gain on Investments

Large Cap Growth Fund--Class A Shares
2000 (c)	$10.00	0.01		0.03	0.04	--	--		--
2001	$10.04	(0.02	)(f)	(1.47)	(1.49)	(0.01)	--		--
2001(g)	$ 8.54	(0.00	)(f)(h)	(0.77)	(0.77)	--	--		--
Large Cap Growth Fund--Class B Shares
2000 (i)	$10.31	0.00	(h)	(0.27)	(0.27)	--	--		--
2001	$10.04	(0.10	)(f)	(1.47)	(1.57)	(0.01)	--		--
2001(g)	$ 8.46	(0.04	)(f)	(0.76)	(0.80)	--	--		--
Large Cap Core Fund--Class A Shares (j)
1997 (k)	$10.00	0.08		1.13	1.21	(0.08)	--		--
1998 (l)	$11.13	0.10		2.99	3.09	(0.10)	--		(0.06)
1999 (l)	$14.06	0.06		2.16	2.22	(0.06)	--		(0.34)
2000 (l)	$15.88	0.01		1.20	1.21	(0.01)	(0.00	)(h)	(3.41)
2001 (m)(n)	$13.67	(0.03	)(f)	(1.93)	(1.96)	--	--		(1.31)
2001(g)	$10.40	0.01		(1.92)	(1.91)	--	--		--
Large Cap Core Fund--Class B Shares (j)
2001 (o)	$11.70	(0.05	)(f)	(1.28)	(1.33)	--	--		--
2001(g)	$10.37	(0.03)		(1.92)	(1.95)	--	--		--
Large Cap Value Fund--Class A Shares (p)
1998 (q)	$ 9.99	0.08		1.47	1.55	(0.07)	--		--
1999	$11.47	0.19		0.78	0.97	(0.19)	--		(0.01)
2000	$12.24	0.18		(0.94)	(0.76)	(0.18)	--		(0.16)
2001	$11.14	0.09	(f)	1.24	1.33	(0.09)	--		(0.42)
2001(g)	$11.96	0.03	(f)	(2.09)	(2.06)	(0.02)	--		--
Large Cap Value Fund--Class B Shares
2000 (r)	$11.18	0.05		0.12	0.17	(0.06)	--		(0.16)
2001	$11.13	(0.04	)(f)	1.24	1.20	(0.01)	--		(0.42)
2001(g)	$11.90	(0.03	)(f)	(2.07)	(2.10)	--	--		--

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.
(c)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(d)	Computed on an annualized basis.
(e)	Represents less than 0.01%.
(f)	Based on average shares outstanding.
(g)	Reflects operations for the six months ended October 31, 2001 (unaudited).
(h)	Amount represents less than $0.01 per share.
(i)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.
(j)	Formerly Governor Established Growth Fund.
(k)	Reflects operations for the period from December 2, 1996 (date of public investment) to June 30, 1997.
(l)	Reflects operations for the year ended June 30.
(m)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30, to April 30.
(n)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(o)	Reflects operations for the period from January 18, 2001 (date of public investment) to April 30, 2001.
(p)	Formerly VISION Equity Income Fund, effective August 30, 1999.
(q)	Reflects operations for the period from September 26, 1997 (date of initial public investment) to April 30, 1998.
(r)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

--	$10.04	0.40%	0.00	%(d)(e)	1.23	%(d)	4.50	%(d)	$ 6,617	1%
(0.01)	$ 8.54	(14.87)%	1.51%		(0.23)%		0.14%		$ 12,128	52%
--	$ 7.77	(9.02)%	1.17	%(d)	0.04	%(d)	0.24	%(d)	$ 13,283	30%

--	$10.04	(2.62)%	0.00	%(d)(e)	0.99	%(d)	5.50	%(d)	$ 42	1%
(0.01)	$ 8.46	(15.66)%	2.51%		(1.16)%		0.14%		$ 442	52%
--	$ 7.66	(9.46)%	2.17	%(d)	(0.96	)%(d)	0.24	%(d)	$ 596	30%

(0.08)	$11.13	12.20%	0.44	%(d)	1.39	%(d)	1.01	%(d)	$190,914	1%
(0.16)	$14.06	27.92%	0.71%		0.77%		1.06%		$258,812	6%
(0.40)	$15.88	16.20%	0.91%		0.42%		1.19%		$260,437	2%
(3.42)	$13.67	9.31%	0.94%		0.07%		1.13%		$277,934	41%
(1.31)	$10.40	(15.87)%	1.12	%(d)	(0.26	)%(d)	0.09	%(d)	$201,609	33%
--	$ 8.49	(18.37)%	1.03	%(d)	0.21	%(d)	--		$158,709	34%

--	$10.37	(11.37)%	0.79	%(d)	(0.62	)%(d)	--		$ 76	33%
--	$ 8.42	(18.80)%	2.03	%(d)	(0.83	)%(d)	--		$ 200	34%

(0.07)	$11.47	15.51%	1.08	%(d)	1.41	%(d)	0.52	%(d)	$ 37,403	11%
(0.20)	$12.24	8.59%	1.02%		1.67%		--		$ 45,582	55%
(0.34)	$11.14	(6.15)%	0.99%		1.53%		--		$ 30,721	88%
(0.51)	$11.96	12.36%	1.15%		0.77%		--		$ 37,847	80%
(0.02)	$ 9.88	(17.20)%	1.14	%(d)	0.52	%(d)	--		$ 36,295	34%

(0.22)	$11.13	1.62%	1.99	%(d)	0.17	%(d)	--		$ 10	88%
(0.43)	$11.90	11.11%	2.15%		(0.38)%		--		$ 229	80%
--	$ 9.80	(17.65)%	2.14	%(d)	(0.52	)%(d)	--		$ 320	34%

VISION Group of Funds
Financial Highlights--Continued

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income (Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Investment Income	Distributions from Net Realized Gain on Investments

Managed Allocation Fund--Aggressive Growth(c)
1999	(d)	$10.00	0.02		0.77	0.79	(0.02)	--	--
2000	(f)	$10.77	0.11		0.75	0.86	(0.11)	(0.03)	(0.00	)(g)
2001	(h)(i)	$11.49	0.07		(0.89)	(0.82)	(0.07)	--	(0.34)
2001	(j)	$10.26	(0.01)		(1.13)	(1.14)	--	--	--
Managed Allocation Fund--Moderate Growth(c)
1999	(k)	$10.00	0.04		0.56	0.60	(0.04)	--	--
2000	(f)	$10.56	0.18		0.54	0.72	(0.18)	--	(0.01)
2001	(h)(i)	$11.09	0.14		(0.48)	(0.34)	(0.14)	--	(0.49)
2001	(j)	$10.12	0.07		(0.67)	(0.60)	(0.07)	--	--
Managed Allocation Fund--Conservative Growth(c)
1999	(l)	$10.00	0.07		0.15	0.22	(0.07)	--	--
2000	(f)	$10.15	0.25		0.24	0.49	(0.25)	--	(0.00	)(g)
2001	(h)(i)	$10.39	0.19	(m)	(0.10)	0.09	(0.20)	--	(0.39)
2001	(j)	$ 9.89	0.16	(m)	(0.15)	0.01	(0.15)	--	--
New York Municipal Income Fund
1997		$ 9.90	0.48		0.18	0.66	(0.48)	--	--
1998		$10.08	0.46		0.38	0.84	(0.46)	--	(0.04)
1999		$10.42	0.46		0.19	0.65	(0.46)	--	(0.09)
2000		$10.52	0.46		(0.75)	(0.29)	(0.46)	--	(0.05)
2001		$ 9.72	0.45		0.52	0.97	(0.45)	--	--
2001	(j)	$10.24	0.21		0.31	0.52	(0.21)	--	--
Pennsylvania Municipal Income Fund(c)
1997	(n)	$10.21	0.34		0.06	0.40	(0.32)	--	(0.00	)(g)
1998	(f)	$10.29	0.49		0.11	0.60	(0.50)	--	--
1999	(f)	$10.39	0.47		(0.26)	0.21	(0.48)	--	(0.07)
2000	(f)	$10.05	0.46		(0.27)	0.19	(0.46)	--	(0.01)
2001	(h)(i)	$ 9.77	0.37		0.26	0.63	(0.37)	--	--
2001	(j)	$10.03	0.22		0.31	0.53	(0.22)	--	--
Intermediate Term Bond Fund(c)
1997	(o)	$10.00	0.36		(0.23)	0.13	(0.36)	--	--
1998	(f)	$ 9.77	0.62		0.33	0.95	(0.62)	--	--
1999	(f)	$10.10	0.59		(0.50)	0.09	(0.59)	--	(0.11)
2000	(f)	$ 9.49	0.60		(0.31)	0.29	(0.60)	--	--
2001	(h)(i)	$ 9.18	0.49		0.28	0.77	(0.49)	--	--
2001	(j)	$ 9.46	0.27	(p)	0.37	0.64	(0.28)	--	--

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown above.
(c)
Formerly Governor Lifestyle Growth Fund, Governor Lifestyle Moderate Growth Fund, Governor Lifestyle Conservative Growth Fund, Governor Pennsylvania Municipal Bond Fund and Governor Intermediate Term Income Fund, respectively.

(d)	Reflects operations for the period from February 18, 1999 (date of initial public investment) to June 30, 1999.
(e)	Computed on an annualized basis.
(f)	Reflects operations for the year ended June 30.
(g)	Amount represents less than $0.01 per share.
(h)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds have changed their fiscal year end from June 30 to April 30.
(i)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(j)	Reflects operations for the six months ended October 31, 2001 (unaudited).
(k)	Reflects operations for the period from February 4, 1999 (date of initial public investment) to June 30, 1999.
(l)	Reflects operations for the period from February 3, 1999 (date of initial public investment) to June 30, 1999.
(m)	Based on average shares outstanding.
(n)	Reflects operations for the period from October 1, 1996 (date of initial public investment) to June 30, 1997.
(o)	Reflects operations for the period from December 2, 1996 (date of public investment) to June 30, 1997.
(p)
As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended October 31, 2001 resulted in a $0.01 decrease in the net investment income per share and a corresponding increase in the net realized and unrealized gain (loss) per share, and decreased the ratio of net investment income to average net assets from 5.79% to 5.56%. Per share, ratios and supplemental data for periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement (b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.02)	$10.77	7.87%	1.81	%(e)	0.07	%(e)	51.10	%(e)	$ 218	0%
(0.14)	$11.49	8.00%	1.64%		0.26%		9.53%		$ 1,352	28%
(0.41)	$10.26	(7.35)%	1.40	%(e)	0.76	%(e)	3.43	%(e)	$ 1,634	72%
--	$ 9.12	(11.11)%	1.00	%(e)	(0.25)	%(e)	0.82	%(e)	$ 2,479	5%

(0.04)	$10.56	6.02%	1.76	%(e)	1.17	%(e)	36.79	%(e)	$ 285	6%
(0.19)	$11.09	6.81%	1.64%		1.09%		7.85%		$ 1,214	32%
(0.63)	$10.12	(3.18)%	1.39	%(e)	1.70	%(e)	3.73	%(e)	$ 1,920	76%
(0.07)	$ 9.45	(5.95)%	1.00	%(e)	1.39	%(e)	0.55	%(e)	$ 4,126	2%

(0.07)	$10.15	2.21%	1.79	%(e)	2.57	%(e)	92.41	%(e)	$ 150	2%
(0.25)	$10.39	4.94%	1.65%		2.19%		25.56%		$ 311	28%
(0.59)	$ 9.89	0.94%	1.38	%(e)	2.71	%(e)	17.68	%(e)	$ 448	91%
(0.15)	$ 9.75	0.13%	1.00	%(e)	3.34	%(e)	2.74	%(e)	$ 1,363	20%

(0.48)	$10.08	6.76%	1.01%		4.74%		0.38%		$ 35,480	79%
(0.50)	$10.42	8.37%	0.96%		4.35%		0.31%		$ 43,456	45%
(0.55)	$10.52	6.37%	0.82%		4.38%		0.20%		$ 52,860	44%
(0.51)	$ 9.72	(2.71)%	0.85%		4.60%		0.20%		$ 48,081	34%
(0.45)	$10.24	10.11%	0.88%		4.36%		0.14%		$ 74,851	50%
(0.21)	$10.55	5.09%	0.84	%(e)	3.99	%(e)	0.09	%(e)	$ 79,420	28%

(0.32)	$10.29	3.98%	0.37	%(e)	4.46	%(e)	0.86	%(e)	$123,194	98%
(0.50)	$10.39	5.89%	0.58%		4.65%		0.92%		$118,685	62%
(0.55)	$10.05	1.94%	0.59%		4.45%		1.00%		$111,893	90%
(0.47)	$ 9.77	1.96%	0.59%		4.59%		0.93%		$ 92,664	96%
(0.37)	$10.03	6.53%	0.82	%(e)	4.46	%(e)	0.16	%(e)	$ 86,301	37%
(0.22)	$10.34	5.28%	0.84	%(e)	4.15	%(e)	0.06	%(e)	$ 84,651	11%

(0.36)	$ 9.77	1.40%	0.37	%(e)	6.45	%(e)	0.84	%(e)	$207,859	329%
(0.62)	$10.10	9.95%	0.57%		6.27%		0.92%		$275,565	218%
(0.70)	$ 9.49	0.82%	0.56%		5.97%		0.98%		$305,981	149%
(0.60)	$ 9.18	3.18%	0.56%		6.38%		0.89%		$245,161	192%
(0.49)	$ 9.46	8.58%	0.70	%(e)	6.25	%(e)	0.22	%(e)	$216,993	80%
(0.28)	$ 9.82	6.84%	0.66	%(e)	5.56	%(e)(p)	0.23	%(e)	$195,962	28%

VISION Group of Funds
Financial Highlights--Continued

(For a share outstanding throughout each period)

Year Ended April 30,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gain on Investments

U.S. Government Securities Fund
1997		$9.31	0.58		(0.03)	0.55	(0.58)	--		--
1998		$9.28	0.60		0.34	0.94	(0.60)	(0.01	)(c)	--
1999		$9.61	0.58		(0.08)	0.50	(0.58)	--		(0.02)
2000		$9.51	0.59		(0.49)	0.10	(0.59)	--		--
2001		$9.02	0.59		0.41	1.00	(0.58)	--		--
2001	(d)	$9.44	0.24	(g)	0.39	0.63	(0.29)	--		--
New York Tax-Free Money Market Fund
1997		$1.00	0.03		--	0.03	(0.03)	--		--
1998		$1.00	0.03		--	0.03	(0.03)	--		--
1999		$1.00	0.03		--	0.03	(0.03)	--		--
2000		$1.00	0.03		--	0.03	(0.03)	--		--
2001		$1.00	0.03		--	0.03	(0.03)	--		--
2001	(d)	$1.00	0.01		--	0.01	(0.01)	--		--
Money Market Fund--Class A Shares
1997		$1.00	0.05		--	0.05	(0.05)	--		--
1998		$1.00	0.05		--	0.05	(0.05)	--		--
1999		$1.00	0.05		--	0.05	(0.05)	--		--
2000		$1.00	0.05		--	0.05	(0.05)	--		--
2001		$1.00	0.06		--	0.06	(0.06)	--		--
2001	(d)	$1.00	0.02		--	0.02	(0.02)	--		--
Money Market Fund--Class S Shares
1999	(f)	$1.00	0.04		--	0.04	(0.04)	--		--
2000		$1.00	0.05		--	0.05	(0.05)	--		--
2001		$1.00	0.05		--	0.05	(0.05)	--		--
2001	(d)	$1.00	0.02		--	0.02	(0.02)	--		--
Treasury Money Market Fund--Class A Shares
1997		$1.00	0.05		--	0.05	(0.05)	--		--
1998		$1.00	0.05		--	0.05	(0.05)	--		--
1999		$1.00	0.04		--	0.04	(0.04)	--		--
2000		$1.00	0.05		--	0.05	(0.05)	--		--
2001		$1.00	0.05		--	0.05	(0.05)	--		--
2001	(d)	$1.00	0.02		--	0.02	(0.02)	--		--
Treasury Money Market Fund--Class S Shares
1999	(f)	$1.00	0.04		--	0.04	(0.04)	--		--
2000		$1.00	0.04		--	0.04	(0.04)	--		--
2001		$1.00	0.05		--	0.05	(0.05)	--		--
2001	(d)	$1.00	0.02		--	0.02	(0.02)	--		--

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)
Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(d)	Reflects operations for the six months ended October 31, 2001 (unaudited).
(e)	Computed on an annualized basis.
(f)	Reflects operations for the period from June 8, 1998 (date of initial public investment) to April 30, 1999.
(g)
As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended October 31, 2001 resulted in a $0.05 decrease in the net investment income per share and a corresponding increase in the net realized and unrealized gain (loss) per share, and decreased the ratio of net investment income to average net assets from 6.05% to 4.87%. Per share, ratios and supplemental data for periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.58)	$9.28	6.05%	1.11%		6.23%		0.20%		$ 44,485	121%
(0.61)	$9.61	10.42%	1.03%		6.30%		0.09%		$ 53,922	70%
(0.60)	$9.51	5.31%	0.92%		5.95%		0.05%		$ 64,100	68%
(0.59)	$9.02	1.11%	0.93%		6.36%		0.05%		$ 60,165	46%
(0.58)	$9.44	11.43%	0.95%		6.27%		0.03%		$ 88,980	47%
(0.29)	$9.78	6.79%	0.96	%(e)	4.87	%(e)(g)	--		$ 100,964	24%

(0.03)	$1.00	2.96%	0.50%		2.95%		0.35%		$ 56,618	--
(0.03)	$1.00	3.14%	0.50%		3.09%		0.28%		$ 73,345	--
(0.03)	$1.00	2.75%	0.58%		2.69%		0.14%		$ 110,291	--
(0.03)	$1.00	2.97%	0.60%		3.00%		0.09%		$ 172,791	--
(0.03)	$1.00	3.52%	0.62%		3.44%		0.09%		$ 158,359	--
(0.01)	$1.00	1.07%	0.64	%(e)	2.09	%(e)	0.09	%(e)	$ 191,542	--

(0.05)	$1.00	4.93%	0.61%		4.77%		0.10%		$ 599,817	--
(0.05)	$1.00	5.11%	0.64%		5.00%		0.05%		$ 686,259	--
(0.05)	$1.00	4.76%	0.63%		4.64%		0.05%		$ 932,896	--
(0.05)	$1.00	4.95%	0.63%		4.87%		0.05%		$ 1,095,128	--
(0.06)	$1.00	5.85%	0.64%		5.67%		0.05%		$ 1,598,305	--
(0.02)	$1.00	1.67%	0.68	%(e)	3.28	%(e)	0.12	%(e)	$ 1,740,037	--

(0.04)	$1.00	3.98%	0.88	%(e)	4.42	%(e)	0.05	%(e)	$ 16,368	--
(0.05)	$1.00	4.69%	0.88%		4.71%		0.05%		$ 48,760	--
(0.05)	$1.00	5.59%	0.89%		5.48%		0.05%		$ 61,450	--
(0.02)	$1.00	1.55%	0.93	%(e)	2.98	%(e)	0.14	%(e)	$ 98,370	--

(0.05)	$1.00	4.82%	0.58%		4.75%		0.10%		$ 373,485	--
(0.05)	$1.00	4.98%	0.59%		4.96%		0.08%		$ 441,422	--
(0.04)	$1.00	4.54%	0.59%		4.49%		0.08%		$ 498,548	--
(0.05)	$1.00	4.71%	0.58%		4.62%		0.08%		$ 423,685	--
(0.05)	$1.00	5.60%	0.59%		5.45%		0.09%		$ 790,307	--
(0.02)	$1.00	1.66%	0.59	%(e)	3.23	%(e)	0.09	%(e)	$ 791,922	--

(0.04)	$1.00	3.77%	0.84	%(e)	4.17	%(e)	0.08	%(e)	$ 21,153	--
(0.04)	$1.00	4.45%	0.83%		4.36%		0.08%		$ 20,704	--
(0.05)	$1.00	5.34%	0.84%		5.26%		0.09%		$ 21,070	--
(0.02)	$1.00	1.53%	0.84	%(e)	2.98	%(e)	0.09	%(e)	$ 30,597	--

VISION Group of Funds
Notes to Financial Statements
October 31, 2001 (unaudited)

Organization

VISION Group of Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``Act''), as an open-end management investment company. The Trust consists of eighteen portfolios (individually referred to as the ``Fund'', or collectively as the ``Funds''). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION International Equity Fund (``International Equity Fund'') (formerly Governor International Equity Fund) (d)	Seeks long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

VISION Small Cap Stock Fund (``Small Cap Stock Fund'') (formerly Governor Aggressive Growth Fund) (d)	Seeks growth of capital.

VISION Mid Cap Stock Fund (``Mid Cap Stock Fund'') (d)	Seeks total return.

VISION Large Cap Growth Fund (``Large Cap Growth Fund'') (d)	Seeks to provide capital appreciation.

VISION Large Cap Core Fund (``Large Cap Core Fund'') (formerly Governor Established Growth Fund) (d)	Provide long-term capital appreciation. Current income is a secondary, non-fundamental investment consideration.

VISION Large Cap Value Fund (``Large Cap Value Fund'') (d)	Seeks to provide current income. Capital appreciation is a secondary investment consideration.

VISION Managed Allocation Fund -- Aggressive Growth Fund (``Aggressive Growth Fund'')(formerly Governor Lifestyle Growth Fund) (d)	Seeks capital appreciation.

VISION Managed Allocation Fund -- Moderate Growth Fund (``Moderate Growth Fund'') (formerly Governor Lifestyle Moderate Growth Fund) (d)	Seeks capital appreciation and secondarily, income.

VISION Managed Allocation Fund -- Conservative Growth Fund (``Conservative Growth Fund'') (formerly Governor Lifestyle Conservative Growth Fund)(d)	Seeks capital appreciation and income.

VISION New York Municipal Income Fund (``New York Municipal Income Fund'') (n)
Seeks current income that is exempt from federal regular
income tax, and the personal income taxes imposed by
the State of New York and New York municipalities and
is consistent with preservation of capital.

VISION Pennsylvania Municipal Income Fund (``Pennsylvania Municipal Income Fund'') (formerly Governor Pennsylvania Municipal Bond Fund) (n)	Seeks income exempt from both federal and Pennsylvania state income taxes, and preservation of capital.

VISION Intermediate Term Bond Fund (``Intermediate Term Bond Fund'') (formerly Governor Intermediate Term Income Fund) (d)	Seeks current income with long-term growth of capital as a secondary objective.

VISION U.S. Government Securities Fund (``U.S. Government Securities Fund'') (d)	Seeks current income. Capital appreciation is a secondary, non-fundamental investment consideration.

VISION Group of Funds

Portfolio Name	Investment Objective

VISION New York Tax-Free Money Market Fund (``New York Tax-Free Money Market Fund'') (n)	Seeks a high a level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

VISION Money Market Fund (``Money Market Fund'') (d)	Seeks current income with liquidity and stability of principal.

VISION Treasury Money Market Fund (``Treasury Money Market Fund'') (d)	Seeks current income with liquidity and stability of principal.

(d)  Diversified
(n)  Non-diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On January 4, 2001, Treasury Money Market Fund acquired all the net assets of Governor U.S. Treasury Obligations Money Market Fund in a tax-free reorganization as follows:

Class A Shares of Treasury Money Market Fund Issued	Governor U.S. Treasury Obligations Money Market Fund Net Assets Received	Net Assets of Treasury Money Market Fund Prior to Combination	Net Assets of the Governor U.S. Treasury Obligations Money Market Fund Immediately Prior to Combination	Net Assets of Treasury Money Market Fund Immediately After Combination
15,404,486	$15,404,486	$710,710,568	$15,404,486	$726,115,054

International Equity Fund is the successor to Governor International Equity Fund; Small Cap Stock Fund is the successor to Governor Aggressive Growth Fund; Large Cap Core Fund is the successor to Governor Established Growth Fund; Managed Allocation Fund--Aggressive Growth is the successor to Governor Lifestyle Growth Fund; Managed Allocation Fund--Moderate Growth is the successor to Governor Lifestyle Moderate Growth Fund and Managed Allocation Fund--Conservative Growth is the successor to Governor Lifestyle Conservative Growth Fund; Pennsylvania Municipal Income Fund is the successor to Governor Pennsylvania Municipal Bond Fund; Intermediate Term Bond Fund is the successor to Governor Intermediate Term Income Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, each of these VISION funds had no investment operations. Accordingly, the information in these financial statements for periods prior to January 8, 2001 is historical information for the corresponding Governor Fund.

Effective August 31, 2001, Institutional Shares were added to the Money Market Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating funds, listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the ``Trustees'').

VISION Group of Funds

Repurchase Agreements--It is each Fund's policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized/accreted as required by the Internal Revenue Code, as amended (the ``Code'') and for financial reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. International Equity Fund, Small Cap Stock Fund, Mid Cap Stock Fund, Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Money Market Fund and Treasury Money Market Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to difference in separate class expenses.

Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

Change in Accounting Principle

As required, effective May 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. Prior to May 1, 2001, the Funds did not amortize long-term premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following adjustments based on securities held by the Funds on May 1, 2001:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation
Intermediate Bond Fund	$(218,753)	$105,515	$113,238
U.S. Government Securities Fund	(184,076)	108,673	75,403

The effect of this change for the six months ended October 31, 2001 was as follows:

	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation
Intermediate Bond Fund	$(234,690)	$120,498	$114,192
U.S. Government Securities Fund	(580,093)	208,193	371,900

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. For the Funds of the Trust not indicated above, the adoption of the Guide did not have any effect on their financial statements.

VISION Group of Funds

Federal Taxes--It is the policy of the Funds to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 2001 the following Funds, for federal tax purposes had capital loss carryforwards, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Total Capital Loss Carryforwards
Mid Cap Stock Fund	$3,307,137	$ --	$ --	$ 3,307,137
Large Cap Growth Fund	--	--	725,317	725,317
U.S. Government Securities Fund	--	447,818	--	447,818
Intermediate Term Bond Fund	--	12,202,481	8,316,537	20,519,018
Managed Allocation Fund--Conservative Growth	--	--	1,458	1,458
Pennsylvania Municipal Income Fund	--	1,311,632	3,017,858	4,329,490
New York Municipal Income Fund	--	232,213	59,102	291,315

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to change in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

VISION Group of Funds

At October 31, 2001, the International Equity Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)

Contracts Purchased:
November 5, 2001	550,000 Australian Dollar	$ 277,695	$ 276,514	$ (1,181)
January 11, 2002	6,050,000 Australian Dollar	3,074,704	3,030,217	(44,487)
November 2, 2001	1,525,000 British Pound Sterling	2,216,740	2,215,369	(1,371)
January 11, 2002	1,390,000 British Pound Sterling	2,012,146	2,012,836	690
November 2, 2001	775,000 Danish Krone	93,746	93,606	(140)
November 2, 2001	3,500,000 Euro Currency	3,152,100	3,148,074	(4,026)
January 11, 2002	4,900,000 Euro Currency	4,300,240	4,395,475	95,235
November 2, 2001	950,000 Hong Kong Dollar	121,797	121,795	(2)
January 11, 2002	900,000 Hong Kong Dollar	115,411	115,403	(8)
November 5, 2001	230,000,000 Japanese Yen	1,880,467	1,877,462	(3,005)
January 11, 2002	42,000,000 Japanese Yen	349,902	344,249	(5,653)
November 2, 2001	250,000 Norwegian Krone	28,249	28,091	(158)
November 2, 2001	2,950,000 Swedish Krona	277,386	276,556	(830)
January 11, 2002	6,000,000 Swedish Krona	565,931	560,696	(5,235)
November 2, 2001	925,000 Swiss Franc	566,442	565,645	(797)
January 11, 2002	900,000 Swiss Franc	532,051	550,493	18,442

Contracts Sold:
January 11, 2002	650,000 Australian Dollar	338,510	325,561	12,949
January 11, 2002	3,700,000 British Pound Sterling	5,286,385	5,354,345	(67,960)
January 11, 2002	1,290,000 Euro Currency	1,182,485	1,157,176	25,309
January 11, 2002	5,150,000 Hong Kong Dollar	660,411	660,363	48
January 11, 2002	382,000,000 Japanese Yen	3,122,168	3,131,030	(8,862)
January 11, 2002	1,600,000 Swedish Krona	150,567	149,519	1,048

	Net Unrealized Appreciation on Foreign Exchange Contracts			$10,006

Foreign Currency Translation--The International Equity Fund translates foreign currencies into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sale of securities, and income and expense are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales.

VISION Group of Funds

The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

Change in Fiscal Year--The VISION International Equity Fund, VISION Small Cap Stock Fund, VISION Large Cap Core Fund, VISION Managed Allocation Fund--Aggressive Growth, VISION Managed Allocation Fund--Moderate Growth, VISION Managed Allocation Fund--Conservative Growth, VISION Pennsylvania Municipal Income Fund, and VISION Intermediate Term Bond Fund changed their fiscal year end from June 30 to April 30.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis.

Capital Stock

At October 31, 2001, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to International Equity Fund, Small Cap Stock Fund, Mid Cap Stock Fund, Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Managed Allocation Fund-Aggressive Growth, Managed Allocation Fund-Moderate Growth, Managed Allocation Fund-Conservative Growth, New York Municipal Income Fund, Pennsylvania Municipal Income Fund, Intermediate Term Bond Fund, U.S. Government Securities Fund and New York Tax-Free Money Market Fund; 6,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares, 2,000,000,000 authorized as to Class S Shares and 2,000,000,000 authorized as to Institutional Class Shares) authorized with respect to Money Market Fund and 4,000,000,000 shares of $0.001 par value capital stock of the Trust (2,000,000,000 authorized as to Class A Shares and 2,000,000,000 authorized as to Class S Shares) authorized with respect to Treasury Money Market Fund. Capital paid-in for New York Tax-Free Money Market Fund aggregated $191,542,428, par value was $191,542; Money Market Fund aggregated $1,838,442,034, par value was $1,838,442, and Treasury Money Market Fund aggregated $822,518,817, par value was $822,519. Transactions in capital stock were as follows:

	International Equity Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,488,924	$12,998,880	669,427	$ 6,961,276	1,078,265	$12,187,174

Shares issued to shareholders in payment of distributions declared	--	--	118,891	1,201,992	34,885	408,746

Shares redeemed	(382,589)	(3,484,518)	(1,002,006)	(10,047,065)	(1,013,473)	(11,454,151)

Net change resulting from Class A Share transactions	1,106,335	$ 9,514,362	(213,688)	$ (1,883,797)	99,677	$ 1,141,769

	International Equity Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(b)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	1,491	$ 13,250	505	$ 4,749

Net change resulting from Class B Share Transactions	1,491	$ 13,250	505	$ 4,749

Net change resulting from share transactions	1,107,826	$ 9,527,612	(213,183)	$ (1,879,048)

VISION Group of Funds

	Small Cap Stock Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,140,833	$ 10,407,917	5,524,508	$ 58,049,332	7,805,388	$ 86,895,351

Shares issued to shareholders in payment of distributions declared	--	--	1,288,345	13,566,276	1,936,764	18,728,504

Shares redeemed	(1,616,948)	(16,111,100)	(8,027,364)	(84,486,316)	(8,810,987)	(99,376,242)

Net change resulting from Class A Share transactions	(476,115)	$ (5,703,183)	(1,214,511)	$(12,870,708)	931,165	$ 6,247,613

	Small Cap Stock Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(b)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	11,351	$ 107,831	3,464	$ 33,435

Shares redeemed	(463)	(4,622)	--	--

Net change resulting from Class B Share transactions	10,888	$ 103,209	3,464	$ 33,435

Net change resulting from share transactions	(465,227)	$ (5,599,974)	(1,211,047)	$ (12,837,273)

	Mid Cap Stock Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	784,112	$10,753,841	1,436,501	$ 21,312,846

Shares issued to shareholders in payment of distributions declared	--	--	876,393	12,444,777

Shares redeemed	(743,593)	(10,402,863)	(1,216,151)	(18,133,951)

Net change resulting from Class A Share transactions	40,519	$ 350,978	1,096,743	$ 15,623,672

	Mid Cap Stock Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	27,594	$ 375,437	89,766	$ 1,297,849

Shares issued to shareholders in payment of distributions declared	--	--	4,190	59,199

Shares redeemed	(1,164)	(16,067)	(2,511)	(36,129)

Net change resulting from Class B Share transactions	26,430	$ 359,370	91,445	$ 1,320,919

Net change resulting from share transactions	66,949	$ 710,348	1,188,188	$ 16,944,591

VISION Group of Funds

	Large Cap Growth Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	339,150	$2,779,768	778,666	$7,109,812

Shares issued to shareholders in payment of distributions declared	--	--	644	5,994

Shares redeemed	(50,461)	(407,729)	(17,769)	(163,428)

Net change resulting from Class A Share transactions	288,689	$2,372,039	761,541	$6,952,378

	Large Cap Growth Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	27,528	$ 220,401	48,607	$ 446,692

Shares issued to shareholders in payment of distributions declared	--	--	26	240

Shares redeemed	(2,033)	(16,249)	(520)	(4,920)

Net change resulting from Class B Share transactions	25,495	$ 204,152	48,113	$ 442,012

Net change resulting from share transactions	314,184	$ 2,576,191	809,654	$ 7,394,390

	Large Cap Core Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,744,362	$ 16,052,810	4,135,310	$ 48,117,433	6,346,779	$87,957,373

Shares issued to shareholders in payment of distributions declared	--	--	2,013,737	24,829,377	4,243,667	53,919,438

Shares redeemed	(2,432,898)	(23,353,914)	(7,083,137)	(83,036,947)	(6,668,074)	(93,135,539)

Net change resulting from Class A Share transactions	(688,536)	$ (7,301,104)	(934,090)	$(10,090,137)	3,922,372	$48,741,272

	Large Cap Core Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(c)
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	16,380	$ 155,688	8,062	$ 81,194

Shares redeemed	--	--	(722)	(6,845)

Net change resulting from Class B Share transactions	16,380	$ 155,688	7,340	$ 74,349

Net change resulting from share transactions	(672,156)	$ (7,145,416)	(926,750)	$(10,015,788)

VISION Group of Funds

	Large Cap Value Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	780,403	$8,671,446	1,039,108	$11,728,847

Shares issued to shareholders in payment of distributions declared	5,029	52,915	87,801	964,816

Shares redeemed	(275,916)	(3,060,157)	(719,494)	(8,192,315)

Net change resulting from Class A Share transactions	509,516	$5,664,204	407,415	$ 4,501,348

	Large Cap Value Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	16,931	$ 177,760	18,909	$ 216,544

Shares issued to shareholders in payment of distributions declared	--	--	144	1,575

Shares redeemed	(3,472)	(38,555)	(697)	(7,739)

Net change resulting from Class B Share transactions	13,459	$ 139,205	18,356	$ 210,380

Net change resulting from share transactions	522,975	$ 5,803,409	425,771	$ 4,711,728

	Managed Allocation Fund--Aggressive Growth
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	126,991	$1,244,033	56,846	$606,255	103,808	$1,151,088

Shares issued to shareholders in payment of distributions declared	--	--	4,179	45,754	641	7,249

Shares redeemed	(14,300)	(135,491)	(19,530)	(209,752)	(6,925)	(78,363)

Net change resulting from share transactions	112,691	$1,108,542	41,495	$442,257	97,524	$1,079,974

	Managed Allocation Fund--Moderate Growth
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	268,698	$2,616,557	97,803	$987,947	94,448	$ 1,013,278

Shares issued to shareholders in payment of distributions declared	2,151	20,122	6,623	69,305	1,097	11,924

Shares redeemed	(24,194)	(234,131)	(24,057)	(244,960)	(13,057)	(143,490)

Net change resulting from share transactions	246,655	$2,402,548	80,369	$812,292	82,488	$ 881,712

VISION Group of Funds

	Managed Allocation Fund--Conservative Growth
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	100,101	$984,836	23,421	$229,927	18,022	$183,374

Shares issued to shareholders in payment of distributions declared	1,564	14,978	1,558	15,590	472	4,841

Shares redeemed	(7,167)	(69,866)	(9,615)	(95,414)	(3,323)	(34,299)

Net change resulting from share transactions	94,498	$929,948	15,364	$150,103	15,171	$153,916

	New York Municipal Income Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount
Shares sold	878,655	$9,168,436	3,518,054	$35,273,609

Shares issued to shareholders in payment of distributions declared	61,026	637,839	135,951	1,371,565

Shares redeemed	(721,996)	(7,528,625)	(1,290,142)	(13,019,996)

Net change resulting from share transactions	217,685	$2,277,650	2,363,863	$23,625,178

	Pennsylvania Municipal Income Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	461,751	$ 4,707,710	769,878	$ 7,673,783	4,329,280	$ 42,044,692

Shares issued to shareholders in payment of distributions declared	6,449	65,823	10,868	108,208	18,000	176,708

Shares redeemed	(879,029)	(8,992,528)	(1,669,168)	(16,697,133)	(5,992,222)	(58,641,802)

Net change resulting from share transactions	(410,829)	$(4,218,995)	(888,422)	$ (8,915,142)	(1,644,942)	$(16,420,402)

	Intermediate Term Bond Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,379,504	$ 13,172,815	2,122,988	$ 19,940,685	7,800,195	$ 72,228,909

Shares issued to shareholders in payment of distributions declared	91,227	873,023	424,556	3,951,150	647,909	5,999,134

Shares redeemed	(4,464,478)	(42,624,727)	(6,320,571)	(59,507,892)	(13,960,961)	(129,227,892)

Net change resulting from share transactions	(2,993,747)	$(28,578,889)	(3,773,027)	$(35,616,057)	(5,512,857)	$ (50,999,849)

VISION Group of Funds

	U.S. Government Securities Fund
	Six Months Ended October 31, 2001		Year Ended April 30, 2001
	Shares	Amount	Shares	Amount
Shares sold	2,067,735	$ 19,679,497	4,166,597	$38,486,665

Shares issued to shareholders in payment of distributions declared	130,337	1,243,067	257,332	2,383,939

Shares redeemed	(1,297,058)	(12,414,573)	(1,664,875)	(15,406,694)

Net change resulting from share transactions	901,014	$ 8,507,991	2,759,054	$25,463,910

	New York Tax-Free Money Market Fund
	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	998,441,866	1,536,158,356

Shares issued to shareholders in payment of distributions declared	941,008	2,856,794

Shares redeemed	(966,199,196)	(1,553,447,441)

Net change resulting from share transactions	33,183,678	(14,432,291)

	Money Market Fund
Class A Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	56,310,222,335	83,759,967,105

Shares issued to shareholders in payment of distributions declared	14,294,658	42,093,381

Shares redeemed	(56,182,785,084)	(83,298,883,597)

Net change resulting from Class A Share transactions	141,731,909	503,176,889

	Money Market Fund
Class S Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	10,363,139,455	16,703,026,582

Shares issued to shareholders in payment of distributions declared	3	571

Shares redeemed	(10,326,219,866)	(16,690,336,832)

Net change resulting from Class S Share transactions	36,919,592	12,690,321

VISION Group of Funds

	Money Market Fund
Institutional Shares	Period Ended October 31, 2001(d)	Year Ended April 30, 2001
Shares sold	85,250	--

Shares issued to shareholders in payment of distributions declared	53	--

Shares redeemed	(50,001)	--

Net change resulting from Institutional Shares transactions	35,302	--

Net change resulting from share transactions	178,686,803	515,867,210

	Treasury Money Market Fund
Class A Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	12,721,890,626	17,209,039,877

Shares issued to shareholders in payment of distributions declared	1,219,397	3,912,668

Shares redeemed	(12,721,494,582)	(16,846,330,483)

Net change resulting from Class A Share transactions	1,615,441	366,622,062

	Treasury Money Market Fund
Class S Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	3,298,344,447	5,730,481,156

Shares issued to shareholders in payment of distributions declared	3	12

Shares redeemed	(3,288,817,413)	(5,730,115,002)

Net change resulting from Class S Share transactions	9,527,037	336,166

Net change resulting from share transactions	11,142,478	366,988,228

a)	Reflects operations for the period from July 1, 2000 to April 30, 2001.
b)	Reflects operations for the period from January 10, 2001 (date of initial public investment) to April 30, 2001.
c)	Reflects operations for the period from January 18, 2001 (date of initial public investment) to April 30, 2001.
d)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to October 31, 2001.

VISION Group of Funds

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds' investment adviser (the ``Adviser'' or ``M&T''), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a contractual agreement between M&T and the Trust, the Adviser will waive a portion of the management fee during the one year period ending January 8, 2002, for International Equity Fund, Managed Allocation Fund--Aggressive Growth, Managed Allocation Fund--Moderate Growth, Managed Allocation Fund--Conservative Growth, Pennsylvania Municipal Income Fund, Intermediate Term Bond Fund and Treasury Money Market Fund.

Fund Name	Annual Rate
International Equity Fund	1.00%
Small Cap Stock Fund	0.85%
Mid Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Large Cap Core Fund	0.85%
Large Cap Value Fund	0.70%
Managed Allocation Fund--Aggressive Growth	0.25%
Managed Allocation Fund--Moderate Growth	0.25%
Managed Allocation Fund--Conservative Growth	0.25%
New York Municipal Income Fund	0.70%
Pennsylvania Municipal Income Fund	0.70%
Intermediate Term Bond Fund	0.70%
U.S. Government Securities Fund	0.70%
New York Tax-Free Money Market Fund	0.50%
Money Market Fund	0.50%
Treasury Money Market Fund	0.50%

Prior to January 8, 2001, Martindale Andres & Company, LLC (formerly Martindale Andres & Company, Inc.) acted as Investment Advisor to the Governor Funds. Effective May 31, 2000, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC (``Martindale'') a wholly owned subsidiary of Keystone Financial, Inc., with no resulting change of actual control or management. Martindale assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with the Governor Funds and under the Sub-Advisory Agreement with Brinson Partners, Inc., sub-advisor to the International Equity Fund. For its services as Investment Advisor, Martindale was entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the fund, at the following annual percentage rates:

Fund Name	Fee Rate
Governor International Equity Fund	1.25%
Governor Aggressive Growth Fund	1.00%
Governor Established Growth Fund	0.75%
Governor Lifestyle Growth Fund	0.25%
Governor Lifestyle Moderate Growth Fund	0.25%
Governor Lifestyle Conservative Growth Fund	0.25%
Governor Pennsylvania Municipal Bond Fund	0.60%
Governor Intermediate Term Income Fund	0.60%
Governor U.S. Treasury Obligations Money Market Fund	0.40%

VISION Group of Funds

Sub-Adviser Fee--Federated Investment Management Company (``FIMCO'') is the sub-adviser to New York Tax-Free Money Market Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from New York Tax-Free Money Market Fund. FIMCO is paid by the Adviser as follows: 0.20% on the first $100 million of average daily net assets; 0.18% on the next $100 million of average daily net assets and 0.15% on average daily net assets over $200 million.

Independent Investment Associates (``IIA'') is the sub-adviser to the Mid Cap Stock Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Mid Cap Stock Fund. IIA's fee is paid by the Adviser and not the Fund. IIA is paid by the Adviser as follows: 0.40% on the first $500 million average daily net assets and 0.35% on average daily net assets over $500 million.

Montag & Caldwell, Inc. (``Montag & Caldwell'') is the sub-adviser to the Large Cap Growth Fund, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Large Cap Growth Fund. Montag & Caldwell's fee is paid by the Adviser and not the Fund. Montag & Caldwell is paid by the Adviser as follows: 0.50% on the first $50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.

LSV Asset Management (``LSV'') is the sub-adviser of the value component of the Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, LSV receives an allocable portion of the advisory fee the Adviser receives from the Small Cap Stock Fund. The allocation is based on the amount of securities which LSV manages for the Fund. This fee is paid by the Adviser out of the fees it receives and is not a Fund expense. LSV is paid by the Adviser as follows: 0.65% on the first $50 million of average daily net assets and 0.55% on average daily net assets over $50 million.

Mazama Capital Management, Inc. (``Mazama'') is the sub-adviser of the growth component of the Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, Mazama receives an allocable portion of the advisory fee the Adviser receives from the Small Cap Stock Fund. The allocation is based on the amount of securities which Mazama manages for the Fund. This fee is paid by the Adviser out of the fees it receives and is not a Fund expense. Mazama is paid by the Adviser as follows: 0.70% of average daily net assets.

Brinson Partners, Inc. (``Brinson'') is the sub-adviser of International Equity Fund, and receives an allocable portion of the advisory fee the Adviser receives from International Equity Fund. The allocation is based on the amount of securities that Brinson manages for the Fund. The fee is paid by the Adviser out of the fees it receives and is not a Fund expense. Brinson is paid by the Adviser as follows: 0.40% on the first $50 million of average daily net assets; 0.35% on the next $150 million of average daily net assets; 0.30% on average daily net assets over $200 million.

Administrative Fee--Federated Services Company (``FServ'') and M&T Securities, Inc. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fee Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fee Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

VISION Group of Funds

Prior to January 8, 2001, BISYS Fund Services Ohio, Inc. (``BISYS Ohio''), served the Governor Funds as Co-Administrator, to which certain VISION Funds succeeded on January 8, 2001. BISYS Ohio is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Governor Funds were affiliated. Such officers were paid no fees directly by the Governor Funds for serving as officers of the Governor Funds. Martindale, served as the other Co-Administrator. Under terms of the administration agreement, BISYS Ohio and Martindale were entitled to receive from the Governor Funds, except the Lifestyle Funds (now the Managed Allocation Funds), a fee computed daily and paid monthly, based on the average daily net assets of the fund at an annual rate of 0.15%. Administration fees were paid by the underlying funds in the Lifestyle Funds.

FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee--FServ provides the Funds with certain administrative personnel and fund accounting services. FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

State Street Bank provides financial administration and fund accounting services to the Funds.

Distribution Services Fee--The Trust has adopted a Distribution Plan (the ``Plan'') pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corporation (``FSC''), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Class A Shares, Class B Shares and Class S Shares. The Plan provides that each Fund may incur distribution expenses of up to 0.25%, 0.75% and 0.25% of the average daily net assets of each Funds Class A Shares, Class B Shares and Class S Shares, respectively, annually to compensate FSC.

For the six months ended October 31, 2001, the Funds' Class A Shares did not pay or accrue a distribution services fee. Pursuant to a contractual agreement between FSC and the Trust, the Class A Shares of International Equity Fund, Small Cap Stock Fund, Large Cap Core Fund, Managed Allocation Fund-Aggressive Growth, Managed Allocation Fund-Moderate Growth, Managed Allocation Fund-Conservative Growth, Pennsylvania Municipal Income Fund and Intermediate Bond Fund will not pay or accrue the distribution services fee for the one year ending January 8, 2002.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with FServ and M&T, M&T may receive from FServ up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T is used to finance certain services for shareholders and to maintain shareholder accounts. M&T may voluntarily choose to waive any portion of its fee with respect to the Funds. M&T can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a contractual agreement, between FAS and M&T, Large Cap Core Fund, Class A Shares, Intermediate Term Bond Fund and Treasury Money Market Fund will not pay or accrue the shareholder services fee during the one year period ending January 8, 2002.

Interfund Transactions--During the six months ended October 31, 2001, the New York Tax-Free Money Market Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and or common officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $141,910,000 and $93,800,000, respectively.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

VISION Group of Funds

Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the six months ended October 31, 2001, were as follows:

Fund Name	Purchases	Sales
International Equity Fund	$18,192,512	$ 8,517,462
Small Cap Stock Fund	81,980,819	97,180,537
Mid Cap Stock Fund	45,781,483	48,897,360
Large Cap Growth Fund	5,778,597	3,701,273
Large Cap Core Fund	60,575,885	64,750,362
Large Cap Value Fund	19,010,739	12,511,685
Managed Allocation Fund--Aggressive Growth	1,175,084	91,401
Managed Allocation Fund--Moderate Growth	2,329,024	56,534
Managed Allocation Fund--Conservative Growth	1,008,330	157,289
New York Municipal Income Fund	24,779,371	20,794,260
Pennsylvania Municipal Income Fund	8,923,989	12,467,195
Intermediate Term Bond Fund	18,673,295	25,701,982
U.S. Government Securities Fund	6,276,617	5,642,557

Purchases and sales of long-term U.S. government securities for the six months ended October 31, 2001 were as follows:

Fund Name	Purchases	Sales
Intermediate Term Bond Fund	$36,832,860	$54,877,381
U.S. Government Securities Fund	27,179,355	15,393,165

Concentration of Credit Risk

Since New York Tax-Free Money Market, Pennsylvania Municipal Income Fund and New York Municipal Income Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 2001, 54.9% for New York Tax-Free Money Market Fund, 60.6% for Pennsylvania Municipal Income Fund and 33.0% for New York Municipal Income Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 7.2% for New York Tax-Free Money Market Fund, 26.4% for Pennsylvania Municipal Income Fund and 8.3% for New York Municipal Income Fund of total market value of investments.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

VISION Group of Funds

At October 31, 2001, the diversification of industries was as follows:

Industry	Percentage of Net Assets
Automobiles	1.4%
Banking	12.2%
Building Materials & Components	2.4%
Business & Public Services	0.5%
Capital Goods	0.2%
Chemicals	2.7%
Commercial Services	1.4%
Computers	0.2%
Electrical & Electronic	6.5%
Energy Sources	11.3%
Financial Services	6.6%
Food & Beverage & Tobacco	7.0%
Forest Products & Paper	4.1%
Health & Personal Care	10.6%
Industrial Components	0.7%
Insurance	4.3%
Manufacturing	2.9%
Media	0.9%
Printing & Publishing	2.6%
Real Estate	1.4%
Recreation, Other Consumer Goods	0.3%
Retail	0.8%
Telecommunications	8.9%
Transportation	2.8%
Utilities	1.0%
Water	0.3%

Trustees	Officers

Randall I. Benderson	Edward C. Gonzales
Chairman and Treasurer
Joseph J. Castiglia	Carl W. Jordan
President
John S. Cramer	Kenneth G. Thompson
Vice President
Mark J. Czarnecki	Beth S. Broderick
Vice President and Assistant Treasurer
Daniel R. Gernatt, Jr.	C. Grant Anderson
Secretary
George K. Hambleton, Jr.	Victor R. Siclari
Assistant Secretary

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,
and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VISION EQUITY FUNDS
VISION International Equity Fund
VISION Small Cap Stock Fund
VISION Mid Cap Stock Fund
VISION Large Cap Growth Fund
VISION Large Cap Core Fund
VISION Large Cap Value Fund

VISION FIXED INCOME FUNDS
VISION U.S. Government Securities Fund
VISION New York Municipal Income Fund
VISION Pennsylvania Municipal Income Fund
VISION Intermediate Term Bond Fund

VISION FUND-OF-FUNDS
VISION Managed Allocation Fund-- Aggressive Growth
VISION Managed Allocation Fund-- Moderate Growth
VISION Managed Allocation Fund-- Conservative Growth

VISION MONEY MARKET FUNDS
VISION New York Tax-Free Money Market Fund
VISION Money Market Fund
VISION Treasury Money Market Fund

Cusip 92830F307
 Cusip 92830F877
Cusip 92830F109
Cusip 92830F885
Cusip 92830F208
Cusip 92830F406
Cusip 92830F505
Cusip 92830F802
Cusip 92830F810
Cusip 92830F794
Cusip 92830F786
Cusip 92830F851
Cusip 92830F844
Cusip 92830F679
Cusip 92830F661
Cusip 92830F752
Cusip 92830F778
Cusip 92830F760
Cusip 92830F711
Cusip 92830F737
Cusip 92830F729
Cusip 92830F745
 Cusip 92830F695
 Cusip 92830F687
G00158-03 (12/01)

VISION
GROUP OF FUNDS

www.visionfunds.net • visionfunds@mandtbank.com

Mutual Fund Shareholder Services
P.O. Box 4556
Buffalo, NY 14240-4556

Institutional Funds

VISION GROUP OF FUNDS

Semi-Annual Report to
Shareholders

October 31, 2001

for Where you want to be

Contents

President's Message	1

Investment Review	2

Portfolios of Investments	3

Statements of Assets and Liabilities	7

Statements of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	13

Trustees & Officers	19

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report of the VISION Institutional Funds, portfolios of the VISION Group of Funds, for the first half of the funds' current fiscal year, which is the six-month period from May 1, 2001 through October 31, 2001. This report begins with a discussion by the VISION Institutional Limited Duration U.S. Government Fund's management about the economy, the market, and fund strategies over the reporting period. Next, you'll find a complete list of portfolio holdings and financial statements for each fund.

Please note that this report contains information about the latest addition to the VISION Institutional Funds, VISION Money Market Fund, which began operation on September 4, 2001.

Fund-by-fund performance highlights are as follows:

VISION Institutional Limited Duration U.S. Government Fund pursues current income, with preservation of capital as a secondary objective, by investing in short-term government securities. The fund paid dividends totaling $0.30 per share, while the net asset value rose by $0.21. As a result, the fund produced a total return of 5.33%.* At the end of the reporting period, the fund's net assets totaled $63.3 million.

VISION Institutional Prime Money Market Fund pursues a competitive level of daily income, daily liquidity and a stable $1 net asset value.** It invests in a diversified portfolio of corporate and U.S. government money market securities. During the period, the fund paid dividends totaling $0.02 per share. Assets totaled $243.1 million at the end of the period.

As always, thank you for choosing one or more of the VISION Institutional Funds to pursue your financial goals. We'll continue to keep you up-to-date on your progress.

Sincerely,

/s/ Carl W. Jordan
Carl W. Jordan
President
December 15, 2001

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost.

**
An investment in the funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

1

VISION
Institutional Limited Duration U.S. Government Fund

Over the last six months, interest rates have continued to fall, the result of a stagnant economy and the tragic attack of September 11. The Federal Open Market Committee has lowered the federal funds rate from 6.5% on December 31, 2000 to 2.0% on November 6, 2001.

Over the last six months, we have continued to concentrate our purchases on the one-to five-year maturities. As the assets in the fund continued to grow, additional investments were made in Treasury notes, U.S. agency obligations and mortgage-backed securities with short average maturities.

Looking ahead, we are anticipating that the U.S. economy will gradually accelerate over the next six months, the result of the massive monetary stimulus, and the expected fiscal package currently under debate in Washington. Our current average maturity in the portfolio approximates that of the Lehman Brothers 1-3 year Government Bond Index.* If the economy begins to recover and rates begin to rise, it is our intent to shorten our average maturity. We expect the portfolio's average credit quality to remain at the AAA level.**

*
The Lehman Brothers 1-3 Year Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year and maximum maturity of 2.9 years are included. Indexes are unmanaged and investments cannot be made in an index.

**	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

2

VISION Institutional Limited Duration U.S. Government Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
Collateralized Mortgage Obligations--34.4%
	Federal Home Loan Mortgage Corporation--17.2%
$2,410,182	Series 1197-G, REMIC, 6.750%, 12/15/2006	$ 2,464,821
2,413,384	Series 1295-J, REMIC, 7.500%, 3/15/2007	2,503,692
4,871,722	Series 1154-GB, REMIC, 8.000%, 10/15/2006	5,120,764
781,554	Series 1253-E, REMIC 8.000%, 2/15/2007	816,669

	Total	10,905,946

	Federal National Mortgage Association--17.2%
2,100,000	Series 1993-77-H, REMIC, 6.750%, 11/25/2020	2,205,399
4,125,266	Series 1993-37-PH, REMIC, 7.000%, 1/25/2021	4,203,934
1,655,566	Series 1992-43-E, REMIC, 7.500%, 4/25/2022	1,770,346
2,574,334	Series 1991-4-G, REMIC, 8.250%, 1/25/2006	2,743,313

	Total	10,922,992

	Total Collateralized Mortgage Obligations (identified cost $21,482,080)	21,828,938

Government Agencies--36.4%
	Federal Home Loan Bank--18.0%
3,000,000	5.375%, 2/15/2006	3,166,410
2,500,000	6.375%, 11/14/2003	2,678,100
5,000,000	7.125%, 2/15/2005	5,570,700

	Total	11,415,210

Principal Amount or Shares		Value
Government Agencies--continued
	Federal National Mortgage Association--18.4%
$5,000,000	6.500%, 8/15/2004	$ 5,436,350
1,000,000	6.580%, 6/24/2004	1,024,580
5,000,000	7.125%, 9/19/2005	5,184,450

	Total	11,645,380

	Total Government Agencies (identified cost $22,047,828)	23,060,590

Mortgage Backed Securities--7.5%
	Federal Home Loan Mortgage Corporation--6.6%
1,724,544	6.000%, 8/1/2006	1,794,060
1,294,160	9.000%, 4/1/2016	1,394,056
866,325	9.000%, 6/1/2022	950,792

	Total	4,138,908

	Government National Mortgage Association--0.9%
69,075	8.500%, 2/15/2017	75,033
22,188	8.500%, 4/15/2017	24,057
131,665	8.500%, 7/15/2021	142,013
123,528	8.500%, 7/15/2021	133,410
198,600	8.500%, 1/15/2023	213,929

	Total	588,442

	Total Mortgage Backed Securities (identified cost $4,629,866)	4,727,350

U.S. Treasury Obligations--20.4%
	U.S. Treasury Notes--20.4%
6,900,000	5.750%, 11/15/2005	7,501,956
5,000,000	5.875%, 11/15/2004	5,416,300

	Total U.S. Treasury Obligations (identified cost $12,381,037)	12,918,256

Mutual Fund--0.2%
115,989	Seven Seas Money Market Fund (at net asset value)	115,989

	Total Investments (identified cost $60,656,800)	$62,651,123

(See Notes to Portfolios of Investments)

3

VISION Institutional Prime Money Market Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
(1) Corporate Obligations--59.5%
	Banking--3.7%
$ 9,000,000	Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto Dominion Bank), 3.430%-4.810%, 11/16/2001-2/5/2002	$ 8,946,250

	Capital Equipment & Services--2.0%
5,000,000	General Electric Capital Services, 3.480%, 4/26/2002	4,914,933

	Chemicals--4.1%
10,000,000	Dow Chemical Co., 2.260%, 12/10/2001	9,975,517

	Diversified--2.0%
5,000,000	General Electric Capital Corp., 3.310%, 3/4/2002	4,943,454

	Financial Retail--4.5%
11,000,000	American Express Credit Corp., 2.290%-2.330%, 11/20/2001- 12/11/2001	10,979,899

	Financial Services--9.9%
5,000,000	Citicorp, 2.550%, 11/7/2001	4,997,875
10,000,000	IBM Credit Corp., (International Business Machines Corp. Support Agreement), 2.470%, 11/1/2001	10,000,000
4,000,000	Verizon Global Funding, 3.280%, 11/5/2001	3,998,542
5,000,000	Wells Fargo & Co., 2.400%, 1/29/2002	4,970,333

	Total	23,966,750

	Food & Beverage--8.2%
3,000,000	Coca-Cola Co., 3.360%, 11/21/2001	2,994,400
10,000,000	Kraft Foods, Inc., 2.420%, 11/5/2001	9,997,311
7,000,000	Nestle Capital Corp., 3.540%, 11/2/2001	6,999,312

	Total	19,991,023

	Insurance--11.5%
4,000,000	American General Corp., 3.520%, 1/28/2002	3,965,582
5,000,000	American General Finance Corp., 3.590%, 11/13/2001	4,994,017
11,000,000	Prudential Funding LLC, 2.470%- 2.250%, 11/9/2001-12/3/2001	10,985,256
8,000,000	Transamerica Finance Corp., 2.250%- 2.290%, 12/14/2001-3/18/2002	7,960,418

	Total	27,905,273

Principal Amount		Value
(1) Corporate Obligations--continued
	News & Publishing--3.3%
$ 8,000,000	Gannett Co., Inc., 2.500%, 11/6/2001	$ 7,997,222

	Oil--6.2%
5,000,000	BP Amoco Capital PLC, 2.230%, 4/3/2002	4,952,613
10,000,000	Texaco, Inc., 2.280%, 11/28/2001	9,982,900

	Total	14,935,513

	Retail--4.1%
10,000,000	Wal-Mart Stores, Inc., 2.450%, 11/2/2001	9,999,319

	Total Corporate Obligations	144,555,153

U.S. Government Agencies--32.8%
	Federal National Mortgage Association--22.3%
4,000,000	2.155%, 4/19/2002	3,959,534
5,000,000	2.290%, 12/14/2001	4,986,324
15,000,000	2.320%, 6/27/2002	14,769,933
10,000,000	3.290%, 2/21/2002	9,897,644
5,000,000	3.630%, 12/6/2001	4,982,354
15,642,000	3.820%, 11/8/2001	15,630,382

	Total	54,226,171

	Federal Home Loan Mortgage Corporation--6.5%
8,025,000	3.330%, 12/6/2001	7,999,019
5,000,000	3.460%, 3/15/2002	4,935,606
3,000,000	3.480%, 1/30/2002	2,973,900

	Total	15,908,525

	Federal Home Loan Bank System--4.0%
9,660,000	2.040%, 1/23/2002	9,614,566

	Total U.S. Government Agencies	79,749,262

(2) Notes--Variable--3.7%
9,000,000	Morgan Stanley, Dean Witter & Co., 2.675%, 11/1/2001	9,000,000

(3) Repurchase Agreement--5.8%
14,093,100	State Street Corp., 2.510%, dated 10/31/2001, due 11/1/2001	14,093,100

	Total Investments (at amortized cost)	$247,397,515

(See Notes to Portfolios of Investments)

4

VISION Money Market Fund
Portfolio of Investments
October 31, 2001 (unaudited)

Principal Amount		Value
(1) Corporate Obligations--66.1%
	Banking--6.0%
$61,000,000	Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto Dominion Bank), 3.430%- 4.810%, 11/16/2001-2/5/2002	$ 60,556,333
50,000,000	Wells Fargo & Co., 2.400%, 1/29/2002	49,703,333

	Total	110,259,666

	Chemicals--2.4%
45,000,000	Dow Chemical Co., 2.260%, 12/10/2001	44,889,825

	Diversified--4.3%
80,000,000	General Electric Capital Corp., 3.310%-3.480%, 3/4/2002-4/26/2002	78,924,142

	Financial Retail--4.1%
75,000,000	American Express Credit Corp., 2.290%-2.330%, 11/20/2001-12/11/2001	74,874,903

	Financial Services--17.3%
50,000,000	Citicorp, 2.550%, 11/7/2001	49,978,750
75,000,000	IBM Credit Corp., (International Business Machines Corp. Support Agreement), 2.470%, 11/1/2001	75,000,000
90,000,000	(2) Morgan Stanley, Dean Witter & Co., 2.675%, 11/1/2001	90,000,000
68,000,000	Nestle Capital Corp., 3.540%, 11/2/2001	67,993,313
36,000,000	Verizon Global Funding, 3.280%, 11/5/2001	35,986,880

	Total	318,958,943

	Food & Beverage--4.4%
22,000,000	Coca-Cola Co., 3.360%, 11/21/2001	21,958,933
60,000,000	Kraft Foods, Inc., 2.420%, 11/5/2001	59,983,867

	Total	81,942,800

	Insurance--12.6%
35,000,000	American General Corp., 3.520%, 1/28/2002	34,698,845
45,000,000	American General Finance Corp., 3.590%, 11/13/2001	44,946,150
85,000,000	Prudential Funding LLC, 2.250%-2.470%, 11/9/2001-12/3/2001	84,880,789
67,000,000	Transamerica Finance Corp., 2.250%-2.290%, 12/14/2001-3/18/2002	66,687,339

	Total	231,213,123

Principal Amount		Value
(1) Corporate Obligations--continued
	News & Publishing--4.1%
$75,000,000	Gannett Co., Inc., 2.500%, 11/6/2001	$ 74,973,958

	Oil--6.8%
45,000,000	BP Amoco Capital PLC, 2.230%, 4/3/2002	44,573,513
80,000,000	Texaco, Inc., 2.280%, 11/28/2001	79,863,200

	Total	124,436,713

	Retail--4.1%
75,000,000	Wal-Mart Stores, Inc., 2.450%, 11/2/2001	74,994,896

	Total Corporate Obligations	1,215,468,969

(1) U.S. Government Agencies--31.6%
	Federal National Mortgage Association--18.1%
36,000,000	2.155%, 4/19/2002	35,635,805
45,000,000	2.290%, 12/14/2001	44,876,913
100,000,000	2.320%, 6/27/2002	98,466,222
75,000,000	3.290%, 2/21/2002	74,232,333
30,000,000	3.630%, 12/6/2001	29,894,125
50,000,000	3.820%, 11/8/2001	49,962,861

	Total	333,068,259

	Federal Home Loan Mortgage Corporation--9.4%
52,000,000	3.33%, 12/6/2001	51,831,650
75,000,000	3.46%, 3/15/2002	74,034,083
47,000,000	3.48%, 1/30/2002	46,591,100

	Total	172,456,833

	Federal Home Loan Bank System--4.1%
75,000,000	2.040%, 1/23/2002	74,647,250

	Total U.S. Government Agencies	580,172,342

(3) Repurchase Agreement--2.4%
44,395,300	State Street Corp., 2.510%, dated 10/31/2001, due 11/1/2001	44,395,300

	Total Investments (at amortized cost)	$1,840,036,611

(See Notes to Portfolios of Investments)

5

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of net assets at October 31, 2001.

(1)	Each issue, with the exception of variable rate securities, shows the coupon or rate of discount at the time of purchase, if applicable.
(2)	Denotes variable rate securities which show current rate and next demand date shown.
(3)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at October 31, 2001.

The following acronym is used throughout this report:

REMIC--Real Estate Mortgage Investment Conduit

VISION Fund	Cost of Investments for Federal Tax Purposes		Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Institutional Limited Duration U.S. Government Fund	$ 60,859,527		$1,791,596	$1,791,596	$--	$ 63,338,930
Institutional Prime Money Market Fund	247,397,515	*	--	--	--	243,120,764
Money Market Fund	1,840,036,611	*	--	--	--	1,838,442,034

* at amortized cost

(See Notes which are an integral part of the Financial Statements)

6

VISION Group of Funds
Statements of Assets and Liabilities
Six Months Ended October 31, 2001 (unaudited)

	Institutional Limited Duration U.S. Government Fund	Institutional Prime Money Market Fund	Money Market Fund
Assets:

Investments in securities, at amortized cost and value	$62,651,123	$247,397,515	$1,840,036,611

Cash	118,559	75,825	1,868,531

Income receivable	805,937	20,377	199,246

Receivable for shares sold	82,449	--	--

Total assets	63,658,068	247,493,717	1,842,104,388

Liabilities:

Income distribution payable	300,677	586,050	3,519,031

Payable for shares redeemed	--	3,765,193	--

Accrued expenses	18,461	21,710	143,323

Total liabilities	319,138	4,372,953	3,662,354

Net Assets	$63,338,930	$243,120,764	$1,838,442,034

Net Assets Consist of:

Paid in capital	$62,782,365	$243,120,764	$1,838,442,034

Net unrealized appreciation of investments	1,994,323	--	--

Accumulated net realized loss on investments	(781,987)	--	--

Distributions in excess of net investment income	(655,771)	--	--

Total Net Assets	$63,338,930	$243,120,764	$1,838,442,034

Class A Shares	--	--	$1,740,037,131

Class S Shares	--	--	$ 98,369,601

Institutional Shares	$63,338,930	$243,120,764	$ 35,302

Shares Outstanding:

Class A Shares	--	--	1,740,037,131

Class S Shares	--	--	98,369,601

Institutional Shares	6,319,075	243,123,342	35,302

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value and Redemption Proceeds Per Share

Class A Shares	--	--	$ 1.00

Class S Shares	--	--	$ 1.00

Institutional Shares	$ 10.02	$ 1.00	$ 1.00

Offering Price Per Share*

Institutional Shares	$ 10.33 **	$ 1.00	$ 1.00

Investments, at identified and federal tax cost	$60,859,527	$247,397,515	$1,840,036,611

Identified cost reflecting generally accepted accounting principles	$60,656,800	$247,397,515	$1,840,036,611

*	See "What Do Shares Cost?" in the Prospectus.
**	Computation of offering price per share 100/97.0 of net asset value.

(See Notes which are an integral part of the Financial Statements)

7

VISION Group of Funds
Statements of Operations
Six Months Ended October 31, 2001 (unaudited)

	Institutional Limited Duration U.S. Government Fund	Institutional Prime Money Market Fund	Money Market Fund(a)
Investment Income:

Interest	$1,629,702	$4,386,335	$35,724,108

Expenses:

Investment adviser fee	173,682	571,161	4,512,390

Administrative personnel and services fee	24,597	97,045	766,877

Custodian fees	1,447	5,683	26,721

Transfer and dividend disbursing agent fees and expenses	12,450	39,396	452,668

Directors' fees	510	1,371	23,968

Auditing fees	3,399	5,717	38,471

Legal fees	2,229	2,300	30,222

Portfolio accounting fees	13,026	51,404	406,115

Distribution services fee--Class S Shares	--	--	103,469

Shareholder services fee--Class A Shares	--	--	730,628

Shareholder services fee--Class S Shares	--	--	38,946

Shareholder services fee--Institutional Shares	--	--	20

Share registration costs	5,049	7,332	39,079

Printing and postage	1,381	4,035	122,800

Insurance premiums	1,575	634	2,267

Miscellaneous	1,759	1,130	9,885

Total expenses	241,104	787,208	7,304,526

Waivers:

Waiver of investment adviser fee	(57,894)	(342,696)	(912,996)

Waiver of distribution services fee--Class S Shares	--	--	(7,789)

Waiver of shareholder services fee--Class A Shares	--	--	(146,126)

Waiver of shareholder services fee--Class S Shares	--	--	(4,360)

Waiver of shareholder services fee--Institutional Shares	--	--	(11)

Total waivers	(57,894)	(342,696)	(1,071,282)

Net expenses	183,210	444,512	6,233,244

Net investment income	1,446,492	3,941,823	29,490,864

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	98,379	--	--

Net change in unrealized appreciation of investments	1,516,033	--	--

Net realized and unrealized gain (loss) on investments	1,614,412	--	--

Change in net assets resulting from operations	$3,060,904	$3,941,823	$29,490,864

(a)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to October 31, 2001 for Money Market Fund's Institutional Shares.

(See Notes which are an integral part of the Financial Statements)

8

VISION Group of Funds
Statements of Changes in Net Assets

	Institutional Limited Duration U.S. Government Fund
	Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(1)	Year Ended June 30, 2000
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 1,446,492	$ 3,406,633	$ 3,327,425

Net realized gain (loss) on investments	98,379	(76,307)	(409,559)

Net change in unrealized appreciation (depreciation) of investments	1,516,033	884,134	(321,773)

Change in net assets resulting from operations	3,060,904	4,214,460	2,596,093

Distributions to Shareholders:

Distributions from net investment income

Class A Shares	--	--	--

Class S Shares	--	--	--

Institutional Shares	(1,766,011)	(3,381,973)	(3,314,951)

Change in net assets resulting from distributions to shareholders	(1,766,011)	(3,381,973)	(3,314,951)

Share Transactions:

Proceeds from sale of shares	18,004,458	10,363,021	40,570,589

Net asset value of shares issued to shareholders in payment of distributions declared	180,715	635,131	442,532

Cost of shares redeemed	(12,423,015)	(28,689,065)	(19,194,805)

Change in net assets resulting from share transactions	5,762,158	(17,690,913)	21,818,316

Change in net assets	7,057,051	(16,858,426)	21,099,458

Net Assets:

Beginning of period	56,281,879	73,140,305	52,040,847

End of period	$63,338,930	$56,281,879	$73,140,305

Undistributed (distributions in excess of ) net investment income included in net assets at end of period	$ (655,771)	$ 37,066	$ 12,406

(1)
Formerly Governor Limited Duration Government Securities Fund and Governor Prime Money Market Fund, respectively. The Funds changed their fiscal year end from June 30 to April 30. Operations for the period are from July 1, 2000 to April 30, 2001.

(2)	The Institutional Prime Money Market Fund commenced offering Class S Shares on April 19, 1999 and discontinued offering Class S Shares on November 30, 2000.

(See Notes which are an integral part of the Financial Statements)

9

Institutional Prime Money Market Fund					Money Market Fund
Six Months Ended (unaudited) October 31, 2001	Period Ended April 30, 2001(1)		Year Ended June 30, 2000		Six Months Ended (unaudited) October 31, 2001	Year Ended April 30, 2001

$ 3,941,823	$ 10,531,927		$ 15,906,773		$ 29,490,864	$ 81,963,219

--	--		8,750		--	--

--	--		--		--	--

3,941,823	10,531,927		15,915,523		29,490,864	81,963,219

--	--		--		(28,257,637)	(78,322,062)

--	(64,644	)(2)	(143,381	)(2)	(1,233,021)	(3,641,157)

(3,941,823)	(10,478,624)		(15,763,392)		(206)	--

(3,941,823)	(10,543,268)		(15,906,773)		(29,490,864)	(81,963,219)

514,556,676	658,046,912		994,402,561		66,673,447,040	100,462,993,687

855,066	2,737,844		1,779,251		14,294,714	42,093,952

(458,304,281)	(760,249,793)		(972,947,088)		(66,509,054,951)	(99,989,220,429)

57,107,461	(99,465,037)		23,234,724		178,686,803	515,867,210

57,107,461	(99,476,378)		23,243,474		178,686,803	515,867,210

186,013,303	285,489,681		262,246,207		1,659,755,231	1,143,888,021

$243,120,764	$186,013,303		$285,489,681		$ 1,838,442,034	$ 1,659,755,231

$ --	$ --		$ 11,341		$ --	$ --

10

VISION Group of Funds
Financial Highlights

(For a share outstanding throughout each period)

Period Ended April 30,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Net Realized Gains

Institutional Limited Duration U.S. Government Fund(c)
1998	(d)	$10.00	0.56		(0.04)		0.52		(0.56)		(0.00	)(e)
1999	(g)	$ 9.96	0.54		(0.13)		0.41		(0.54)		(0.00	)(e)
2000	(g)	$ 9.83	0.55		(0.14)		0.41		(0.55)		--
2001	(h)(i)	$ 9.69	0.50		0.11		0.61		(0.49)		--
2001	(j)	$ 9.81	0.26	(n)	0.25		0.51		(0.30)		--
Institutional Prime Money Market Fund(k)
1997	(l)	$ 1.00	0.04		0.00	(e)	0.04		(0.04)		--
1998	(g)	$ 1.00	0.05		0.00	(e)	0.05		(0.05)		--
1999	(g)	$ 1.00	0.05		(0.00	)(e)	0.05		(0.05)		--
2000	(g)	$ 1.00	0.05		0.00	(e)	0.05		(0.05)		--
2001	(h)(i)	$ 1.00	0.05		--		0.05		(0.05)		--
2001	(j)	$ 1.00	0.02		--		0.02		(0.02)		--
Money Market Fund
2001	(m)	$ 1.00	0.00	(e)	--		0.00	(e)	(0.00	)(e)	--

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Formerly Governor Limited Duration Government Securities Fund, effective date January 8, 2001.
(d)	Reflects operations for the period from July 1, 1997 (date of initial public investment) to June 30, 1998.
(e)	Less than $0.01 per share.
(f)	Computed on an annualized basis.
(g)	Reflects operations for the year ended June 30.
(h)	Reflects operations for the period from July 1, 2000 to April 30, 2001. The Funds changed their fiscal year end from June 30 to April 30.
(i)	Effective January 8, 2001, the Funds changed their investment adviser from Martindale Andres & Company LLC to Manufacturers and Traders Trust Company.
(j)	Reflects operations for the six months ended October 31, 2001 (unaudited).
(k)	Formerly Governor Prime Money Market Fund, effective date January 8, 2001.
(l)	Reflects operations for the period from October 7, 1996 (date of initial public investment) to June 30, 1997.
(m)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to October 31, 2001 (unaudited).
(n)
As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended October 31, 2001 resulted in a $0.04 decrease in the net investment income per share and a corresponding increase in the net realized and unrealized gain (loss) per share, and decreased the ratio of net investment income to average net assets from 5.98% to 5.00%. Per share, ratios and supplemental data for periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

(See Notes which are an integral part of the Financial Statements)

11

				Ratios to Average Net Assets
Total Distributions		Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.56)		$ 9.96	5.39%	0.65	%(f)	5.58	%(f)	1.18	%(f)	$ 29,360	482%
(0.54)		$ 9.83	4.25%	0.59%		5.51%		1.03%		$ 52,041	519%
(0.55)		$ 9.69	4.31%	0.61%		5.77%		0.94%		$ 73,140	237%
(0.49)		$ 9.81	6.47%	0.71	%(f)	6.05	%(f)	0.21	%(f)	$ 56,282	158%
(0.30)		$10.02	5.33%	0.63	%(f)	5.00	%(f)(n)	0.20	%(f)	$ 63,341	43%

(0.04)		$ 1.00	3.73%	0.36	%(f)	5.02	%(f)	0.70	%(f)	$ 95,850	--
(0.05)		$ 1.00	5.19%	0.48%		5.14%		0.76%		$217,861	--
(0.05)		$ 1.00	4.80%	0.49%		4.68%		0.80%		$261,561	--
(0.05)		$ 1.00	5.46%	0.47%		5.34%		0.70%		$282,014	--
(0.05)		$ 1.00	4.81%	0.53	%(f)	5.76	%(f)	0.21	%(f)	$186,013	--
(0.02)		$ 1.00	1.77%	0.39	%(f)	3.45	%(f)	0.30	%(f)	$243,121	--

(0.00	)(e)	$ 1.00	0.41%	0.65	%(f)	2.50	%(f)	0.34	%(f)	$ 35	--

12

VISION Group of Funds
Notes to Financial Statements
October 31, 2001 (unaudited)

Organization

VISION Group of Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eighteen portfolios (individually referred to as the "Fund", or collectively as the "Funds"). The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION Institutional Limited Duration U.S. Government Fund ("Institutional Limited Duration U.S. Government Fund") (formerly Governor Limited Duration Government Securities Fund) (d)	Seeks current income with preservation of capital as a secondary objective.

VISION Institutional Prime Money Market Fund ("Institutional Prime Money Market Fund") (formerly Governor Prime Money Market Fund) (d)	Seeks current income with liquidity and stability of principal.

VISION Money Market Fund (``Money Market Fund'') (d)	Seeks current income with liquidity and stability of principal.

(d)  Diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Institutional Limited Duration U.S. Government Fund is the successor to Governor Limited Duration Government Securities Fund and Institutional Prime Money Market Fund is the successor to Governor Prime Money Market Fund pursuant to a reorganization that took place on January 8, 2001. Prior to that date, each of these VISION Funds had no investment operations. Accordingly, the information in these financial statements for periods prior to January 8, 2001 is historical information for the corresponding Governor Fund.

The Board of Trustees of the Governor Funds, at a meeting held on October 27, 2000, approved the liquidation of the S Shares of the Governor Prime Money Market Fund. The liquidation was effective on November 30, 2000.

Effective August 31, 2001, Institutional Shares were added to the Money Market Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation--Institutional Prime Money Market Fund and Money Market Fund use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act. For Institutional Limited Duration U.S. Government Fund, U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements--It is each Fund's policy to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to

13

VISION Group of Funds

ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized/accreted as required by the Internal Revenue Code, as amended (the "Code") and for financial reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Money Market Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Change in Accounting Principle--As required, effective May 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums on debt securities. Prior to May 1, 2001, the Fund did not amortize long-term premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following adjustments based on securities held by the Fund on May 1, 2001:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation
Institutional Limited Duration U.S. Government Fund	$(373,318)	$229,209	$144,109

The effect of this change for the six months ended October 31, 2001 was as follows:

	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation
Institutional Limited Duration U.S. Government Fund	$(284,064)	$225,446	$58,618

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. For the Funds of the Trust not indicated above, the adoption of the Guide did not have any effect on their financial statements.

Federal Taxes--It is the policy of the Funds to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 2001, Institutional Limited Duration U.S. Government Fund, for federal tax purposes, had a capital loss carryforward of $991,038, which will reduce the Institutional Limited Duration U.S. Government Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Institutional Limited Duration U.S. Government Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 67,802
2008	616,878
2009	306,358

$991,038

14

VISION Group of Funds

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Change in Fiscal Year--Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund changed their fiscal year end from June 30 to April 30.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis.

Capital Stock

At October 31, 2001, there were 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Limited Duration U.S. Government Fund; 1,000,000,000 shares (without par value) capital stock authorized with respect to Institutional Prime Money Market Fund; and 6,000,000,000 shares of $0.001 par value capital stock (2,000,000,000 authorized as to Class A Shares, 2,000,000,000 authorized as to Class S Shares and 2,000,000,000 authorized as to Institutional Shares) authorized with respect to Money Market Fund. Capital paid-in for Institutional Prime Money Market Fund aggregated $243,120,764. Capital paid-in for Money Market Fund aggregated $1,838,442,034, par value was $1,838,442. Transactions in capital stock were as follows:

	Institutional Limited Duration U.S. Government Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,822,750	$18,004,458	1,061,258	$10,363,021	4,176,016	$40,570,589

Shares issued to shareholders in payment of distributions declared	18,295	180,715	65,218	635,131	45,576	442,532

Shares redeemed	(1,260,232)	(12,423,015)	(2,932,410)	(28,689,065)	(1,972,643)	(19,194,805)

Net change resulting from share transactions	580,813	$ 5,762,158	(1,805,934)	$(17,690,913)	2,248,949	$21,818,316

	Institutional Prime Money Market Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
Institutional Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	514,556,676	$514,556,676	653,560,772	$653,561,184	981,122,385	$981,122,385

Shares issued to shareholders in payment of distributions declared	855,066	855,066	2,727,275	2,727,275	1,779,251	1,779,251

Shares redeemed	(458,304,281)	(458,304,281)	(752,277,442)	(752,277,442)	(962,457,888)	(962,457,888)

Net change resulting from Institutional Shares transactions	57,107,461	$ 57,107,461	(95,989,395)	$ (95,988,983)	20,443,748	$ 20,443,748

15

VISION Group of Funds

	Institutional Prime Money Market Fund
	Six Months Ended October 31, 2001		Period Ended April 30, 2001(a)		Year Ended June 30, 2000
Class S Shares	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	--	$ --	4,485,728	$ 4,485,728	13,280,176	$13,280,176

Shares issued to shareholders in payment of distributions declared	--	--	10,569	10,569	--	--

Shares redeemed	--	--	(7,972,351)	(7,972,351)	(10,489,200)	(10,489,200)

Net change resulting from Class S Share transactions	--	$ --	(3,476,054)	$ (3,476,054)	2,790,976	$ 2,790,976

Net change resulting from share transactions	57,107,461	$57,107,461	(99,465,449)	$(99,465,037)	23,234,724	$23,234,724

	Money Market Fund
Class A Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	56,310,222,335	83,759,967,105

Shares issued to shareholders in payment of distributions declared	14,294,658	42,093,381

Shares redeemed	(56,182,785,084)	(83,298,883,597)

Net change resulting from Class A Share transactions	141,731,909	503,176,889

	Money Market Fund
Class S Shares	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	10,363,139,455	16,703,026,582

Shares issued to shareholders in payment of distributions declared	3	571

Shares redeemed	(10,326,219,866)	(16,690,336,832)

Net change resulting from Class S Share transactions	36,919,592	12,690,321

	Money Market Fund
Institutional Shares	Period Ended October 31, 2001(b)	Year Ended April 30, 2001
Shares sold	85,250	--

Shares issued to shareholders in payment of distributions declared	53	--

Shares redeemed	(50,001)	--

Net change resulting from Institutional Shares transactions	35,302	--

Net change resulting from share transactions	178,686,803	515,867,210

(a)	Reflects operations for the period from July 1, 2000 to April 30, 2001.
(b)	Reflects operations for the period from September 4, 2001 (date of initial public investment) to October 31, 2001.

16

VISION Group of Funds

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds' investment adviser (the ``Adviser'' or ``M&T''), receives for its services an annual investment adviser fee equal to 0.60% of Institutional Limited Duration U.S. Government Fund's average daily net assets, 0.50% of Institutional Prime Money Market Fund's average daily net assets, and 0.50% of Money Market Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Prior to January 8, 2001, Martindale Andres & Company, LLC (formerly Martindale Andres & Company, Inc.) acted as Investment Adviser to the Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund. Effective May 31, 2000, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC (``Martindale'') a wholly owned subsidiary of Keystone Financial, Inc. with no resulting change of equal control or management. Martindale assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with the Funds. For the services as Investment Adviser, Martindale was entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Funds, at the following annual percentage rates:

Fund Name	Fee Rate
Governor Limited Duration Government Securities Fund	0.60%
Governor Prime Money Market Fund	0.40%

Administrative Fee--Federated Services Company (``FServ'') and M&T Securities, Inc. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fees Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

Prior to January 8, 2001, BISYS Fund Services Ohio, Inc. (``BISYS Ohio'') served as co-administrator to Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund. BISYS Ohio is a wholly owned subsidiary of the BISYS Group, Inc., with whom certain officers of the Funds were affiliated. Such officers were paid no fees directly by the Funds for serving as officers. Martindale served as the other co-administrator. Under the terms of the administration agreement, BISYS Ohio and Martindale were entitled to receive from Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund, a fee computed daily and paid monthly, based on the average daily net assets of the fund at an annual rate of 0.15%.

FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee--FServ provides the Funds with certain administrative personnel and fund accounting services. Fserv, through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

17

VISION Group of Funds

State Street Bank provides financial administration and fund accounting services to the Funds for an aggregate annual fee of 0.045% of the Funds' average daily net assets.

Distribution Services Fee--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of the average daily net assets of each Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Institutional Limited Duration U.S. Government Fund, Institutional Prime Money Market Fund and Money Market Fund did not pay or accrue distribution services fees during the period ended October 31, 2001.

Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market Fund have agreed not to accrue or pay a distribution services fee for one year period ending January 8, 2002.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with M&T Securities, Inc., M&T Securities, Inc. may receive up to 0.25% of average daily net assets of each Fund for the period. The fee paid to M&T Securities, Inc. is used to finance certain services for shareholders and to maintain shareholder accounts. M&T Securities, Inc. may voluntarily choose to waive any portion of its fee. M&T Securities, Inc. can modify or terminate this voluntary waiver at any time at its sole discretion. Institutional Limited Duration U.S. Government Fund and Institutional Prime Money Market did not pay or accrue shareholder services fees during the six months ended October 31, 2001.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions--Purchases and sales of investments for Institutional Limited Duration U.S. Government Fund, excluding short-term securities (and in-kind contributions) for the six months ended October 31, 2001, were $30,213,777, and $23,990,326, respectively.

18

Trustees: Officers
Trustees	Officers

Randall I. Benderson	Edward C. Gonzales
Chairman and Treasurer
Joseph J. Castiglia	Carl W. Jordan
President
John S. Cramer	Kenneth G. Thompson
Vice President
Mark J. Czarnecki	Beth S. Broderick
Vice President and Assistant Treasurer
Daniel R. Gernatt, Jr.	C. Grant Anderson
Secretary
George K. Hambleton, Jr.	Victor R. Siclari
Assistant Secretary

Shares of the VISION Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

19

VISION INSTITUTIONAL LIMITED
DURATION U.S. GOVERNMENT FUND

VISION INSTITUTIONAL PRIME
MONEY MARKET FUND

VISION MONEY MARKET FUND

VISION
GROUP OF FUNDS

ww.visionfunds.net . visionfunds@mandtbank.com

Cusip 92830F653
Cusip 92830F646	Mutual Fund Shareholder Services
Cusip 92830F612	P.O. Box 4556
26973 (12/01)	Buffalo, NY 14240-4556